WESTERN NATIONAL LIFE INSURANCE COMPANY
   Executive  Office:                           Annuity Service Office:
5555 San Felipe, Suite 900  1290 Silas Deane Highway     P.O. Box 290721
Houston, TX 77056           Wethersfield, CT 06109-4303  Wethersfield, CT
                                                           06129-0721
713-888-7800                                  1-800-910-4455

           INDIVIDUAL FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS
                        WITH FLEXIBLE PURCHASE PAYMENTS
                                   ISSUED BY
                            WNL SEPARATE ACCOUNT A
                                      AND
                    WESTERN NATIONAL LIFE INSURANCE COMPANY

     The Individual Fixed and Variable Deferred Annuity Contracts with Flexible Purchase Payments (the "Contracts") described in this Prospectus provide for accumulation of Contract Values on a fixed or variable basis and payment of annuity payments on a fixed and variable basis. The Contracts are designed for use by individuals in retirement plans on a Qualified or Non-Qualified basis. (See "Definitions.")

Purchase Payments for the Contracts will be allocated to a segregated investment account of Western National Life Insurance Company (the "Company"), which account has been designated WNL Separate Account A (the "Separate Account"), or to the Company's General Account. Under certain circumstances, however, Purchase Payments initially may be allocated to the Global Advisors Money Market Sub-Account of the Separate Account. (See "Highlights.") The
Separate Account invests in shares of WNL Series Trust. (See "WNL Series Trust.") WNL Series Trust is a series fund with eight Portfolios currently available: BEA Growth and Income Portfolio, BlackRock Managed Bond Portfolio, Credit Suisse International Equity Portfolio, EliteValue Asset Allocation Portfolio, Global Advisors Growth Equity Portfolio, Global Advisors Money Market Portfolio, Salomon Brothers U.S. Government Securities Portfolio, and Van Kampen American Capital Emerging Growth Portfolio.

THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENT IN THE CONTRACTS IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE OWNER'S INVESTMENT TO FLUCTUATE, AND WHEN THE CONTRACTS ARE SURRENDERED, THE VALUE MAY BE HIGHER OR LOWER THAN THE PURCHASE PAYMENTS.

This Prospectus concisely sets forth the information for a prospective investor. Additional information about the Contracts is contained in the Statement of Additional Information (the "SAI") which is available at no charge. The SAI has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. The Table of Contents of the SAI can be found on Page 28 of this Prospectus. For a copy of the SAI, call 1-800-910-4455 or write to the Company's Annuity Service Office at the address listed above.

INQUIRIES:

     Any inquiries can be made by telephone or in writing to the Annuity Service Office listed above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This  Prospectus  and  the  SAI  are  dated  May  1,  1997.
This  Prospectus  should  be  kept  for  future  reference.

                               TABLE OF CONTENTS

                                                                   Page
DEFINITIONS                                                           1
HIGHLIGHTS                                                            2
FEE TABLE                                                             4
CONDENSED FINANCIAL INFORMATION                                       6
THE COMPANY                                                           7
THE SEPARATE ACCOUNT                                                  8
WNL SERIES TRUST                                                      8
  BEA Growth and Income Portfolio                                     8
  BlackRock Managed Bond Portfolio                                    8
  Credit Suisse International Equity Portfolio                        9
  EliteValue Asset Allocation Portfolio                               9
  Global Advisors Growth Equity Portfolio                             9
  Global Advisors Money Market Portfolio                              9
  Salomon Brothers U.S. Government Securities Portfolio               9
  Van Kampen American Capital Emerging Growth Portfolio              10
  Voting Rights                                                      10
  Substitution of Securities                                         10
CHARGES AND DEDUCTIONS                                               10
  Deduction for Contingent Deferred Sales Charge (Sales Load)        10
  Reduction or Elimination of the Contingent Deferred Sales Charge   11
  Deduction for Mortality and Expense Risk Charge                    11
  Deduction for Enhanced Death Benefit Charge                        11
  Deduction for Administrative Charge                                12
  Deduction for Contract Maintenance Charge                          12
  Deduction for Premium and Other Taxes                              12
  Deduction for Expenses of the Trust                                12
THE CONTRACTS                                                        12
   Owner                                                             12
  Joint Owners                                                       13
  Annuitant                                                          13
  Assignment                                                         13
PURCHASE PAYMENTS AND CONTRACT VALUE                                 13
  Purchase Payments                                                  13
  Allocation of Purchase Payments                                    14
  Bonus                                                              14

  Dollar Cost Averaging                                              14
  Contract Value                                                     14
  Accumulation Units                                                 15
  Accumulation Unit Value                                            15
TRANSFERS                                                            15
  Transfers Prior to the Annuity Date                                15
  Transfers During the Annuity Period                                16
  Sweep Account Program                                              16
ASSET ALLOCATION PROGRAMS                                            17
  Asset Allocation - Portfolio Rebalancing                           17
  Asset Allocation - Financial Intermediaries                        17
WITHDRAWALS                                                          17
  Systematic Withdrawal Option                                       18
  Texas Optional Retirement Program                                  18
  Suspension or Deferral of Payments                                 18
PROCEEDS PAYABLE ON DEATH                                            19
  Death of Owner During the Accumulation Period                      19
  Death Benefit Amount During the Accumulation Period                19
  Enhanced Death Benefit Amount During the Accumulation Period       19
  Death Benefit Options During the Accumulation Period               19
  Death of Owner During the Annuity Period                           20
  Death of Annuitant                                                 20
  Payment of Death Benefit                                           20
  Beneficiary                                                        20
  Change of Beneficiary                                              20
ANNUITY PROVISIONS                                                   20
  General                                                            20
  Annuity Date                                                       20
  Selection or Change of an Annuity Option                           21
  Frequency and Amount of Annuity Payments                           21
  Annuity                                                            21
  Fixed Annuity                                                      21
  Variable Annuity                                                   21
  Annuity Options                                                    21
DISTRIBUTOR                                                          22
ADMINISTRATION OF THE CONTRACTS                                      22

PERFORMANCE INFORMATION                                              22
  Money Market Sub-Account                                           22
  Other Sub-Accounts                                                 22
TAX STATUS                                                           23
  General                                                            23
  Diversification                                                    24
  Multiple Contracts                                                 24
  Contracts Owned by Other than Natural Persons                      25
  Tax Treatment of Assignments                                       25
  Income Tax Withholding                                             25
  Tax Treatment of Withdrawals - Non-Qualified Contracts             25
  Qualified Plans                                                    25
  Tax Treatment of Withdrawals - Qualified Contracts                 26
  Tax-Sheltered Annuities - Withdrawal Limitations                   27
  Section 457 - Deferred Compensation Plans                          27
FINANCIAL STATEMENTS                                                 27
LEGAL PROCEEDINGS                                                    27
TABLE OF CONTENTS OF THE SAI                                         28

                                  DEFINITIONS
ACCUMULATION PERIOD: The period during which Purchase Payments may be made prior to the Annuity Date.
ACCUMULATION UNIT: A unit of measure used to determine the value of the Owner's interest in a Sub-Account of the Separate Account during the Accumulation Period.
ADJUSTED CONTRACT VALUE: The Contract Value less any applicable premium tax and Contract Maintenance Charge. This amount is applied to the applicable Annuity Tables to determine Annuity Payments.
ADMINISTRATIVE CHARGE: A deduction from the Separate Account which equals, on an annual basis, .15% of the average daily net asset value of the Separate Account.
AGE:  The  age  of  any  Owner  or  Annuitant  on  his/her  last  birthday.
ANNUITANT: The natural person on whose life Annuity Payments are based. On or after the Annuity Date, the Annuitant shall also include any Joint Annuitant. ANNUITY DATE: The date on which Annuity Payments begin.
ANNUITY  OPTIONS:  Options  available  for  Annuity  Payments.
ANNUITY PAYMENTS: The series of payments made to the Owner or any named payee after the Annuity Date under the Annuity Option selected.
ANNUITY PERIOD: The period of time beginning with the Annuity Date during which the Annuity Payments are made.
ANNUITY SERVICE OFFICE: The office indicated on the Cover Page of this Prospectus to which notices and requests must be sent.
ANNUITY UNIT: A unit of measure used to calculate Variable Annuity payments during the Annuity Period.
BENEFICIARY: The person(s) or entity(ies) who/that will receive the death benefit.
BONUS: An additional amount paid by the Company, equal to 1% of the initial Purchase Payment. The Bonus is recapturable by the Company under certain circumstances. See the discussion of the Bonus in this Prospectus for more information.
COMPANY:  Western  National  Life  Insurance  Company.
CONTRACT  ANNIVERSARY:  An  anniversary  of  the  Issue  Date.
CONTRACT VALUE: The sum of the Owner's interest in the General Account and the Sub-Accounts of the Separate Account during the Accumulation Period. CONTRACT YEAR: The first Contract Year is the annual period which begins on the Issue Date. Subsequent Contract Years begin on each Contract Anniversary. FIXED ANNUITY: A series of payments made during the Annuity Period that are guaranteed as to dollar amount by the Company.
GENERAL ACCOUNT: The Company's general investment account which contains all the assets of the Company with the exception of the Separate Account and other segregated asset accounts.
INVESTMENT OPTION: An investment entity into which assets of the Separate Account will be invested.
ISSUE DATE: The date on which the Contract became effective. MORTALITY AND EXPENSE RISK CHARGE: An amount deducted by the Company from the Separate Account each Valuation Period which is equal, on an annual basis, to 1.25% of the average daily net asset value of the Separate Account. NON-QUALIFIED CONTRACTS: Contracts issued under non-qualified plans which do not receive favorable tax treatment under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code of 1986, as amended (the "Code").

OWNER: The person or entity entitled to the ownership rights stated in the Contract.
PORTFOLIO: A segment of an Investment Option which constitutes a separate and distinct class of shares.
PURCHASE PAYMENT: A payment made by or on behalf of an Owner with respect to the Contract.
QUALIFIED CONTRACTS: Contracts issued under Qualified Plans which receive favorable tax treatment under Sections 401, 403(b), 408 or 457 of the Code. SEPARATE ACCOUNT: The Company's Separate Account designated as WNL Separate Account A.
SUB-ACCOUNT: Separate Account assets are divided into Sub-Accounts. Assets of each Sub-Account will be invested in shares of an Investment Option or a Portfolio of an Investment Option.
VALUATION DATE: Each day on which the Company and the New York Stock Exchange ("NYSE") are open for business.
VALUATION PERIOD: The period of time beginning at the close of business of the NYSE on each Valuation Date and ending at the close of business for the next succeeding Valuation Date.
VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of specified Sub-Accounts of the Separate Account.
   WRITTEN REQUEST: A request in writing, in a form satisfactory to the Company, which is received by the Annuity Service Office, at its street address 1290 Silas Deane Highway, Wethersfield, CT 06109-4303, or its mailing address, P.O. Box 290721, Wethersfield, CT 06129-0721.

                                  HIGHLIGHTS

     Purchase Payments for the Contracts will be allocated to a segregated investment account of Western National Life Insurance Company (the "Company"), which account has been designated WNL Separate Account A (the "Separate Account"), or to the Company's General Account. Under certain circumstances, however, Purchase Payments may initially be allocated to the Global Advisors Money Market Sub-Account of the Separate Account (see below). The Separate Account invests in shares of WNL Series Trust. Owners bear the investment risk for all amounts allocated to the Separate Account.

The Contract may be returned to the Company for any reason within 10 calendar days after its receipt by the Owner (or, if the Contract is issued in California, 30 calendar days after the date of receipt if the Owner is 60 years old as of the Issue Date, or 20 calendar days of the date of receipt with respect to the circumstances described in (c) below). (See "Right to Examine.") It may be returned to the Company at its Annuity Service Office, or to the agent through whom it was purchased. When the Contract is received by the Company at its Annuity Service Office, it will be voided as if it had never been in force. Upon its return, the Company will refund the Contract Value, less the Bonus (see "Bonus" on page 14) next computed after receipt of the Contract by the Company at its Annuity Service Office, except in the following circumstances: (a) when the Contract is purchased pursuant to an Individual Retirement Annuity; (b) in those states which require the Company to refund Purchase Payments, less withdrawals; or (c) in the case of Contracts which are deemed by certain states to be replacing an existing annuity or insurance contract and which require the Company to refund Purchase Payments, less withdrawals. With respect to the circumstances described in (a), (b), and
(c) above, the Company will refund the greater of Purchase Payments, less any withdrawals, or the Contract Value, less the Bonus, and will allocate initial Purchase Payments to the Global Advisors Money Market Sub-Account until the expiration of 15 days from the Issue Date (or 25 days in the case of Contracts described under (c) above). Upon the expiration of the 15-day period (or 25-day period with respect to Contracts described under (c) above), the Sub-Account value of the Global Advisors Money Market Sub-Account will be allocated to the Separate Account and the General Account in accordance with the election made by the Owner in the Application.

Each Valuation Period, the Company deducts a Mortality and Expense Risk Charge from the Separate Account which is equal, on an annual basis, to 1.25% of the average daily net asset value of the Separate Account. This charge compensates the Company for assuming the mortality and expense risks under the Contracts. (See "Charges and Deductions - Deduction for Mortality and Expense Risk Charge.")

If the Owner selects the Enhanced Death Benefit, each Valuation Period prior to the 75th birthday of the Owner, or oldest Joint Owner, the Company deducts an Enhanced Death Benefit Charge from the Separate Account which is equal, on an annual basis, to .15% of the average daily net asset value of the Separate Account. This charge compensates the Company for assuming the mortality risks for the Enhanced Death Benefit. (See "Charges and Deductions - Deduction for Enhanced Death Benefit Charge.")

Each Valuation Period, the Company deducts an Administrative Charge from the Separate Account which is equal, on an annual basis, to .15% of the average daily net asset value of the Separate Account. This charge compensates the Company for costs associated with the administration of the Contracts and the Separate Account. (See "Charges and Deductions - Deduction for Administrative Charge.")

On each Contract Anniversary, the Company deducts a Contract Maintenance Charge of $30 from the Contract Value by subtracting values from the General Account and/or by canceling Accumulation Units from each applicable Sub-Account. However, during the Accumulation Period, if the Contract Value on the Contract Anniversary is at least $40,000, then no Contract Maintenance Charge is deducted. If a total withdrawal is made on other than a Contract Anniversary and the Contract Value for the Valuation Period during which the total withdrawal is made is less than $40,000, the full Contract Maintenance Charge will be deducted at the time of the total withdrawal. The charge will be deducted from the General Account and the Sub-Accounts in the same proportion that the amount of Contract Value in the General Account and each Sub-Account bears to the total Contract Value. During the Annuity Period, the Contract Maintenance Charge will be deducted pro rata from Annuity Payments regardless of Contract size and will result in a reduction of each Annuity
Payment. (See "Charges and Deductions - Deduction for Contract Maintenance Charge.")

Premium taxes will be charged against the Contract. Some states assess premium taxes when Purchase Payments are made. Other states assess premium taxes upon annuitization. It is the Company's current practice to deduct for premium taxes when they become due and payable to the states. (See "Charges and Deductions - Deduction for Premium and Other Taxes.")

   The Company will, at the time of the initial Purchase Payment, add an additional amount as a bonus (the "Bonus"), equal to 1% of such Purchase Payment made under the Contract. Such additional amount will be allocated to the Sub-Accounts of the Separate Account and/or the General Account in the same manner as the Purchase Payment. If the Owner makes a withdrawal prior to the seventh Contract Anniversary in excess of (a) 10% of the Contract Value each Contract Year or (b) the amount permitted under the Systematic Withdrawal Option (see "Withdrawals - Systematic Withdrawal Option"), an amount equal to the Bonus will be deducted by the Company from the Contract Value. (See "Purchase Payments and Contract Value-Bonus.")

There is a 10% federal income tax penalty that may be applied to the income portion of any distribution from the Contracts. However, under certain circumstances, the penalty is not imposed. (See "Tax Status - Tax Treatment of Withdrawals - Non-Qualified Contracts" and "Tax Treatment of Withdrawals - - -- Qualified Contracts.") For a further discussion of the taxation of the Contracts, see "Tax Status."

For Contracts purchased in connection with 403(b) plans, withdrawals of amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 403(b)(11) of the Internal Revenue Code) are limited to circumstances only when the Owner: (a) attains age 59 1/2; (b) separates from service; (c) dies; (d) becomes disabled (within the meaning of Section 72(m)(7) of the Internal Revenue Code); or (e) in the case of hardship. Withdrawals for hardship are restricted to the portion of the Owner's Contract Value which represents contributions made by the Owner and does not include any investment results. The limitations on withdrawals became effective on January 1, 1989, and apply only to: (a) salary reduction contributions made after December 31, 1988; (b) income attributable to such contributions; and (c) income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect rollovers or transfers between certain Qualified Plans. Tax penalties may also apply. (See "Tax Status - Tax Treatment of Withdrawals - Qualified Contracts.") Owners should consult their own tax counsel or other tax adviser regarding any distributions. (See "Tax Status - Tax-Sheltered Annuities - Withdrawal Limitations.")

See "Tax Status - Diversification" for a discussion of owner control of the underlying investments in a Variable Annuity contract.

Because of certain exemptive and exclusionary provisions, interests in the General Account are not registered under the Securities Act of 1933 and the General Account is not registered as an investment company under the Investment Company Act of 1940, as amended. Accordingly, neither the General Account nor any interests therein are subject to the provisions of these acts, and the Company has been advised that the staff of the SEC has not reviewed the disclosures in the Prospectus relating to the General Account. Disclosures regarding the General Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


                                    WNL SEPARATE ACCOUNT A FEE TABLE
                                  CONTRACT OWNER TRANSACTION EXPENSES


Contingent Deferred Sales Charge                    Length of Time           Charge
       (see Note 2 below)                       From Purchase Payment  (as a percentage of
                                                  (Number of Years)     Purchase Payment)
                                                         1                       5%
                                                         2                       5%
                                                         3                       5%
                                                         4                       4%
                                                         5                       3%
                                                         6                       2%
                                                         7                       1%
                                                     8 or more                   0%
Transfer Fee (see Note 3 below)                                               None
Contract Maintenance Charge (see Note 4 below)                         $30 per Contract per Contract Year



                       SEPARATE ACCOUNT ANNUAL EXPENSES
                  (as a percentage of average account value)

Mortality and Expense Risk Charge       1.25%
Administrative Charge                    .15%
--------------------------------------
Total Separate Account Annual Expenses  1.40%


                   OPTIONAL SEPARATE ACCOUNT ANNUAL EXPENSES
                  (as a percentage of average account value)
Enhanced  Death  Benefit  Charge  (see  Note  5  below)          .15%


                                 WNL SERIES TRUST ANNUAL EXPENSES
                 (as a percentage of the average daily net assets of a Portfolio)


                                                 Management   Other Expenses   Total Annual
                                                    Fees*     (after expense     Expenses
                                                             reimbursement)**
BEA Growth and Income Portfolio                     .75%             .12%           .87%
BlackRock Managed Bond Portfolio                    .55%             .12%           .67%
Credit Suisse International Equity Portfolio        .90%             .12%          1.02%
EliteValue Asset Allocation Portfolio               .65%             .12%           .77%
Global Advisors Growth Equity Portfolio             .61%             .12%           .73%
Global Advisors Money Market Portfolio              .45%             .12%           .57%
Salomon Brothers
  U.S. Government Securities Portfolio              .475%            .12%           .595%
Van Kampen American Capital
  Emerging Growth Portfolio                         .75%             .12%           .87%

     * WNL INVESTMENT ADVISORY SERVICES, INC., THE TRUST'S INVESTMENT ADVISER ("ADVISER"), HAS AGREED TO WAIVE THAT PORTION OF ITS MANAGEMENT FEES WHICH IS IN EXCESS OF THE AMOUNT PAYABLE BY THE ADVISER TO EACH SUB-ADVISER PURSUANT TO THE RESPECTIVE SUB-ADVISORY AGREEMENTS FOR EACH PORTFOLIO UNTIL MAY 1, 1998. (SEE THE TRUST PROSPECTUS FOR MORE INFORMATION ON ADVISORY AND SUB-ADVISORY FEES.) THE EXAMPLES BELOW ARE CALCULATED BASED UPON THE DEDUCTION OF THE FULL MANAGEMENT FEES.

     ** THE COMPANY HAS UNDERTAKEN TO REIMBURSE EACH PORTFOLIO FOR ALL OPERATING EXPENSES, EXCLUDING MANAGEMENT FEES, THAT EXCEED .12% OF EACH PORTFOLIO'S AVERAGE DAILY NET ASSETS UNTIL MAY 1, 1998. HAD THE COMPANY NOT REIMBURSED SUCH EXPENSES, THE OTHER EXPENSES SHOWN ABOVE WOULD BE HIGHER. THE EXAMPLES BELOW ARE CALCULATED BASED UPON SUCH REIMBURSEMENT OF EXPENSES.

                                   EXAMPLES
               CALCULATED WITHOUT ENHANCED DEATH BENEFIT CHARGE

 (See "Charges and Deductions - Deduction for Enhanced Death Benefit Charge.")

     A Contract Owner would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets: (a) if the Contract is surrendered at the end of each time period or (b) if the Contract is not surrendered or if the Contract is annuitized.


                                                            Time Periods

                                                1 year   3 years   5 years  10 years
BEA Growth and Income Portfolio                a)$73.84  $ 123.39  $155.58  $268.46
                                               b) 23.84     73.39   125.58   268.46
BlackRock Managed Bond Portfolio               a)$71.74  $ 117.07  $144.99  $247.19
                                               b) 21.74     67.07   114.99   247.19
Credit Suisse International Equity Portfolio   a)$75.41  $ 128.12  $163.45  $284.14
                                               b) 25.41     78.12   133.45   284.14
EliteValue Asset Allocation Portfolio          a)$72.79  $ 120.23  $150.30  $257.88
                                               b) 22.79     70.23   120.30   257.88
Global Advisors Growth Equity Portfolio        a)$72.37  $ 118.97  $148.18  $253.61
                                               b) 22.37     68.97   118.18   253.61
Global Advisors Money Market Portfolio         a)$70.69  $ 113.89  $139.67  $236.38
                                               b) 20.69     63.89   109.67   236.38
Salomon Brothers                               a)$70.95  $ 114.69  $141.00  $239.09
  U.S. Government Securities Portfolio         b) 20.95     64.69   111.00   239.09
Van Kampen American Capital                    a)$73.84  $ 123.39  $155.58  $268.46
  Emerging Growth Portfolio                    b) 23.84     73.39   125.58   268.46


                 CALCULATED WITH ENHANCED DEATH BENEFIT CHARGE
 (See "Charges and Deductions - Deduction for Enhanced Death Benefit Charge.")
     A Contract Owner would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets: (a) if the Contract is surrendered at the end of each time period or (b) if the Contract is not surrendered or if the Contract is annuitized.


                                                           Time Periods

                                               1 year    3 years  5 years  10 years
BEA Growth and Income Portfolio                a)$75.41  $128.12  $163.45  $284.14
                                               b) 25.41    78.12   133.45   284.14
BlackRock Managed Bond Portfolio               a)$73.31  $121.81  $152.94  $263.19
                                               b) 23.31    71.81   122.94   263.19
Credit Suisse International Equity Portfolio   a)$76.99  $132.83  $171.28  $299.58
                                               b) 26.99    82.83   141.28   299.58
EliteValue Asset Allocation Portfolio          a)$74.36  $124.97  $158.21  $273.72
                                               b) 24.36    74.97   128.21   273.72
Global Advisors Growth Equity Portfolio        a)$73.94  $123.71  $156.10  $269.52
                                               b) 23.94    73.71   126.10   269.52
Global Advisors Money Market Portfolio         a)$72.26  $118.65  $147.65  $252.55
                                               b) 22.26    68.65   117.65   252.55
Salomon Brothers                               a)$72.52  $119.44  $148.97  $255.22
  U.S. Government Securities Portfolio         b) 22.52    69.44   118.97   255.22
Van Kampen American Capital                    a)$75.41  $128.12  $163.45  $284.14
  Emerging Growth Portfolio                    b) 25.41    78.12   133.45   284.14

NOTES  TO  FEE  TABLE  AND  EXAMPLES

     1. The purpose of the Fee Table is to assist Owners in understanding the various costs and expenses that an Owner will incur directly or indirectly. For additional information, see "Charges and Deductions" in this
Prospectus  and  the    Prospectus  for  WNL  Series  Trust.
     2. After the first Contract Anniversary, a withdrawal of up to 10% of the Contract Value, determined as of the immediately preceding Contract Anniversary, may be withdrawn once each Contract Year on a non-cumulative basis without the imposition of the Contingent Deferred Sales Charge. The Systematic Withdrawal Option may be selected in lieu of the 10% free withdrawal amount. (See "Withdrawals - Systematic Withdrawal Option.")
     3. Currently, no transfer fee is imposed on transfers. The Company reserves the right to impose such a fee in the future which will not exceed the lesser of $25 or 2% of the amount transferred.
     4. During the Accumulation Period, if the Contract Value on the Contract Anniversary is at least $40,000, then no Contract Maintenance Charge is deducted. If a total withdrawal is made on other than a Contract Anniversary and the Contract Value for the Valuation Period during which the total withdrawal is made is less than $40,000, the full Contract Maintenance Charge will be deducted at the time of the total withdrawal. During the Annuity Period, the full charge will be deducted regardless of Contract size.
     5. There is an Enhanced Death Benefit which can be selected by the Owner at the time of application. There are two sets of examples above. One set has been calculated with the Enhanced Death Benefit Charge and the other set has been calculated without it.
     6. Premium taxes are not reflected. Premium taxes may apply. (See "Charges and Deductions - Deduction for Premium and Other Taxes.")
     7. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                        CONDENSED FINANCIAL INFORMATION
                           ACCUMULATION UNIT VALUES

     The following schedule includes Accumulation Unit Values for the periods indicated. This data has been extracted from the Separate Account's Financial Statements. The Separate Account's Financial Statements have been audited by Coopers & Lybrand L.L.P., independent certified public accountants, whose report thereon is included in the SAI. This information should be read in conjunction with the Separate Account's Financial Statements and related notes thereto, which are included in the SAI. Two sets of unit values are presented, one with the Enhanced Death Benefit Charge and one without the Enhanced Death Benefit Charge.


                                                          WITHOUT ENHANCED DEATH  WITH ENHANCED DEATH
                                                              BENEFIT CHARGE        BENEFIT CHARGE
BEA GROWTH AND INCOME SUB-ACCOUNT
  FOR PERIOD ENDED 12/31/95
  Unit value at beginning of period (10/20/95)            $                10.00  Not Applicable
  Unit value at end of period                             $                10.62  Not Applicable
  Number of units outstanding at end of period                            461.8   Not Applicable
  FOR YEAR ENDED 12/31/96
  Unit value at beginning of period                       $                10.62  $              10.62
  Unit value at end of period                             $                11.92  $              11.90
  Number of units outstanding at end of period                         48,634.3              11,709.8
BLACKROCK MANAGED BOND SUB-ACCOUNT
  FOR PERIOD ENDED 12/31/96
  Unit value at beginning of period (1/2/96)              $                10.00  $              10.00
  Unit value at end of period                             $                10.20  $              10.18
  Number of units outstanding at end of period                         14,436.2              11,399.4

CREDIT SUISSE INTERNATIONAL EQUITY SUB-ACCOUNT
  FOR PERIOD ENDED 12/31/95
  Unit value at beginning of period (10/20/95)            $                10.00  Not Applicable
  Unit value at end of period                             $                10.36  Not Applicable
  Number of units outstanding at end of period                            430.6   Not Applicable
  FOR YEAR ENDED 12/31/96
  Unit value at beginning of period                       $                10.36  $              10.36
  Unit value at end of period                             $                11.90  $              11.88
  Number of units outstanding at end of period                         17,186.2               8,510.2
ELITEVALUE ASSET ALLOCATION SUB-ACCOUNT
  FOR PERIOD ENDED 12/31/96
  Unit value at beginning of period (1/2/96)              $                10.00  $              10.00
  Unit value at end of period                             $                12.45  $              12.43
  Number of units outstanding at end of period                         69,575.7              13,965.2
GLOBAL ADVISORS GROWTH EQUITY SUB-ACCOUNT
  FOR PERIOD ENDED 12/31/95
  Unit value at beginning of period (10/20/95)            $                10.00  Not Applicable
  Unit value at end of period                             $                10.33  Not Applicable
  Number of units outstanding at end of period                            124.2   Not Applicable
  FOR YEAR ENDED 12/31/96
  Unit value at beginning of period                       $                10.33  $              10.33
  Unit value at end of period                             $                12.35  $              12.33
  Number of units outstanding at end of period                         68,154.9               5,232.7
GLOBAL ADVISORS MONEY MARKET SUB-ACCOUNT
  FOR PERIOD ENDED 12/31/95
  Unit value at beginning of period (10/10/95)            $                10.00  $              10.00
  Unit value at end of period                             $                10.09  $              10.08
  Number of units outstanding at end of period                          2,464.4                  24.9
  FOR YEAR ENDED 12/31/96
  Unit value at beginning of period                       $                10.09  $              10.08
  Unit value at end of period                             $                10.46  $              10.44
  Number of units outstanding at end of period                        109,837.9               3,403.7
SALOMON BROTHERS U.S. GOVERNMENT SECURITIES SUB-ACCOUNT
  FOR PERIOD ENDED 12/31/96
  Unit value at beginning of period (2/6/96)              $                10.00  $              10.00
  Unit value at end of period                             $                10.16  $              10.14
  Number of units outstanding at end of period                         15,638.1              11,806.1
VAN KAMPEN AMERICAN CAPITAL EMERGING GROWTH SUB-ACCOUNT
  FOR PERIOD ENDED 12/31/96
  Unit value at beginning of period (1/2/96)              $                10.00  $              10.00
  Unit value at end of period                             $                11.70  $              11.68
  Number of units outstanding at end of period                        107,870.9               2,072.6

                                  THE COMPANY

     Western National Life Insurance Company (the "Company"), which had $10.1 billion in assets as of December 31, 1996, develops, markets, and issues annuity products through niche distribution channels. The Company markets single-premium deferred annuities to the savings and retirement markets, flexible-premium deferred annuities to the tax-qualified retirement market, and single-premium immediate annuities to the structured settlement and retirement markets. The Company primarily distributes its annuity products through financial institutions, general agents, and specialty brokers.

The Company, which was incorporated in Texas in 1944, is licensed to do business in 46 states and the District of Columbia. It is a wholly owned subsidiary of Western National Corporation. The Company's executive offices are located at 5555 San Felipe, Suite 900, Houston, Texas 77056. Its telephone number is 713-888-7800.

                             THE SEPARATE ACCOUNT

     The Board of Directors of the Company adopted a resolution on November 9, 1994, to establish a segregated asset account pursuant to Texas insurance law. This segregated asset account has been designated WNL Separate Account A (the "Separate Account"). The Company has caused the Separate Account to be registered with the SEC as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940.

The assets of the Separate Account are the property of the Company. However, the assets of the Separate Account, equal to the reserves and other contract liabilities with respect to the Separate Account, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains, and losses, whether or not realized, are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company. The Company's obligations arising under the Contracts are general obligations.

The Separate Account meets the definition of a "separate account" under federal securities laws.

The Separate Account is divided into Sub-Accounts. Each Sub-Account invests in one Portfolio of the WNL Series Trust. There is no assurance that the investment objectives of any of the Portfolios will be met. Owners bear the complete investment risk for Purchase Payments allocated to a Sub-Account. Contract Values will fluctuate in accordance with the investment performance of the Sub-Accounts to which Purchase Payments are allocated, and in accordance with the imposition of the fees and charges assessed under the Contracts.

                               WNL SERIES TRUST

     WNL Series Trust (the "Trust") has been established to act as the funding vehicle for the Contracts offered. The Trust is managed by WNL Investment Advisory Services, Inc. (the "Adviser"), an affiliate of the Company. The Adviser has retained Sub-Advisers for each Portfolio to make investment decisions and place orders. The Sub-Advisers for the Portfolios are: BEA Associates for the BEA Growth and Income Portfolio; BlackRock Financial
Management for the BlackRock Managed Bond Portfolio; Credit Suisse Asset Management Ltd. for the Credit Suisse International Equity Portfolio; OpCap Advisors for the EliteValue Asset Allocation Portfolio; State Street Global
Advisors for the Global Advisors Growth Equity Portfolio and the Global Advisors Money Market Portfolio; Salomon Brothers Asset Management Inc for the Salomon Brothers U.S. Government Securities Portfolio; and Van Kampen American Capital Asset Management, Inc. for the Van Kampen American Capital Emerging Growth Portfolio. See "Management of the Trust" in the Trust Prospectus, which accompanies this Prospectus, for additional information concerning the Adviser and the Sub-Advisers, including a description of advisory and sub-advisory fees.

The Trust is a diversified, open-end management investment company. While a brief summary of the investment objectives of the Portfolios is set forth below, more comprehensive information, including a discussion of potential risks, is found in the current Prospectus for the Trust which is included with this Prospectus. Purchasers should read the Prospectus for the Trust carefully before investing. Additional Prospectuses and the SAI can be obtained by calling or writing the Company at its Annuity Service Office.

The Trust is intended to meet differing investment objectives with its currently available separate Portfolios.

BEA  GROWTH  AND  INCOME  PORTFOLIO

     The Portfolio's fundamental investment objective is to provide long-term capital growth, current income, and growth of income, consistent with reasonable investment risk. The Portfolio will invest primarily in domestic equity as well as domestic debt securities. The proportion of the Portfolio's assets to be invested in each type of security will vary from time to time in accordance with the Sub-Adviser's assessment of economic conditions and investment opportunities. The asset allocation strategy is based on the premise that, from time to time, certain asset classes are more attractive long term than others. The Sub-Adviser anticipates that under normal market conditions, between 35% and 65% of the Portfolio's total assets will be invested in equity securities, and between 35% and 65% will be invested in debt securities.

BLACKROCK  MANAGED  BOND  PORTFOLIO

     The Portfolio's fundamental investment objective is to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. Total return will consist of income, plus realized and unrealized capital gains and losses. Although the net asset value of the Portfolio will fluctuate, the Portfolio attempts to preserve the value of its investments to the extent consistent with its objective. The Sub-Adviser actively manages the Portfolio's duration, the allocation of securities across market sectors, and the selection of specific securities within sectors. The Sub-Adviser also actively allocates the Portfolio's assets among the broad sectors of the fixed-income market including, but not limited to, U.S. government and agency securities, corporate securities, private placements, and asset-backed and mortgage-related securities, including residential and commercial mortgage-backed securities. Under normal circumstances, the Sub-Adviser intends to keep the Portfolio essentially fully invested with at least 65% of the Portfolio's assets invested in bonds.

CREDIT  SUISSE  INTERNATIONAL  EQUITY  PORTFOLIO

     The Portfolio's fundamental investment objective is long-term capital appreciation. The Portfolio seeks to achieve its objective primarily by investing in equity and equity-related securities of companies from at least five different countries, excluding the United States. This Portfolio is intended for investors who can accept the risks involved in investments in equity and equity-related securities of non-U.S. issuers, as well as in foreign currencies, and in the active management techniques that the Portfolio generally employs. Under normal conditions, the Portfolio will invest at least 65% of its total assets in equity securities of issuers whose principal places of business (as determined by location of the issuer's principal headquarters) are located in countries other than the United States. The balance of the Portfolio, up to 35% of its total assets, may be invested in equity or debt securities of U.S. issuers or foreign entities. Investing in foreign securities generally involves risks not ordinarily associated with investing in securities of domestic issuers. Purchasers are cautioned to read the "Appendix - Foreign Investments" in the Trust Prospectus for a discussion of the risks involved in foreign investing.

ELITEVALUE  ASSET  ALLOCATION  PORTFOLIO

     The Portfolio's fundamental investment objective is to achieve growth of capital over time through investment in a portfolio consisting of common stocks, bonds, and cash equivalents, the percentages of which will vary based on the Sub-Adviser's assessments of the relative outlook for such investments. In seeking to achieve its investment objective, the types of equity securities in which the Portfolio may invest are likely to be primarily those of companies that are believed by the Sub-Adviser to be undervalued in the marketplace in relation to factors such as the companies' assets or earnings. Debt securities are expected to be predominantly investment-grade, intermediate to long-term U.S. government and corporate debt, although the Portfolio will also invest in high-quality, short-term money market and cash equivalent securities, and may invest almost all of its assets in such securities when the Sub-Adviser deems it advisable to preserve capital. In addition, the Portfolio may also purchase foreign securities, provided they are listed on a domestic or foreign securities exchange or represented by American Depository Receipts ("ADRs") listed on a domestic securities exchange or traded in domestic or foreign over-the-counter markets. Investing in foreign securities generally involves risks not ordinarily associated with investing in securities of domestic issuers. Purchasers are cautioned to read the "Appendix - Foreign Investments" in the Trust Prospectus for a discussion of the risks involved in foreign investing. The allocation of the Portfolio's assets among the different types of permitted investments will vary from time to time based upon the Sub-Adviser's evaluation of economic and market trends and its perception of the relative values available from such types of securities at any given time. There is neither a minimum nor a maximum percentage of the Portfolio's assets that may, at any given time, be invested in any of the types of investments identified above.

GLOBAL  ADVISORS  GROWTH  EQUITY  PORTFOLIO

     The Portfolio's fundamental investment objective is to provide total returns that exceed, over time, the Standard & Poor's 500 Composite Stock Price Index through investment in equity securities. Equity securities are selected on the basis of a proprietary analytical model of the Portfolio's Sub-Adviser. Each security is ranked according to two separate and uncorrelated measures: value and the momentum of Wall Street sentiment. The Portfolio invests at least 65% of its total assets in equity securities. However, the Portfolio may invest temporarily for defensive purposes, without limitation, in certain short-term, fixed-income securities. Such securities may be used to invest uncommitted cash balances or to maintain liquidity.

GLOBAL  ADVISORS  MONEY  MARKET  PORTFOLIO

     The Portfolio's fundamental investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar-denominated securities with remaining maturities of one year or less. The Portfolio attempts to meet its investment objective by investing in high-quality money market instruments. An investment in this Portfolio is neither insured nor guaranteed by the U.S. government.

SALOMON  BROTHERS  U.S.  GOVERNMENT  SECURITIES  PORTFOLIO

     The Portfolio's fundamental investment objective is to seek a high level of current income. The Portfolio seeks to attain its objective by investing a substantial portion of its assets in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and collateralized mortgage obligations backed by such securities. The Portfolio may also invest a portion of its assets in U.S. dollar-denominated corporate investment-grade debt securities.

VAN  KAMPEN  AMERICAN  CAPITAL  EMERGING  GROWTH  PORTFOLIO

     The Portfolio's investment objective is to seek to provide capital appreciation; any ordinary income received from portfolio securities is entirely incidental. The Portfolio, under normal conditions, invests at least 65% of its total assets in common stocks of small and medium-sized companies, both domestic and foreign, in the early stages of their life cycles that the Sub-Adviser believes have the potential to become major enterprises. While the Portfolio invests primarily in common stocks, to a limited extent, it may invest in other securities such as preferred stocks, convertible securities, and warrants. The Portfolio may invest up to 20% of its assets in securities of foreign issuers. Investing in foreign securities generally involves risks not ordinarily associated with investing in securities of domestic issuers. Purchasers are cautioned to read the "Appendix - Foreign Investments" in the Trust Prospectus for a discussion of the risks involved in foreign investing.

VOTING  RIGHTS

     In accordance with its view of present applicable law, the Company will vote the shares of the Trust held in the Separate Account at special meetings of the shareholders in accordance with instructions received from persons having the voting interest in the Separate Account. The Company will vote shares for which it has not received instructions, as well as shares attributable to it, in the same proportion as it votes shares for which it has received instructions. The Trust does not hold regular meetings of shareholders.

The number of shares which a person has a right to vote will be determined as of a date to be chosen by the Company not more than 60 days prior to a shareholder meeting of the Trust. Voting instructions will be solicited by written communication at least 10 days prior to the meeting.

SUBSTITUTION  OF  SECURITIES

     If the shares of an Investment Option (or any Portfolio within an Investment Option or any other Investment Option or Portfolio) are no longer available for investment by the Separate Account or, if in the judgment of the Company's Board of Directors, further investment in the shares should become inappropriate in view of the purpose of the Contracts, the Company may limit further purchase of such shares or may substitute shares of another Investment Option or Portfolio for shares already purchased under the Contracts. No substitution of securities may take place without prior approval of the SEC and under the requirements it may impose.

                            CHARGES AND DEDUCTIONS

     Various charges and deductions are made from the Contract Value and the Separate Account. These charges and deductions are:

DEDUCTION  FOR  CONTINGENT  DEFERRED  SALES  CHARGE  (SALES  LOAD)

     The Contracts do not provide for a front-end sales charge. However, if all or a portion of the Contract Withdrawal Value (see "Withdrawals") is withdrawn, a Contingent Deferred Sales Charge (sales load) will be calculated at the time of each withdrawal and will be deducted from the Contract Value. This charge reimburses the Company for expenses incurred in connection with the promotion, sale, and distribution of the Contracts. The Contingent Deferred Sales Charge is based upon the length of time from when each Purchase Payment was made as follows:


    Length of Time             Charge
From Purchase Payment   (as a percentage of
  (Number of Years)      Purchase Payment)
         1                     5%
         2                     5%
         3                     5%
         4                     4%
         5                     3%
         6                     2%
         7                     1%
     8 or more                 0%

     After the first Contract Anniversary, a withdrawal of up to 10% of the Contract Value, determined as of the immediately preceding Contract Anniversary, may be withdrawn once each Contract Year on a non-cumulative basis without the imposition of the Contingent Deferred Sales Charge (the "Free Withdrawal Amount"). The Systematic Withdrawal Option may be selected in lieu of the Free Withdrawal Amount. (See "Withdrawals - Systematic Withdrawal Option.")

REDUCTION  OR  ELIMINATION  OF  THE  CONTINGENT  DEFERRED  SALES  CHARGE

     The amount of the Contingent Deferred Sales Charge may be reduced or eliminated when sales of the Contracts are made to individuals or to a group of individuals in a manner that results in savings of sales expenses. The entitlement to a reduction of the Contingent Deferred Sales Charge will be determined by the Company after examination of all the relevant factors, such as:

     1. The size and type of group to which sales are to be made will be considered. Generally, the sales expenses for a larger group are less than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts;
2. The total amount of Purchase Payments to be received will be considered. Per Contract sales expenses are likely to be less on larger Purchase Payments than on smaller ones;
3. Any prior or existing relationship with the Company will be considered. Per Contract sales expenses are likely to be less when there is a prior existing relationship because of the likelihood of implementing the Contract with fewer sales contacts; and
4. There may be other circumstances, of which the Company is not presently aware, which could result in reduced sales expenses.

     If, after consideration of the foregoing factors, the Company determines that there will be a reduction in sales expenses, the Company may provide for a reduction or elimination of the Contingent Deferred Sales Charge.

The Contingent Deferred Sales Charge may be eliminated when the Contracts are issued to an officer, director, or employee of the Company or any of its affiliates. In no event will reductions or elimination of the Contingent Deferred Sales Charge be permitted where reductions or elimination will be unfairly discriminatory to any person.

DEDUCTION  FOR  MORTALITY  AND  EXPENSE  RISK  CHARGE

     Each Valuation Period, the Company deducts a Mortality and Expense Risk Charge from the Separate Account which is equal, on an annual basis, to 1.25% of the average daily net asset value of the Separate Account. The mortality risks assumed by the Company arise from its contractual obligation to make Annuity Payments after the Annuity Date (determined in accordance with the Annuity Option chosen by the Owner), regardless of how long all Annuitants live. This assures that neither an Annuitant's own longevity, nor an improvement in life expectancy greater than that anticipated in the mortality tables, will have any adverse effect on the Annuity Payments the Annuitant will receive under the Contract. Further, the Company bears a mortality risk in that it guarantees the annuity purchase rates for the Annuity Options under the Contract, whether for a Fixed Annuity or a Variable Annuity. Also, the Company bears a mortality risk with respect to the death benefit and with respect to the waiver of the Contingent Deferred Sales Charge if Purchase Payments have been held in the Contract less than seven years. The expense risk assumed by the Company is that all actual expenses involved in administering the Contracts, including Contract maintenance costs, administrative costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees, and the costs of other services, may exceed the amount recovered from the Contract Maintenance Charge and the Administrative Charge.

If the Mortality and Expense Risk Charge is insufficient to cover the actual costs, the loss will be borne by the Company. Conversely, if the amount deducted proves more than sufficient, the excess will be a profit to the Company. The Company expects a profit from this charge.

The Mortality and Expense Risk Charge is guaranteed by the Company and cannot be increased.

DEDUCTION  FOR  ENHANCED  DEATH  BENEFIT  CHARGE

     If the Owner selects the Enhanced Death Benefit, each Valuation Period prior to the 75th birthday of the Owner or oldest Joint Owner, the Company deducts an Enhanced Death Benefit Charge from the Separate Account which is equal, on an annual basis, to .15% of the average daily net asset value of the Separate Account. This charge compensates the Company for assuming the mortality risks for the Enhanced Death Benefit. (See "Proceeds Payable on Death - Enhanced Death Benefit Amount During the Accumulation Period.") The Company expects a profit from this charge.

DEDUCTION  FOR  ADMINISTRATIVE  CHARGE

     Each Valuation Period, the Company deducts an Administrative Charge from the Separate Account which is equal, on an annual basis, to .15% of the average daily net asset value of the Separate Account. This charge, together with the Contract Maintenance Charge (see below), is to reimburse the Company for the expenses it incurs in the establishment and maintenance of the Contracts and the Separate Account. These expenses include, but are not limited to: preparation of the Contracts, confirmations, annual reports and statements: maintenance of Owner records; maintenance of Separate Account records; administrative personnel costs; mailing costs; data processing costs; legal fees; accounting fees; filing fees; the costs of other services necessary for Owner servicing; and all accounting, valuation, regulatory, and reporting requirements. Since this charge is an asset-based charge, the amount of the charge attributable to a particular Contract may have no relationship to the administrative costs actually incurred by that Contract. The Company does not intend to profit from this charge. This charge will be reduced to the extent that the amount of this charge is in excess of that necessary to reimburse the Company for its administrative expenses. Should this charge prove to be insufficient, the Company will not increase this charge and will incur the loss.

DEDUCTION  FOR  CONTRACT  MAINTENANCE  CHARGE

     On each Contract Anniversary, the Company deducts a Contract Maintenance Charge from the Contract Value by subtracting values from the General Account and/or by canceling Accumulation Units from each applicable Sub-Account to reimburse it for expenses relating to maintenance of the Contracts. The Contract Maintenance Charge is currently $30 each Contract Year. However, during the Accumulation Period, if the Contract Value on the Contract Anniversary is at least $40,000, then no Contract Maintenance Charge is deducted. If a total withdrawal is made on other than a Contract Anniversary and the Contract Value for the Valuation Period during which the total withdrawal is made is less than $40,000, the full Contract Maintenance Charge will be deducted at the time of the total withdrawal. During the Annuity Period, the Contract Maintenance Charge will be deducted pro rata from Annuity Payments, regardless of Contract size and will result in a reduction of each Annuity Payment. The Contract Maintenance Charge will be deducted from the General Account and the Sub-Accounts in the Separate Account in the same proportion that the amount of the Contract Value in the General Account and each Sub-Account bears to the total Contract Value. The Company has set this charge at a level so that, when considered in conjunction with the Administrative Charge (see above), the Company will not make a profit from the charges assessed for administration.

DEDUCTION  FOR  PREMIUM  AND  OTHER  TAXES

     Any taxes, including any premium taxes, paid to any governmental entity relating to the Contracts, may be deducted from the Purchase Payments or Contract Value when incurred. The Company will, in its sole discretion, determine when taxes have resulted from: the investment experience of the Separate Account, receipt by the Company of the Purchase Payments, or commencement of Annuity Payments. The Company may, at its sole discretion, pay taxes when due and deduct that amount from the Contract Value at a later date. Payment at an earlier date does not waive any right the Company may have to deduct amounts at a later date. The Company's current practice is to deduct for premium taxes when they become due and payable to the states. Premium taxes generally range from 0% to 4%. While the Company is not currently maintaining a provision for federal income taxes with respect to the Separate Account, the Company has reserved the right to establish a provision for income taxes if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account. The Company will deduct for any income taxes incurred by it as a result of the operation of the Separate Account, whether or not there was a provision for taxes and whether or not it was sufficient.

The  Company  will  deduct  any  withholding taxes required by applicable law.

DEDUCTION  FOR  EXPENSES  OF  THE  TRUST

     There are other deductions from, and expenses (including management fees paid to the investment adviser and other expenses) paid out of, the assets of the Trust which are described in the Prospectus for the Trust.

                                 THE CONTRACTS

OWNER

     The Owner has all rights and may receive all benefits under the Contract. The Owner is the person designated as such on the Issue Date, unless changed. The Company will not issue a Contract to any Owner older than 85 years.

The Owner may change owners at any time prior to the Annuity Date by Written Request. A change of Owner will automatically revoke any prior designation of Owner. The change will become effective as of the date the Written Request is signed. A new designation of Owner will not apply to any payment made or action taken by the Company prior to the time it was received.

An Owner may make inquiries regarding his or her Contract by telephone or in writing to the Annuity Service Office listed on the cover page of this Prospectus.

For Non-Qualified Contracts, in accordance with Code Section 72(u), a deferred annuity contract held by a corporation or other entity that is not a natural person is not treated as an annuity contract for tax purposes. Income on the contract is treated as ordinary income received by the owner during the taxable year. However, for purposes of Internal Revenue Code (the "Code")
Section 72(u), an annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person and treated as an annuity contract for tax purposes. Tax advice should be sought prior to purchasing a Contract which is to be owned by a trust or other non-natural person.

JOINT  OWNERS

     The Contract can be owned by Joint Owners. If Joint Owners are named, any Joint Owner must be the spouse of the other Owner. Upon the death of either Owner, the surviving Joint Owner will be the primary Beneficiary. Any other Beneficiary designation will be treated as a contingent Beneficiary unless otherwise indicated in a Written Request. Unless otherwise specified, if there are Joint Owners, both signatures will be required for all Owner transactions except telephone transfers. If the telephone transfer option is elected and there are Joint Owners, either Joint Owner can give telephone instructions.

ANNUITANT

     The Annuitant is the person on whose life Annuity Payments are based. The Annuitant is the person designated by the Owner at the Issue Date, unless changed prior to the Annuity Date. The Annuitant may not be changed in a Contract which is owned by a non-natural person. Any change of Annuitant is subject to the Company's underwriting rules then in effect.

ASSIGNMENT

     A Written Request specifying the terms of an assignment of the Contract must be provided to the Annuity Service Office. Until a Written Request is received, the Company will not be required to take notice of or be responsible for any transfer of interest in the Contract by assignment, agreement, or otherwise.

The Company will not be responsible for the validity or tax consequences of any assignment. Any assignment made after the death benefit has become payable will be valid only with the Company's consent.

If the Contract is assigned, the Owner's rights may only be exercised with the consent of the assignee of record.

If the Contract is issued pursuant to a retirement plan which receives favorable tax treatment under the provisions of Sections 401, 403(b), 408, or 457 of the Internal Revenue Code, it may not be assigned, pledged, or otherwise transferred except as may be allowed under applicable law.

                     PURCHASE PAYMENTS AND CONTRACT VALUE

PURCHASE  PAYMENTS

     The initial Purchase Payment is due on the Issue Date. The minimum initial Purchase Payment for Non-Qualified Contracts is $5,000 and for Qualified Contracts is $2,000 ($50 for Contracts issued in connection with Section 403(b) plans). The minimum subsequent Purchase Payment for Non-Qualified Contracts is $1,000, or if the automatic premium check option is elected, $50. The minimum subsequent Purchase Payment for Qualified Contracts is $50. Subject to the maximum and minimum Purchase Payments discussed herein, the Owner may make subsequent Purchase Payments and may increase or decrease or change the frequency of such payments. The maximum total Purchase Payments the Company will accept without Company approval is $500,000 for issue Ages up to 75. The maximum total Purchase Payments the Company will accept without Company approval for issue Ages 75 and older is $250,000. The Company reserves the right to reject any application or Purchase Payment.

All Purchase Payments and sums payable to the Company under the Contract are payable only at the Company's lock box at State Street Bank and Trust Company at the following addresses: via mail to: Western National Life Insurance Company, P.O. Box 5429, Boston, MA 02206-5429; via overnight delivery to:
State Street Bank and Trust Company, Attn: Lock Box A3W, 1778 Heritage Drive, North Quincy, MA 02171.

ALLOCATION  OF  PURCHASE  PAYMENTS

     Purchase Payments are allocated to the General Account and/or the Sub-Accounts of the Separate Account in accordance with the selection made by the Owner. The allocation of the initial Purchase Payment is made in accordance with the selection made by the Owner at the Issue Date. However, the Company will, under certain circumstances, allocate initial Purchase Payments to the Global Advisors Money Market Sub-Account until the expiration of the Right to Examine contract period. (See "Highlights.") Unless otherwise changed by the Owner, subsequent Purchase Payments are allocated in the same manner as the initial Purchase Payment. Allocation of the Purchase Payments is subject to the terms and conditions imposed by the Company. There are currently no limitations on the number of Sub-Accounts that can be selected by an Owner. Allocations must be in whole percentages with a minimum allocation of 10% of each Purchase Payment or transfer, unless the Purchase Payment is being made pursuant to an approved Dollar Cost Averaging Program or one of the Asset Allocation Programs.

For initial Purchase Payments, if the forms required to issue the Contract are in good order, the Company will apply the Purchase Payment to the Separate Account and credit the Contract with Accumulation Units and/or to the General Account and credit the Contract with dollars within two business days of receipt.

In addition to the underwriting requirements of the Company, good order means that the Company has received federal funds (monies credited to a bank's account with its regional Federal Reserve Bank). If the forms required to issue a Contract are not in good order, the Company will attempt to get them in good order or the Company will return the forms and the Purchase Payment within five business days. The Company will not retain the Purchase Payment for more than five business days while processing incomplete forms, unless it has been so authorized by the purchaser. For subsequent Purchase Payments, the Company will apply Purchase Payments to the Separate Account and credit the Contract with Accumulation Units as of the end of the Valuation Period during which the Purchase Payment was received in good order.

BONUS

    The Company will, at the time of the initial Purchase Payment, add an additional amount, as a Bonus, equal to 1% of such Purchase Payment made under the Contract. The Bonus will be allocated to the Sub-Accounts of the Separate Account and/or the General Account in the same manner as the Purchase Payment to which it is attributable. The Company reserves the right to limit its payment of such Bonus to $5,000.

   If the Owner makes a withdrawal prior to the seventh Contract Anniversary in excess of the Free Withdrawal Amount and/or in excess of the amount permitted under the Systematic Withdrawal Option, an amount equal to the Bonus will be deducted by the Company from the Contract Value. (This deduction is not applicable in New Jersey.) The deduction will be pro rata from the Sub-Accounts and/or the General Account in the proportion that the amount of Contract Value in the Sub-Accounts and General Account bears to the total Contract Value. The Company will not recapture any investment earnings on the Bonus. Investment earnings are deemed to be withdrawn on a first-in, first-out basis. Owners do not have a vested interest in the principal amount of the Bonus until seven Contract Years from the date of the Bonus payment have elapsed, and until that time, the additional amount belongs to the Company.

For purposes of distributions under the Contract, the Bonus payment and any investment earnings thereon shall be treated as taxable income and not as part of the cost basis of the Contract. (See "Tax Status - General.")

DOLLAR  COST  AVERAGING

     Dollar Cost Averaging is a program which, if elected, permits an Owner to systematically transfer amounts on a monthly, quarterly, semi-annual, or annual basis from the Global Advisors Money Market Sub-Account to one or more Sub-Accounts. By allocating amounts on a regularly scheduled basis, as opposed to allocating the total amount at one particular time, an Owner may be less susceptible to the effect of market fluctuations. The minimum amount which may be transferred is $250 per transfer. The amount may be specified as a percentage of Contract Values in the source Sub-Account(s) (in whole percentages) or by dollar amount.

If selected, Dollar Cost Averaging must be for at least 12 months. There is no current charge for Dollar Cost Averaging. The standard date of the month for transfers is the date the Owner's request for an enrollment in the program is received and processed by the Company, and subsequent monthly, quarterly, semi-annual, or annual anniversaries of that date. The Owner may specify a different future date. If the Company imposes a transfer fee, transfers made pursuant to the Dollar Cost Averaging program will not be taken into account in determining any transfer fee.

CONTRACT  VALUE

    The Contract Value is the sum of the Owner's interest in the General Account and the Sub-Accounts of the Separate Account during the Accumulation Period.

ACCUMULATION  UNITS

     Accumulation Units will be used to account for all amounts allocated to or withdrawn from the Sub-Accounts of the Separate Account as a result of Purchase Payments, withdrawals, transfers, or fees and charges. The Company will determine the number of Accumulation Units of a Sub-Account purchased or canceled. This will be done by dividing the amount allocated to (or the amount withdrawn from) the Sub-Account by the dollar value of one Accumulation Unit of the Sub-Account as of the end of the Valuation Period during which the request for the transaction is received at the Annuity Service Office.

ACCUMULATION  UNIT  VALUE

     The Accumulation Unit Value for each Sub-Account was arbitrarily set initially at $10. The investment performance of the Trust, as well as the deduction of the charges discussed in this Prospectus, affect Accumulation
Unit Values (see below). Subsequent Accumulation Unit Values for each Sub-Account are determined by multiplying the Accumulation Unit Value for the immediately preceding Valuation Period by the Net Investment Factor for the Sub-Account for the current period.

The Net Investment Factor for each Sub-Account is determined by dividing A by B and subtracting C where:

     A  is  (i)   the  net  asset  value per share of the Investment Option or
                  Portfolio  of  an  Investment Option held by the Sub-Account for the current Valuation  Period;  plus
            (ii)  any dividend per share declared on behalf of such Investment
                  Option or Portfolio that has  an ex-dividend date within the current Valuation Period; less
            (iii) the cumulative per share charge or credit for taxes reserved which is determined by the Company to have resulted from the operation or maintenance of  the  Sub-Account.
     B  is    the  net  asset  value  per  share  of  the Investment Option or
              Portfolio  of  an  Investment Option held by the Sub-Account for the  immediately  preceding Valuation  Period, plus or minus the cumulative per share charge or credit for taxes reserved for the immediately  preceding  Valuation  Date.
     C  is    the  factor representing the cumulative per share unpaid charges for the Mortality and Expense Risk Charge, for the Administrative Charge and for the Enhanced Death Benefit Charge, if any.

     The Accumulation Unit Value may increase or decrease from Valuation Period to Valuation Period.

                                   TRANSFERS

TRANSFERS  PRIOR  TO  THE  ANNUITY  DATE

     Subject to any limitations imposed by the Company on the number of transfers that can be made during the Accumulation Period, the Owner may transfer all or part of the Owner's Contract Value by Written Request without the imposition of any fee or charge if there have been no more than the number of free transfers. Currently, there are no restrictions on the number of transfers that can be made each Contract Year. However, if the Company does limit the number of transfers in the future, Owners are guaranteed four transfers per year without a transfer fee during the Accumulation Period. All transfers are subject to the following:

     1. Currently, the Company does not impose a transfer fee. The Company reserves the right to charge a fee for transfers in the future which will not exceed the lesser of $25 or 2% of the amount transferred (which will be deducted from the amount that is transferred). If more than the number of free transfers have been made in a Contract Year, the Company will deduct a transfer fee for each subsequent transfer permitted.
     2. The minimum amount which can be transferred is $250 (from (i) one or multiple Sub-Accounts or (ii) the General Account) or the Owner's entire interest in the Sub-Account or the General Account, if less. The minimum amount which must remain in a Sub-Account after a transfer is $500 per Sub-Account, or $0 if the entire amount in the Sub-Account is transferred. The minimum amount which must remain in the General Account after a transfer is $500, or $0 if the entire amount in the General Account is transferred.
     3. The maximum amount which can be transferred from the General Account to the Separate Account is 20% of the Owner's Contract Value in the General Account as of the last Contract Anniversary. However, if the Sweep
Account option has been elected, any funds transferred pursuant to that program will not be included in this limitation. (See "Sweep Account Program," below.)
     4. Transfers from any Sub-Account to the General Account may not be made for the six-month period following any transfer from the General Account into one or more of the Sub-Accounts.
     5. The Company reserves the right, at any time and without prior notice to any party, to terminate, suspend, or modify the transfer privilege described above.

     Owners can elect to make transfers by telephone. To do so, Owners must complete a Written Request. The Company will use reasonable procedures to confirm that instructions communicated by telephone are genuine. If it does not, the Company may be liable for any losses due to unauthorized or fraudulent instructions. The Company may tape record all telephone instructions. The Company will not be liable for any loss, liability, cost, or expense incurred by the Owner for acting in accordance with such telephone instructions believed to be genuine. The telephone transfer privilege may be discontinued at any time by the Company.

If there are Joint Owners, unless the Company is informed to the contrary, telephone instructions will be accepted from either of the Joint Owners.

Neither the Separate Account nor the Trust is designed for professional market timing organizations or other entities using programmed and frequent transfers. A pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a Portfolio. The Company reserves the right to restrict the transfer privilege or reject any specific Purchase Payment allocation request for any person whose transactions seem to follow a timing pattern. Although not contractually obligated to do so, the Company may, in its sole discretion, provide prior or contemporaneous notice of restrictions on the transfer privilege to Owners.

TRANSFERS  DURING  THE  ANNUITY  PERIOD

     During the Annuity Period, the Owner may make transfers by Written Request, as follows:

    1. The Owner may make transfers of Contract Values between Sub-Accounts, subject to any limitations imposed by the Company on the number of transfers that can be made during the Annuity Period. Currently, there are no restrictions on the number of transfers that can be made. However, if the Company does limit the number of transfers in the future, Owners are guaranteed four transfers per year free of any transfer fee during the Annuity Period. Currently, the Company does not impose a transfer fee. The Company reserves the right to charge a fee for transfers in the future which will not exceed the lesser of $25 or 2% of the amount transferred (which will be deducted from the amount which is transferred).
     2. The Owner may, once each Contract Year, make a transfer from one or more Sub-Accounts to the General Account. The Owner may not make a transfer from the General Account to the Separate Account.
     3. Transfers between Sub-Accounts will be made by converting the number of Annuity Units being transferred to the number of Annuity Units of the Sub-Account to which the transfer is made, so that the next Annuity Payment, if it were made at that time, would be the same amount that it would have been without the transfer. Thereafter, Annuity Payments will reflect changes in the value of the new Annuity Units.
          The amount transferred to the General Account from a Sub-Account will be based on the annuity reserves for the Owner in that Sub-Account. Transfers to the General Account will be made by converting the Annuity Units being transferred to purchase fixed Annuity Payments under the Annuity Option in effect and based on the Age of the Annuitant at the time of the transfer.
     4. The minimum amount which can be transferred is $250 from one or multiple Sub-Accounts, or the Owner's entire interest in the Sub-Account, if less. The minimum amount which must remain in a Sub-Account after a transfer is $500 per Sub-Account, or $0 if the entire amount in the Sub-Account is transferred.
     5. The Company reserves the right, at any time and without prior notice to any party, to terminate, suspend, or modify the transfer privilege described above.

     Owners can elect to make transfers by telephone. To do so, Owners must complete a Written Request. The Company will use reasonable procedures to confirm that instructions communicated by telephone are genuine. If it does not, the Company may be liable for any losses due to unauthorized or fraudulent instructions. The Company may tape record all telephone instructions. The Company will not be liable for any loss, liability, cost, or expense incurred by the Owner for acting in accordance with such telephone instructions believed to be genuine. The telephone transfer privilege may be discontinued at any time by the Company.

If there are Joint Owners, unless the Company is informed to the contrary, telephone instructions will be accepted from either of the Joint Owners.

SWEEP  ACCOUNT  PROGRAM

     During the Accumulation Period, an Owner may elect to participate in the Sweep Account Program which permits the Owner to transfer ("sweep") the income from the General Account to the Sub-Accounts, on a quarterly basis, as long as the General Account balance is at least $25,000. The transfer will be made on quarterly anniversaries of the Issue Date of the Contract unless the Owner specifies a different date.

                           ASSET ALLOCATION PROGRAMS

ASSET  ALLOCATION  -  PORTFOLIO  REBALANCING

     From time to time, the Company may make available a program (Asset Allocation - Portfolio Rebalancing) which provides for periodic pre-authorized automatic transfers among the Sub-Accounts pursuant to written allocation instructions from the Owner. Such transfers are made to maintain a particular percentage allocation among the Portfolios as selected by the Owner. The minimum allocation is 10% per selection.

An Owner may elect that rebalancing occur on a monthly, quarterly, semi-annual, or annual basis, and currently, all Portfolios are available investment options under the Program. The General Account is not an available investment option under the Program.

ASSET  ALLOCATION  -  FINANCIAL  INTERMEDIARIES

     In addition, the Company may make available another Asset Allocation program whereby certain financial intermediaries will make their services available to Owners to provide advice for the selection of the Sub-Accounts and the General Account under the Contracts. The Company has recognized the value to Owners of having available (on a continuous basis) advice for the selection of the Sub-Accounts and the General Account. An Owner participating in such a program authorizes the financial intermediary to make transfers of his or her Contract Values among the Sub-Accounts and/or the General Account. The Company has not, and will not, make any independent investigation of such financial intermediaries, their services, or the costs, if any, for such services. The financial intermediaries will be required to comply with the Company's administrative systems and rules, including the prohibition against market timers. A Written Request will be required to participate in such Asset Allocation programs.

An Owner may enter into an advisory agreement with such financial intermediaries. If such an agreement is entered into, an Owner will need to complete certain administrative forms. Compensation, if any, for the services of the financial intermediaries is a matter between the intermediaries and the Owners.

THE  SELECTION  OF  FINANCIAL  INTERMEDIARIES  OR OTHER ADVISERS IS SOLELY THE
RESPONSIBILITY OF THE OWNER. ANY COMPENSATION DUE ANY FINANCIAL INTERMEDIARY OR OTHER ADVISER, AS A RESULT OF INVESTMENT ADVICE HE OR SHE MAY HAVE RENDERED AN OWNER IN CONNECTION WITH THE CONTRACTS, IS SOLELY THE OWNER'S RESPONSIBILITY. THE COMPANY HAS NOT MADE ANY INDEPENDENT INVESTIGATION OF THE FINANCIAL INTERMEDIARIES OFFERING ANY ASSET ALLOCATION PROGRAMS OR OF THE PROGRAMS THEY OFFER. THE COMPANY DOES NOT ENDORSE THE FINANCIAL INTERMEDIARIES OFFERING "ASSET ALLOCATION PROGRAMS."

The above Asset Allocation programs are only available during the Accumulation Period. Currently, there is no minimum Contract Value required for participants in such a program. However, the Company reserves the right to require a minimum Contract Value for Asset Allocation programs. The Company does not currently charge for enrollment in the programs, but reserves the right to to do so. Owners can terminate their participation in any program by Written Request. If the Company imposes a transfer fee, transfers made pursuant to an Asset Allocation program will not be taken into account in determining any transfer fee. The Company reserves the right to modify, suspend, or terminate either of the Asset Allocation programs at any time.

                                  WITHDRAWALS

     During the Accumulation Period, the Owner may, upon a Written Request, make a total or partial withdrawal of the Contract Withdrawal Value. The Contract Withdrawal Value is:

     1.  The Contract Value as of the end of the Valuation Period during
         which a Written  Request  for  a  withdrawal  is    received;  less
     2.  Any  applicable  taxes  not  previously  deducted;  less
     3.  Any  applicable  Contingent  Deferred  Sales  Charge;  less
     4.  The  Contract  Maintenance  Charge,  if  any.

     A withdrawal will result in the cancellation of Accumulation Units from each applicable Sub-Account or a reduction in the Owner's General Account Contract Value in the ratio that the Owner's interest in the Sub-Account and/or General Account bears to the total Contract Value. The Owner must specify by Written Request in advance which Sub-Account Units are to be canceled, if other than the above method is desired.

The Company will pay the amount of any withdrawal from the Separate Account within seven days of receipt of a request in good order unless the Suspension or Deferral of Payments provision is in effect.

Each partial withdrawal must be for at least $500. The minimum Contract Value which must remain in the Contract after a partial withdrawal is $5,000 for Non-Qualified Contracts and $2,000 for Qualified Contracts.

Certain tax withdrawal penalties and restrictions may apply to withdrawals from the Contracts. (See "Tax Status.") For Contracts purchased in connection with 403(b) plans, the Code limits the withdrawal of amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 403(b)(11) of the Code) to circumstances only when the Owner: (a) attains age 59 1/2; (b) separates from service; (c) dies; (d) becomes disabled (within the meaning of Section 72(m)(7) of the Code); or (e) incurs a qualifying hardship.

However, withdrawals for hardship are restricted to the portion of the Owner's Contract Value which represents contributions made by the Owner and does not include any investment results. The limitations on withdrawals became effective on January 1, 1989, and apply only to salary reduction contributions made after December 31, 1988, to income attributable to such contributions and to income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect rollovers or transfers between certain Qualified Plans. Owners should consult their own tax counsel or other tax adviser regarding any distributions.

SYSTEMATIC  WITHDRAWAL  OPTION

     The Company permits a systematic withdrawal option which enables an Owner to pre-authorize a periodic exercise of the contractual withdrawal rights described above. The total permitted systematic withdrawals in a Contract Year are limited to not more than 10% of the Contract Value as of the immediately preceding Contract Anniversary or, if during the first Contract Year, the Issue Date. The Systematic Withdrawal Option can be exercised at any time including during the first Contract Year. The exercise of the systematic withdrawal option in any Contract Year replaces the Free Withdrawal Amount which is allowable once per Contract Year after the first Contract Anniversary without incurring a Contingent Deferred Sales Charge.

Systematic withdrawals are not available for Non-Qualified Contracts where the Owner is under age 59 1/2. Certain tax penalties and restrictions may apply to systematic withdrawals from the Contracts. (See "Tax Status - Tax Treatment of Withdrawals - Qualified Contracts" and "Tax Treatment of Withdrawals - Non-Qualified Contracts.") Owners entering into such a program instruct the Company to withdraw an amount specified as a percentage of Contract Value, or in dollars on a monthly, quarterly, or semi-annual basis. The minimum withdrawal amount is $100 per payment. The standard date of the month for withdrawals is the date the Owner's request for enrollment in the program is received and processed by the Company, and subsequent monthly (or the payment schedule selected) anniversaries of that date. The Owner may specify a different future date.

TEXAS  OPTIONAL  RETIREMENT  PROGRAM

     A Contract issued to a participant in the Texas Optional Retirement Program ("ORP") will contain an ORP endorsement that will amend the Contract as follows: (a) if for any reason a second year of ORP participation is not begun, the total amount of the State of Texas' first-year contribution will be returned to the appropriate institution of higher education upon its request and (b) no benefits will be payable, through surrender of the Contract or otherwise, until the participant dies, accepts retirement, terminates employment in all Texas institutions of higher education, or attains the age of 70 1/2. The value of the Contract may, however, be transferred to other contracts or carriers during the period of ORP participation. A participant in the ORP is required to obtain a certificate of termination from the participant's employer before the value of a Contract can be withdrawn.

SUSPENSION  OR  DEFERRAL  OF  PAYMENTS

     The Company reserves the right to suspend or postpone payments for a withdrawal or transfer for any period when:

     1. The New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings);
     2.          Trading  on  the  NYSE  is  restricted;
     3. An emergency exists as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets; or
     4. During any other period when the SEC, by order, so permits for the protection of Owners; provided that applicable rules and regulations of the SEC will govern as to whether the conditions described in (2) and (3) exist.

     The Company reserves the right to defer payment for a withdrawal or transfer from the General Account for the period permitted by law, but not for more than six months after written election is received by the Company.

                           PROCEEDS PAYABLE ON DEATH

DEATH  OF  OWNER  DURING  THE  ACCUMULATION  PERIOD

     Upon the death of the Owner or Joint Owner during the Accumulation Period, the death benefit will be paid to the Beneficiary(ies) designated by the Owner. Upon the death of a Joint Owner, the surviving Joint Owner, if any, will be treated as the primary Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary.

A Beneficiary may request that the death benefit be paid under one of the Death Benefit Options below. If the Beneficiary is the spouse of the Owner, he or she may elect to continue the Contract at the then-current Contract Value in his or her own name and exercise all the Owner's rights under the Contract.

DEATH  BENEFIT  AMOUNT  DURING  THE  ACCUMULATION  PERIOD

     For a death occurring prior to the 80th birthday of the Owner, or the oldest Joint Owner, the death benefit during the Accumulation Period will be the greatest of:

     1. The Purchase Payments, less any withdrawals, including any previously deducted Contingent Deferred Sales Charge; or
     2. The Contract Value determined as of the end of the Valuation Period during which the Company receives, at its Annuity Service Office, both due proof of death and an election of the payment method; or
     3. The highest Step-up Value prior to the date of death. The Step-up Value is equal to the Contract Value on each seventh Contract Anniversary, plus any Purchase Payments made after such Contract Anniversary, less any withdrawals and Contingent Deferred Sales Charge deducted after such Contract Anniversary.

     For a death occurring on or after the 80th birthday of the Owner, or the oldest Joint Owner, the death benefit during the Accumulation Period will be the Contract Value determined as of the end of the Valuation Period during which the Company receives, at its Annuity Service Office, both due proof of death and an election of the payment method.

ENHANCED  DEATH  BENEFIT  AMOUNT  DURING  THE  ACCUMULATION  PERIOD

     If the Owner selects the Enhanced Death Benefit, for a death occurring prior to the 75th birthday of the Owner, or the oldest Joint Owner, the death benefit will be the greatest of:

     1. The Purchase Payments, less any withdrawals and previously deducted Contingent Deferred Sales Charge; or
     2. The Contract Value determined as of the end of the Valuation Period during which the Company receives, at its Annuity Service Office, both due proof of death and an election of the payment method; or
     3. The highest Step-up Value prior to the date of death. The Step-up Value is equal to the Contract Value on each seventh Contract Anniversary, plus any Purchase Payments made after such Contract Anniversary, less any withdrawals and Contingent Deferred Sales Charge deducted after such Contract Anniversary; or
     4. The total amount of Purchase Payments compounded up to the date of death at 3% interest, minus the total withdrawals and previously deducted Contingent Deferred Sales Charges compounded up to the date of death at 3% interest, not to exceed 200% of Purchase Payments, less withdrawals and previously deducted Contingent Deferred Sales Charges.

     For a death occurring on or after the 75th birthday and before the 80th birthday of the Owner, or the oldest Joint Owner, the death benefit during the Accumulation Period will be the greatest of 1, 2, or 3 above.

For death occurring on or after the 80th birthday of the Owner, or the oldest Joint Owner, the death benefit during the Accumulation Period will be the Contract Value determined as of the Valuation Period during which the Company receives at its Annuity Service Office both due proof of death and an election of the payment method.

Owners should refer to their Contract for the applicable Death Benefit provision.

DEATH  BENEFIT  OPTIONS  DURING  THE  ACCUMULATION  PERIOD

     A non-spousal Beneficiary must elect the death benefit to be paid under one of the following options in the event of the death of the Owner during the Accumulation Period:

     Option  1  -  lump  sum  payment  of  the  death  benefit;  or
     Option  2  -  payment of the entire death benefit within five years of the  date  of  the  death  of  the  Owner;  or
     Option  3 -   payment of the death benefit under an Annuity Option over
                   the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary, with distribution beginning within one year of the date of death of the Owner or any Joint Owner.

     Any portion of the death benefit not applied under Option 3, within one year of the date of the Owner's death, must be distributed within five years of the date of death.

A spousal Beneficiary may elect to continue the Contract in his or her own name at the then-current Contract Value, elect a lump sum payment of the death benefit, or apply the death benefit to an Annuity Option.

If a lump sum payment is requested, the amount will be paid within seven days of receipt of proof of death and the election, unless the Suspension or Deferral of Payments provision is in effect.

Payment to the Beneficiary, other than in a lump sum, may only be elected during the 60-day period beginning with the date of receipt of proof of death.

DEATH  OF  OWNER  DURING  THE  ANNUITY  PERIOD

     If the Owner or a Joint Owner, who is not the Annuitant, dies during the Annuity Period, any remaining payments under the Annuity Option elected will continue at least as rapidly as under the method of distribution in effect at such Owner's death. Upon the death of the Owner during the Annuity Period, the Beneficiary becomes the Owner.

DEATH  OF  ANNUITANT

     Upon the death of the Annuitant, who is not the Owner, during the Accumulation Period, the Owner may designate a new Annuitant, subject to the Company's underwriting rules then in effect. If no designation is made within 30 days of the death of the Annuitant, the Owner will become the Annuitant. If the Owner is a non-natural person, the death of the Annuitant will be treated as the death of the Owner and a new Annuitant may not be designated.

Upon the death of the Annuitant during the Annuity Period, the death benefit, if any, will be as specified in the Annuity Option elected. Death benefits will be paid at least as rapidly as under the method of distribution in effect at the Annuitant's death.

PAYMENT  OF  DEATH  BENEFIT

     The Company will require due proof of death before any death benefit is paid. Due proof of death will be:

     1.      A  certified  death  certificate;
     2. A certified decree of a court of competent jurisdiction as to the finding of death; or
     3.      Any  other  proof  satisfactory  to  the  Company.

     All death benefits will be paid in accordance with applicable law or regulations governing death benefit payments.

BENEFICIARY

     The Beneficiary designation in effect on the Issue Date will remain in effect until changed. The Beneficiary is entitled to receive the benefits to be paid at the death of the Owner. Unless the Owner provides otherwise, the death benefit will be paid in equal shares to the survivor(s) as follows:

     1. To the primary Beneficiary(ies) who survive the Owner's and/or the Annuitant's death, as applicable; or if there are none,
     2. To the contingent Beneficiary(ies) who survive the Owner's and/or the Annuitant's death, as applicable; or if there are none,
     3.          To  the  estate  of  the  Owner.

CHANGE  OF  BENEFICIARY

     Subject to the rights of any irrevocable Beneficiary(ies), the Owner may change the primary Beneficiary(ies) or contingent Beneficiary(ies). Any change must be made by Written Request. The change will take effect as of the date the Written Request is signed. The Company will not be liable for any payment made or action taken before it records the change.

                              ANNUITY PROVISIONS

GENERAL

     On the Annuity Date, the Adjusted Contract Value will be applied under the Annuity Option selected by the Owner. Annuity Payments may be made on a fixed or variable basis, or both.

ANNUITY  DATE

     The Annuity Date is selected by the Owner on the Issue Date. The Annuity Date must be the first day of a calendar month and must be at least five years after the Issue Date. The Annuity Date may not be later than that required under state law.

   Prior to the Annuity Date, the Owner, subject to the above, may change the Annuity Date by Written Request. Any change must be requested at least
15 days prior  to  the  new  Annuity  Date.

SELECTION  OR  CHANGE  OF  AN  ANNUITY  OPTION

     An Annuity Option is selected by the Owner at the time the Contract is issued. If no Annuity Option is selected, Option B, with 120 monthly payments guaranteed, will automatically be applied. Prior to the Annuity Date, the Owner can change the Annuity Option selected by Written Request. Any change must be requested at least 15 days prior to the Annuity Date.

FREQUENCY  AND  AMOUNT  OF  ANNUITY  PAYMENTS

     Annuity Payments are paid in monthly, quarterly, semi-annual, or annual installments. The Adjusted Contract Value is applied to the Annuity Table for the Annuity Option selected. If the Adjusted Contract Value to be applied under an Annuity Option is less than $2,000, the Company reserves the right to make a lump sum payment in lieu of Annuity Payments. If the Annuity Payment would be or become less than $200 where only a Fixed Annuity or a Variable Annuity is selected, or if the Annuity Payment would be or become less than $100 on each basis when a combination of Fixed and Variable Annuities is selected, the Company will reduce the frequency of payments to an interval which will result in each payment being at least $200, or $100 on each basis if a combination of Fixed and Variable Annuities is selected.

ANNUITY

     If the Owner selects a Fixed Annuity, the Adjusted Contract Value is allocated to the General Account and the Annuity is paid as a Fixed Annuity. If the Owner selects a Variable Annuity, the Adjusted Contract Value will be allocated to the Sub-Account(s) of the Separate Account in accordance with the selection made by the Owner, and the Annuity will be paid as a Variable Annuity. The Owner can also select a combination of a Fixed and Variable Annuity and the Adjusted Contract Value will be allocated accordingly. Unless the Owner specifies otherwise, the payee of the Annuity Payments shall be the Annuitant and any Joint Annuitant.

The Adjusted Contract Value will be applied to the applicable Annuity Table contained in the Contract based upon the Annuity Option selected by the Owner.

FIXED  ANNUITY

     The Owner may elect to have the Adjusted Contract Value applied to provide a Fixed Annuity. The dollar amount of each Fixed Annuity payment will be determined in accordance with Annuity Tables contained in the Contract, which are based on the minimum guaranteed interest rate of 3% per year. After the initial Fixed Annuity payment, the payments will not change regardless of investment, mortality, or expense experience.

VARIABLE  ANNUITY

     Variable Annuity payments reflect the investment performance of the Separate Account in accordance with the allocation of the Adjusted Contract Value to the Sub-Accounts during the Annuity Period. Variable Annuity payments are not guaranteed as to dollar amount. See the SAI regarding how Annuity Payments and Annuity Units are calculated.

ANNUITY  OPTIONS

     The following Annuity Options or any other Annuity Option acceptable to the Company may be selected:

     Option A (Life Annuity) - Monthly Annuity Payments during the life of the Annuitant.
     Option B (Life Annuity with Periods Certain of 60, 120, 180, or 240 Months) - Monthly Annuity Payments during the lifetime of the Annuitant and in any event for 60, 120, 180, or 240 months certain as selected.
     Option C (Joint and Survivor Annuity) - Monthly Annuity Payments payable during the joint lifetime of the Annuitant and a Joint Annuitant and then during the lifetime of the survivor at the percentage (100%, 75%, 66 2/3%, or 50%) selected.

     Annuity Options A, B, and C are available on a Fixed Annuity basis, a Variable Annuity basis, or a combination of both. Election of a Fixed Annuity or a Variable Annuity must be made no later than 15 days prior to the Annuity Date. If no election is made with respect to whether the Annuity Option will be on a Fixed Annuity basis, Variable Annuity basis, or a combination of both, the Annuity Option will be paid to reflect the allocation of the Contract Value on the Annuity Date between the Separate Account and the General Account, if any.

                                  DISTRIBUTOR

     WNL Brokerage Services, Inc. ("WNL Brokerage"), 5555 San Felipe, Suite 900, Houston, Texas 77056, is the distributor and underwriter of the Contracts. WNL Brokerage is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers, Inc. WNL Brokerage and the Company are owned by the same corporation.

Commissions will be paid to broker-dealers who sell the Contracts. Broker-dealers will be paid commissions, up to an amount currently equal to 7% of Purchase Payments, for promotional or distribution expenses associated with the marketing of the Contracts.

                        ADMINISTRATION OF THE CONTRACTS

     While the Company has primary responsibility for all administration of the Contracts, it has retained the services of Financial Administrative
Services, Inc. ("FAS"), pursuant to an Insurance Service Agreement. Such administrative services include issuance of the Contracts and maintenance of Owners' records. The Company pays all fees and charges of FAS. FAS serves as the administrator to various insurance companies. The Company's ability to administer the Contracts could be adversely affected should FAS elect to terminate the Agreement.

                            PERFORMANCE INFORMATION

MONEY  MARKET  SUB-ACCOUNT

     From time to time, the Company may advertise the "yield" and "effective yield" of the Global Advisors Money Market Sub-Account ("Money Market Sub-Account") of the Separate Account. Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Money Market Sub-Account refers to the income generated by Contract Values in the Money Market Sub-Account over a seven-day period (which period will be stated in the advertisement). This income is "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the Contract Value in the Money Market Sub-Account. The "effective yield" is calculated similarly. However, when annualized, the income earned by Contract Value is assumed to be reinvested. This results in the "effective yield" being slightly higher than the "yield" because of the compounding effect of the assumed reinvestment. The yield figure will reflect the deduction of any asset-based charges and any applicable Contract Maintenance Charge.

OTHER  SUB-ACCOUNTS

     From time to time, the Company may advertise performance data for the various other Sub-Accounts under the Contract. Such data will show the percentage change in the value of an Accumulation Unit based on the performance of an Investment Option over a period of time, usually a calendar year, determined by dividing the increase (decrease) in value for that Unit by the Accumulation Unit value at the beginning of the period. This percentage figure will reflect the deduction of any asset-based charges and any applicable Contract Maintenance Charge under the Contracts.

Any advertisement will also include average annual total return figures calculated as described in the SAI. The total return figures reflect the deduction of all charges and deductions under the Contracts and the fees and expenses of the Portfolios. The Company may also advertise performance information computed on a different basis.

The Company may make available yield information with respect to some of the Sub-Accounts. Such yield information will be calculated as described in the SAI. The yield information will reflect the deduction of all charges and deductions under the Contracts and the fees and expenses of the Portfolios.

The Company may also show historical Accumulation Unit values in certain advertisements containing illustrations. These illustrations will be based on actual Accumulation Unit values.

In addition, the Company may distribute sales literature which compares the percentage change in Accumulation Unit values for any of the Sub-Accounts against established market indexes such as the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, or other management investment companies which have investment objectives similar to the underlying Portfolio being compared. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged, unweighted average of 500 stocks, the majority of which are listed on the NYSE. The Dow Jones Industrial Average is an unmanaged, weighted average of 30 blue chip industrial corporations listed on the NYSE. Both the Standard & Poor's 500 Composite Stock Price Index and the
Dow  Jones  Industrial  Average  assume  quarterly  reinvestment of dividends.

In addition, the Company may, as appropriate, compare each Sub-Account's performance to that of other types of investments such as certificates of deposit, savings accounts, and U.S. Treasuries, or to certain interest rate and inflation indexes, such as the Consumer Price Index, which is published by the U.S. Department of Labor and measures the average change in prices over time of a fixed "market basket" of certain specified goods and services. Similar comparisons of Sub-Account performance may also be made with appropriate indexes measuring the performance of a defined group of securities widely recognized by investors as representing a particular segment of the securities markets. For example, Sub-Account performance may be compared with Donoghue Money Market Institutional Averages (money market rates), Lehman Brothers Corporate Bond Index (corporate bond interest rates), or Lehman Brothers Government Bond Index (long-term U.S. government obligation interest rates).

The Company may also distribute sales literature which compares the performance of the Accumulation Unit values of the Contracts issued through the Separate Account with the unit values of variable annuities issued through the separate accounts of other insurance companies. Such information will be derived from the Lipper Variable Insurance Products Performance Analysis Service, the VARDS Report, or from Morningstar.

The Lipper Variable Insurance Products Performance Analysis Service is published by Lipper Analytical Services, Inc., a publisher of statistical data which currently tracks the performance of almost 4,000 investment companies. The rankings compiled by Lipper may or may not reflect the deduction of asset-based insurance charges. The Company's sales literature utilizing these rankings will indicate whether or not such charges have been deducted. Where the charges have not been deducted, the sales literature will indicate that if the charges had been deducted, the ranking might have been lower.

The VARDS Report is a monthly variable annuity industry analysis compiled by Variable Annuity Research & Data Service of Georgia and published by Financial Planning Resources, Inc. The VARDS Report rankings may or may not reflect the deduction of asset-based insurance charges. Where the charges have not been deducted, the sales literature will indicate that if the charges had been deducted, the rankings might have been lower.

Morningstar rates a variable annuity Sub-Account against its peers with similar investment objectives. Morningstar does not rate any Sub-Account that has less than three years of performance data. The Morningstar rankings may or may not reflect the deduction of charges. Where the charges have not been deducted, the sales literature will indicate that if the charges had been deducted, the rankings might have been lower.

                                  TAX STATUS

GENERAL

NOTE: THE FOLLOWING DESCRIPTION IS BASED UPON THE COMPANY'S UNDERSTANDING OF CURRENT FEDERAL INCOME TAX LAW APPLICABLE TO ANNUITIES IN GENERAL. THE COMPANY CANNOT PREDICT THE PROBABILITY THAT ANY CHANGES IN SUCH LAWS WILL BE MADE. PURCHASERS ARE CAUTIONED TO SEEK COMPETENT TAX ADVICE REGARDING THE POSSIBILITY OF SUCH CHANGES. THE COMPANY DOES NOT GUARANTEE THE TAX STATUS OF THE CONTRACTS. PURCHASERS BEAR THE COMPLETE RISK THAT THE CONTRACTS MAY NOT BE TREATED AS "ANNUITY CONTRACTS" UNDER FEDERAL INCOME TAX LAWS. IT SHOULD BE FURTHER UNDERSTOOD THAT THE FOLLOWING DISCUSSION IS NOT EXHAUSTIVE AND THAT
SPECIAL RULES NOT DESCRIBED IN THIS PROSPECTUS MAY BE APPLICABLE IN CERTAIN SITUATIONS. MOREOVER, NO ATTEMPT HAS BEEN MADE TO CONSIDER ANY APPLICABLE STATE OR OTHER TAX LAWS.

     Section 72 of the Code governs taxation of annuities in general. An Owner is not taxed on increases in the value of a Contract until distribution occurs, either in the form of a lump sum payment or as Annuity Payments under the Annuity Option selected. For a lump sum payment received as a total withdrawal (total surrender), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract. For Non-Qualified
Contracts, this cost basis is generally the Purchase Payments, while for Qualified Contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a Fixed Annuity Option is determined by multiplying the payment by the ratio that the cost basis of the Contract (adjusted for any period certain or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a Variable Annuity Option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e., when the total of the excludible amounts equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans, there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, Annuitants, and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company, and its operations form a part of the Company.

DIVERSIFICATION

     Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the U.S. Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the Contract as an annuity contract would result in imposition of federal income tax to the Owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract. The Code contains a safe harbor provision which provides that annuity contracts such as the Contracts meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities, and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg. 1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the Contracts. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if: (a) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (b) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (c) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (d) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

The Company intends that all Portfolios of the Trust underlying the Contracts will be managed by the Adviser for the Trust in such a manner as to comply with these diversification requirements.

The Treasury Department has indicated that the diversification Regulations do not provide guidance regarding the circumstances in which Owner control of the investments of the Separate Account will cause the Owner to be treated as the owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment for the Contract. At this time, it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of Owner control which may be exercised under the Contract is different, in some respects, from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policyowner was not the owner of the assets of the Separate Account. It is unknown whether these differences, such as the Owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the Owner to be considered as the owner of the assets of the Separate Account, resulting in the imposition of federal income tax to the Owner with respect to earnings allocable to the Contract, prior to receipt of payments under the Contract.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively, resulting in the Owner being retroactively determined to be the Owner of the assets of the Separate Account.

Due to the uncertainty in this area, the Company reserves the right to modify the Contract in an attempt to maintain favorable tax treatment.

MULTIPLE  CONTRACTS

     The Code provides that multiple non-qualified annuity contracts, which are issued within a calendar year to the same contract owner by one company or its affiliates, are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences, including more rapid taxation of the distributed amounts from such combination of contracts. Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year.

CONTRACTS  OWNED  BY  OTHER  THAN  NATURAL  PERSONS

     Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner, if the Owner is a non-natural person (e.g., a corporation or certain other entities). Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to Contracts held by a trust or other entity, as an agent for a natural person, nor to Contracts held by certain Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

TAX  TREATMENT  OF  ASSIGNMENTS

     An assignment or pledge of a Contract may be a taxable event. Owners should therefore consult a competent tax adviser should they wish to assign or pledge their Contracts.

INCOME  TAX  WITHHOLDING

     All distributions, or the portion thereof which is includible in the gross income of the Owner, are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the Owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

Effective January 1, 1993, certain distributions from retirement plans qualified under Section 401 or Section 403(b) of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: (a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary, or distributions for a specified period of 10 years or more; or (b) distributions which are required minimum distributions; or (c) the portion of the distributions not includible in gross income (i.e., returns of after-tax contributions). Participants under such plans should consult their own tax counsel or other tax adviser regarding withholding requirements.

TAX  TREATMENT  OF  WITHDRAWALS  -  -  NON-QUALIFIED  CONTRACTS

     Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the contract value exceeds the aggregate purchase payments made, any amount withdrawn will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includible in gross income. It further provides that a 10% penalty will apply to the income portion of any distribution. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1/2; (b) after the death of the Owner; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer, or for the joint lives (or joint life expectancies) of the taxpayer and his or her Beneficiary;
(e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

The above information does not apply to Qualified Contracts. However, separate tax withdrawal penalties and restrictions may apply to such Qualified Contracts. (See "Tax Treatment of Withdrawals - Qualified Contracts," below.)

QUALIFIED  PLANS

     The Contracts offered by this Prospectus are designed to be suitable for use under various types of qualified plans. Taxation of participants in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants, and Beneficiaries are cautioned that benefits under a Qualified Plan may be subject to the terms and conditions of the plan, regardless of the terms and conditions of the Contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into the Company's administrative procedures. Owners, participants, and Beneficiaries are responsible for determining that contributions, distributions, and other transactions, with respect to the Contracts, comply with applicable law. Following are general descriptions of the types of qualified plans with which the Contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications, depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a Contract issued under a Qualified Plan.

Contracts issued pursuant to Qualified Plans include special provisions restricting Contract provisions that may otherwise be available as described in this Prospectus. Generally, Contracts issued pursuant to Qualified Plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Qualified Contracts. (See "Tax Treatment of Withdrawals - Qualified Contracts," below.)

On July 6, 1983, the Supreme Court decided, in Arizona Governing Committee v. Norris, that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The Contracts sold by the Company, in connection with certain Qualified Plans, will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

A.    H.R.  10  PLANS

Section  401  of  the  Code  permits  self-employed  individuals  to establish
Qualified Plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all Plans, including on such items as: amount of allowable contributions; form, manner, and timing of distributions; transferability of benefits; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals, and surrenders. (See "Tax Treatment of Withdrawals
- Qualified Contracts," below.) Purchasers of Contracts for use with an H.R. 10 plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

B.    TAX-SHELTERED  ANNUITIES

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, educational, and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the Contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employees until the employees receive distributions from the Contracts. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination, and withdrawals. (See "Tax Treatment of Withdrawals - Qualified Contracts" and "Tax-Sheltered Annuities - Withdrawal Limitations," below.) Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

C.    INDIVIDUAL  RETIREMENT  ANNUITIES

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. These IRAs are subject to limitations on eligibility, contributions, transferability, and distributions. (See "Tax Treatment of Withdrawals - Qualified Contracts," below.) Under certain conditions, distributions from other IRAs and other Qualified Plans may be rolled over or transferred on a tax-deferred basis into an IRA. Sales of Contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosures be given to persons desiring to establish an IRA. Purchasers of Contracts to be qualified as an IRA should obtain competent tax advice as to the tax treatment and suitability of such an investment.

D.    CORPORATE  PENSION  AND  PROFIT  SHARING  PLANS

Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the Contracts to provide benefits under the Plan. Contributions to the Plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the Plan. The tax consequences to participants may vary, depending upon the particular plan design. However, the Code places limitations and restrictions on all plans, including on such items as: amount of allowable contributions; form, manner, and timing of distributions; transferability of benefits; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals, and surrenders. (See "Tax Treatment of Withdrawals - Qualified Contracts," below.) Purchasers of Contracts for use with Corporate Pension or Profit Sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

TAX  TREATMENT  OF  WITHDRAWALS  -  QUALIFIED  CONTRACTS

     In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual's cost basis to the individual's total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a Qualified Contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including Contracts issued and qualified under Code Sections 401 (H.R. 10 and Corporate Pension and Profit Sharing Plans), 403(b) (Tax-Sheltered Annuities), and 408(b) (Individual Retirement Annuities). To the extent amounts are not includible in gross income because they have been rolled over to an IRA or another eligible qualified plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the Owner or Annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death or disability of the Owner or Annuitant (as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Owner or Annuitant (as applicable), or the joint lives (or joint life expectancies) of such Owner or Annuitant (as applicable) and his or her designated Beneficiary; (d) distributions to an Owner or Annuitant (as applicable) who has separated from service after he has attained age 55; (e) distributions made to the Owner or Annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code
Section 213 to the Owner or Annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee, pursuant to a qualified domestic relations order; and (g) distributions from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d) (1) (D) of the Code) for the Contract Owner or Annuitant (as applicable) and his or her spouse and dependents if the Contract Owner or Annuitant (as applicable) has received unemployment compensation for at least 12 weeks. This exception will no longer apply after the Contract Owner or Annuitant (as applicable) has been re-employed for at least 60 days. The exceptions stated in (d) and (f) above do not apply in the case of an Individual Retirement Annuity. The exception stated in (c) above applies to an Individual Retirement Annuity without the requirement that there be a separation from service.

Generally, distributions from a qualified plan must commence no later than April 1 of the calendar year following the year in which the employee attains age 70 1/2 and, in some cases, the later of age 70 1/2 or the date of retirement. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

TAX-SHELTERED  ANNUITIES  -  WITHDRAWAL  LIMITATIONS

     The Code limits the withdrawal of amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 403(b)(11) of the Code) to circumstances only when the Owner: (a) attains age 59 1/2; (b) separates from service; (c) dies; (d) becomes disabled (within the meaning of Section 72(m)(7) of the Code); or (e) in the case of hardship. However, withdrawals for hardship are restricted to the portion of the Owner's Contract Value which represents contributions made by the Owner and does not include any investment results. The limitations on withdrawals became effective on January 1, 1989, and apply only to salary reduction contributions made after December 31, 1988, to income attributable to such contributions and to income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect rollovers or transfers between certain qualified plans. Owners should consult their own tax counsel or other tax adviser regarding any distributions.

SECTION  457  -  DEFERRED  COMPENSATION  PLANS

     Under Section 457 of the Code, governmental and certain other tax-exempt employers may establish deferred compensation plans for the benefit of their employees who may invest in annuity contracts. The Code, as in the case of qualified plans, establishes limitations and restrictions on eligibility, contributions, and distributions. Under these Plans, contributions made for the benefit of the employees will not be includible in the employee's gross income until distributed from the Plan. Under a Section 457 Plan, all the Plan assets remain solely the property of the employer, subject only to the claims of the employer's general creditors until such time as made available to the participant or beneficiary. However, for Plans established after August 20, 1996, it is required that Plan assets be held in trust for the benefit of plan participants and are not subject to the claims of the general creditors of the employer. Furthermore, this requirement must be met for all Plans no later than January 1, 1999.

                             FINANCIAL STATEMENTS

     Financial Statements of the Company and the Separate Account have been included in the SAI.

                               LEGAL PROCEEDINGS

     There are no material pending legal proceedings to which the Separate Account, the Distributor, or the Company is a party.


                               TABLE OF CONTENTS
                  OF THE STATEMENT OF ADDITIONAL INFORMATION

                                                                    Page
COMPANY                                                                3
EXPERTS                                                                3
LEGAL OPINIONS                                                         3
DISTRIBUTOR                                                            3
YIELD CALCULATION FOR THE GLOBAL ADVISORS MONEY MARKET SUB-ACCOUNT     3
PERFORMANCE INFORMATION                                                4
ANNUITY PROVISIONS                                                     6
FINANCIAL STATEMENTS                                                   6

                    STATEMENT OF ADDITIONAL INFORMATION
           INDIVIDUAL FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS
                        WITH FLEXIBLE PURCHASE PAYMENTS
                                   ISSUED BY
                            WNL SEPARATE ACCOUNT A
                                      AND
                    WESTERN NATIONAL LIFE INSURANCE COMPANY

THIS IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION (THE "SAI") SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MAY 1, 1997, FOR THE INDIVIDUAL FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS WITH FLEXIBLE PURCHASE PAYMENTS WHICH ARE REFERRED TO HEREIN.
THE PROSPECTUS CONCISELY SETS FORTH INFORMATION FOR A PROSPECTIVE INVESTOR. FOR A COPY OF THE PROSPECTUS, CALL 1-800-910-4555, OR WRITE THE COMPANY AT P.O. BOX 290721, WETHERSFIELD, CT 06129-0721.
THIS  SAI  IS  DATED  MAY  1,  1997.


                               TABLE OF CONTENTS


                                                        Page

Company                                                    3
Experts                                                    3
Legal Opinions                                             3
Distributor                                                3
Yield Calculation For The Global Advisors Money Market
      Sub-Account                                          3
Performance Information                                    4
Annuity Provisions                                         5
Annuity Unit                                               6
Financial Statements                                       6

                                    COMPANY
Information regarding Western National Life Insurance Company (the "Company") and its ownership is contained in the Prospectus.

The Company contributed the initial capital to the WNL Separate Account A (the "Separate Account"). As of December 31, 1996, the initial capital contributed by the Company represented approximately 61% of the total assets of the Separate Account. The Company currently intends to remove these assets from the Separate Account on a pro rata basis in proportion to money invested in the Separate Account by Owners.

                                    EXPERTS
The balance sheet of the Company as of December 31, 1996 and 1995, and the related statements of income, shareholders' equity and cash flows for each of the three years in the period ended December 31, 1996, and the statement of assets and liabilities of the Separate Account as of December 31, 1996, and the related statement of operations for the year ended December 31, 1996, and the statement of changes in net assets for the year ended December 31, 1996, and the period from October 10, 1995 (commencement of operations) through December 31, 1995, all of which are included in the SAI, have been included herein in reliance on the reports of Coopers & Lybrand, L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.

                                LEGAL OPINIONS
Legal matters in connection with the Contracts described herein are being passed upon by the law firm of Blazzard, Grodd & Hasenauer, P.C., Westport, Connecticut.

                                  DISTRIBUTOR
WNL Brokerage Services, Inc. ("WNL Brokerage") acts as the distributor. WNL Brokerage is an affiliate of the Company. The offering is on a continuous basis.

                             YIELD CALCULATION FOR
                 THE GLOBAL ADVISORS MONEY MARKET SUB-ACCOUNT
The Global Advisors Money Market Sub-Account of the Separate Account will calculate its current yield based upon the seven days ended on the date of calculation. For the seven calendar days ending December 31, 1996, the annualized effective yield for the Global Advisors Money Market Sub-Account was 3.66% and the yield was 3.60%.

The current yield of the Global Advisors Money Market Sub-Account is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing Owner account having a balance of one Accumulation Unit of the Sub-Account at the beginning of the period, subtracting the Mortality and Expense Risk Charge, the Administrative Charge, and the Contract Maintenance Charge, dividing the difference by the value of the account at the beginning of the same period to obtain the base period return, and multiplying the result by (365/7). The calculation does not take into account any applicable Enhanced Death Benefit Charge.

For the seven calendar days ended December 31, 1996, the annualized effective yield and yield for the Global Advisors Money Market Sub-Account calculated with the applicable Enhanced Death Benefit Charge was 3.50% and 3.45%, respectively.

The Global Advisors Money Market Sub-Account computes its effective compound yield according to the method prescribed by the Securities and Exchange Commission (the "SEC"). The effective yield reflects the reinvestment of net income earned daily on Global Advisors Money Market Sub-Account assets.

Net investment income for yield quotation purposes will not include either realized capital gains and losses or unrealized appreciation and depreciation, whether reinvested or not.

The yields quoted should not be considered a representation of the yield of the Global Advisors Money Market Sub-Account in the future since the yield is not fixed. Actual yields will depend not only on the type, quality, and maturities of the investments held by the Global Advisors Money Market Sub-Account and changes in the interest rates on such investments, but also on changes in the Global Advisors Money Market Sub-Account's expenses during the period.

Yield information may be useful in reviewing the performance of the Global Advisors Money Market Sub-Account and for providing a basis for comparison with other investment alternatives. However, the Global Advisors Money Market Sub-Account's yield fluctuates, unlike bank deposits or other investments which typically pay a fixed yield for a stated period of time.

                            PERFORMANCE INFORMATION
From time to time, the Company may advertise performance data as described in the Prospectus. Any such advertisement will include two sets of total return figures for the time periods indicated in the advertisement. One set of such total return figures will reflect the deduction of a 1.25% Mortality and Expense Risk Charge, a .15% Administrative Charge, the investment advisory fee and expenses for the underlying Portfolio being advertised, and any applicable Contract Maintenance Charge. The other set of such total return figures will reflect the same deductions mentioned plus the deduction of a .15% Enhanced Death Benefit Charge.

The hypothetical value of a Contract purchased for the time periods described in the advertisement will be determined by using the actual Accumulation Unit values for an initial $1,000 purchase payment, and deducting any applicable Contract Maintenance Charge to arrive at the ending hypothetical value. The average annual total return is then determined by computing the fixed interest rate that a $1,000 purchase payment would have to earn annually, compounded annually, to grow to the hypothetical value at the end of the time periods described. The formula used in these calculations is:

                               P (1 + T )n = ERV
   Where:
        P   =  A  hypothetical  initial  payment  of  $1,000
        T   =  Average  annual  total  return
        n   =  Number  of  years
       ERV  =  Ending redeemable value at the end of the time periods used (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the time periods used.

In addition to total return data, the Company may include yield information in its advertisements. Each Sub-Account (other than the Global Advisors Money Market Sub-Account) for which the Company will advertise yield, will show a yield quotation based on a 30-day (or one-month) period ended on the date of the most recent balance sheet of the Separate Account included in the registration statement, computed by dividing the net investment income per Accumulation Unit earned during the period by the maximum offering price per Unit on the last day of the period, according to the following formula:

                                       a-b
                                       ---
                          Yield = 2 [( cd  + 1)6 - 1]
   Where:
     a    =  Net investment income earned during the period by the Trust attributable  to  shares  owned  by  the  Sub-Account
     b    =  Expenses accrued for the period (net of reimbursements)
     c    =  The average daily number of Accumulation Units outstanding during the  period
     d    =  The maximum offering price per Accumulation Unit on the last day of  the  period

The Company may also advertise performance data which will be computed on a different basis.

Investment operations for the Sub-Accounts which invest in Portfolios of the WNL Series Trust (the "Trust") depicted in the chart below commenced on the following dates:


Portfolio                                     Inception Date
--------------------------------------------  --------------

BEA Growth and Income Portfolio                     10/20/95
BlackRock Managed Bond Portfolio                    01/02/96
Credit Suisse International Equity Portfolio        10/20/95
EliteValue Asset Allocation Portfolio               01/02/96
Global Advisors Growth Equity Portfolio             10/20/95
Global Advisors Money Market Portfolio              10/10/95
Salomon Brothers U.S. Government
   Securities Portfolio                             02/06/96
Van Kampen American Capital Emerging
   Growth Portfolio                                 01/02/96



Chart 1 below shows performance figures which reflect the deduction of all charges and deductions (except the Enhanced Death Benefit Charge) under the Contracts (see "Charges and Deductions" in the Prospectus) and also reflect the actual fees and expenses paid by the underlying Portfolios. Chart 2 below is identical to Chart 1 except that it also reflects the deduction of the Enhanced Death Benefit Charge, where applicable.
AVERAGE  TOTAL  RETURN  FOR  THE  PERIOD  ENDED  DECEMBER  31,  1996

Chart  1
--------


  Sub-Accounts                                One Year   From Inception
--------------------------------------------  ---------  ---------------

BEA Growth and Income Portfolio                   7.21%           10.81%
BlackRock Managed Bond Portfolio              N/A                 (2.84)
Credit Suisse International Equity Portfolio      9.89            10.63
EliteValue Asset Allocation Portfolio         N/A                 20.10
Global Advisors Growth Equity Portfolio          14.76            14.34
Global Advisors Money Market Portfolio           (1.41)           (1.41)
Salomon Brothers U.S. Government
   Securities Portfolio                       N/A                 (3.06)
Van Kampen American Capital Emerging
   Growth Portfolio                           N/A                 12.76



Chart  2
--------


    Sub-Accounts                              One Year   From Inception
--------------------------------------------  ---------  ---------------

BEA Growth and Income Portfolio                   7.06%           10.66%
BlackRock Managed Bond Portfolio              N/A                 (2.99)
Credit Suisse International Equity Portfolio      9.74            10.48
EliteValue Asset Allocation Portfolio         N/A                 19.95
Global Advisors Growth Equity Portfolio          14.61            14.19
Global Advisors Money Market Portfolio           (1.56)           (1.56)
Salomon Brothers U.S. Government
   Securities Portfolio                       N/A                 (3.20)
Van Kampen American Capital Emerging
   Growth Portfolio                           N/A                 12.61



Owners should note that the investment results of each Sub-Account will fluctuate over time, and any presentation of the Sub-Account's total return or yield for any period should not be considered a representation of what an investment may earn or what an Owner's total return or yield may be in any future period.

                              ANNUITY PROVISIONS
A Variable Annuity is an annuity with payments which: (a) are not predetermined as to dollar amount and (b) will vary in amount with the net investment results of the applicable Sub-Accounts of the Separate Account. Annuity Payments also depend upon the Age of the Annuitant and any Joint Annuitant and the assumed interest factor utilized. The Annuity Table used will depend upon the Annuity Option chosen. The dollar amount of Annuity Payments after the first is determined as follows:

1. The dollar amount of the first Variable Annuity Payment is divided by the value of an Annuity Unit for each applicable Sub-Account as of the Annuity Date. This sets the number of Annuity Units for each monthly payment for the applicable Sub-Account. The number of Annuity Units remains fixed during the Annuity Period.
2. The fixed number of Annuity Units per payment in each Sub-Account is multiplied by the Annuity Unit Value for that Sub-Account for the last Valuation Period of the month preceding the month for which the payment is due. This result is the dollar amount of the payment for each applicable Sub-Account.

The total dollar amount of each Variable Annuity Payment is the sum of all Sub-Account Variable Annuity Payments reduced by the applicable portion of the Contract Maintenance Charge.

The dollar amount of the first Variable Annuity payment is determined in accordance with the description above. The dollar amount of Variable Annuity payments for each applicable Sub-Account after the first Variable Annuity payment is determined as follows:

1. The dollar amount of the first Variable Annuity payment is divided by the value of an Annuity Unit for each applicable Sub-Account as of the Annuity Date. This sets the number of Annuity Units for each monthly payment for the applicable Sub-Account. The number of Annuity Units for each applicable Sub-Account remains fixed during the Annuity Period.
2. The fixed number of Annuity Units per payment in each Sub-Account is multiplied by the Annuity Unit value for that Sub-Account for the last Valuation Period of the month preceding the month for which the payment is due. This result is the dollar amount of the payment for each applicable Sub-Account.

The total dollar amount of each Variable Annuity payment is the sum of all Sub-Account Variable Annuity payments reduced by the applicable portion of the Contract Maintenance Charge.

                                 ANNUITY UNIT
The value of any Annuity Unit for each Sub-Account of the Separate Account was set initially at $10. The Sub-Account Annuity Unit value at the end of any subsequent Valuation Period is determined as follows:

1. The Net Investment Factor for the current Valuation Period is multiplied by the value of the Annuity Unit for the Sub-Account for the immediately preceding Valuation Period.
2. The result in (1) is then divided by the Assumed Investment Rate Factor, which equals 1.00, plus the Assumed Investment Rate for the number of days since the preceding Valuation Date. The Assumed Investment Rate is equal on an annual rate to 3%.

The value of an Annuity Unit may increase or decrease from Valuation Period to Valuation Period.

                             FINANCIAL STATEMENTS

The financial statements of the Company included herein should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts.


                     This space intentionally left blank.

                    WESTERN NATIONAL LIFE INSURANCE COMPANY

                            WNL SEPARATE ACCOUNT A

                             FINANCIAL STATEMENTS
                    WITH REPORT OF INDEPENDENT ACCOUNTANTS
                     FOR THE YEAR ENDED DECEMBER 31, 1996
         AND THE PERIOD OCTOBER 10, 1995 (COMMENCEMENT OF OPERATIONS)
                           THROUGH DECEMBER 31, 1995

                       REPORT OF INDEPENDENT ACCOUNTANTS


To  the  Contract  Owners  of  WNL  Separate
Account  A  and  Board  of  Directors  of
Western  National  Life  Insurance  Company:

     We have audited the accompanying statement of assets and liabilities of WNL Separate Account A as of December 31, 1996, the related statement of operations for the year then ended and the statement of changes in net assets for the year ended December 31, 1996, and the period October 10, 1995 (commencement of operations) through December 31, 1995. These financial
statements  are  the  responsibility  of  the  Company's  management.    Our
responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform our audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of shares owned as of December 31, 1996, by correspondence with WNL Series Trust. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of WNL Separate Account A as of December 31, 1996, and the results of its operations for the year then ended, and the changes in its net assets for the year ended December 31, 1996, and the period October 10, 1995 (commencement of operations) through December 31, 1995, in conformity with generally accepted accounting principles.



                              COOPERS  &  LYBRAND  L.L.P.


Houston,  Texas
February  20,  1997




WESTERN  NATIONAL  LIFE  INSURANCE  COMPANY
WNL  SEPARATE  ACCOUNT  A
STATEMENT  OF  ASSETS  AND  LIABILITIES
DECEMBER  31,  1996


                                         GLOBAL ADVISORS   GLOBAL ADVISORS   BEA GROWTH     CREDIT SUISSE
                                           MONEY MARKET     GROWTH EQUITY    AND INCOME     INTERNATIONAL
                                            PORTFOLIO         PORTFOLIO       PORTFOLIO   EQUITY PORTFOLIO
                                         ----------------  ----------------  -----------  -----------------
ASSETS
Investments:
  Net asset value per share              $           1.00  $          11.85  $     11.04  $           10.67
                                         ================  ================  ===========  =================
  Number of shares                              1,291,024           288,620      284,882            255,681
                                         ================  ================  ===========  =================
  Identified cost                        $      1,291,024  $      3,013,782  $ 2,934,285  $       2,611,792
                                         ================  ================  ===========  =================
  Market value                           $      1,291,024  $      3,420,466  $ 3,145,099  $       2,726,982
                                         ----------------  ----------------  -----------  -----------------

NET ASSETS                               $      1,291,024  $      3,420,466  $ 3,145,099  $       2,726,982
                                         ================  ================  ===========  =================

Net assets attributable to:
  Contract owners                        $      1,184,456  $        906,522  $   719,168  $         305,608
  Western National Life
    Insurance Company
      (Note 7)                           $        106,568  $      2,513,944  $ 2,425,931  $       2,421,374
                                         ----------------  ----------------  -----------  -----------------

                                         $      1,291,024  $      3,420,466  $ 3,145,099  $       2,726,982
                                         ================  ================  ===========  =================

Accumulation units of contract owners:
  Standard benefit units                        109,837.9          68,154.9     48,634.3           17,186.2
  Enhanced benefit units                          3,403.7           5,232.7     11,709.8            8,510.2

Accumulation value per unit:
  Standard benefit units                 $         10.460  $         12.354  $    11.922  $          11.900
  Enhanced benefit units                           10.441            12.331       11.900             11.878





   The accompanying notes are an integral part of the financial statements.

WESTERN  NATIONAL  LIFE  INSURANCE  COMPANY
WNL  SEPARATE  ACCOUNT  A
STATEMENT  OF  ASSETS  AND  LIABILITIES
DECEMBER  31,  1996


                                            VAN KAMPEN
                                         AMERICAN CAPITAL     BLACKROCK      SALOMON BROTHERS        ELITEVALUE
                                          EMERGING GROWTH   MANAGED BOND      U.S. GOVERNMENT     ASSET ALLOCATION
                                             PORTFOLIO        PORTFOLIO    SECURITIES PORTFOLIO       PORTFOLIO
                                         -----------------  -------------  ---------------------  -----------------
ASSETS
Investments:
  Net asset value per share              $           11.54  $        9.78  $                9.79  $           12.32
                                         =================  =============  =====================  =================
  Number of shares                                 163,082        345,168                239,683            187,301
                                         =================  =============  =====================  =================
  Identified cost                        $       1,881,215  $   3,438,965  $           2,387,738  $       2,000,144
                                         =================  =============  =====================  =================
  Market value                           $       1,881,837  $   3,376,118  $           2,346,717  $       2,307,038
                                         -----------------  -------------  ---------------------  -----------------

NET ASSETS                               $       1,881,837  $   3,376,118  $           2,346,717  $       2,307,038
                                         =================  =============  =====================  =================

Net assets attributable to:
  Contract owners                        $       1,286,566  $     263,271  $             278,697  $       1,040,024
  Western National Life
    Insurance Company
      (Note 7)                           $         595,271  $   3,112,847  $           2,068,020  $       1,267,014
                                         -----------------  -------------  ---------------------  -----------------

                                         $       1,881,837  $   3,376,118  $           2,346,717  $       2,307,038
                                         =================  =============  =====================  =================

Accumulation units of contract owners:
  Standard benefit units                         107,870.9       14,436.2               15,638.1           69,575.7
  Enhanced benefit units                           2,072.6       11,399.4               11,806.1           13,965.2

Accumulation value per unit:
  Standard benefit units                 $          11.702  $      10.198  $              10.163  $          12.453
  Enhanced benefit units                            11.681         10.180                 10.144             12.430





   The accompanying notes are an integral part of the financial statements.

WESTERN  NATIONAL  LIFE  INSURANCE  COMPANY
WNL  SEPARATE  ACCOUNT  A
STATEMENT  OF  OPERATIONS
FOR  THE  YEAR  ENDED  DECEMBER  31,  1996


                                     GLOBAL ADVISORS   GLOBAL ADVISORS   BEA GROWTH     CREDIT SUISSE
                                       MONEY MARKET     GROWTH EQUITY    AND INCOME     INTERNATIONAL
                                        PORTFOLIO         PORTFOLIO       PORTFOLIO   EQUITY PORTFOLIO
                                     ----------------  ----------------  -----------  -----------------
INVESTMENT INCOME
Income:
  Dividends                          $         37,566  $         47,555  $   120,147  $          87,920

Expenses:
  Mortality and expense risk
    and administrative fees                     9,039             5,211        5,145              2,464
                                     ----------------  ----------------  -----------  -----------------

    Net investment income (loss)               28,527            42,344      115,002             85,456

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Net realized gain (loss)
    on sale of Trust shares                      0000             2,446          649              3,291

  Net unrealized gain (loss)
    on investments                               0000           345,342      118,099             48,275

  Capital gain distributions
   from the Trust                                0000           123,806      102,803            223,678
                                     ----------------  ----------------  -----------  -----------------

      Net realized and unrealized
        gain (loss) on investments               0000           471,594      221,551            275,244
                                     ----------------  ----------------  -----------  -----------------

      Increase in net assets
        resulting from operations    $         28,527  $        513,938  $   336,553  $         360,700
                                     ================  ================  ===========  =================





   The accompanying notes are an integral part of the financial statements.

WESTERN  NATIONAL  LIFE  INSURANCE  COMPANY
WNL  SEPARATE  ACCOUNT  A
STATEMENT  OF  OPERATIONS
FOR  THE  YEAR  ENDED  DECEMBER  31,  1996


                                        VAN KAMPEN
                                     AMERICAN CAPITAL     BLACKROCK        SALOMON BROTHERS        ELITEVALUE
                                     EMERGING GROWTH     MANAGED BOND      U.S. GOVERNMENT      ASSET ALLOCATION
                                        PORTFOLIO         PORTFOLIO      SECURITIES PORTFOLIO       PORTFOLIO
                                    ------------------  --------------  ----------------------  -----------------
INVESTMENT INCOME
Income:
  Dividends                         $           5,070   $     189,281   $             121,541   $          26,046

Expenses:
  Mortality and  expense risk
    and  administrative fees                    9,843           2,200                   2,349               5,528
                                    ------------------  --------------  ----------------------  -----------------

      Net investment income (loss)             (4,773)        187,081                 119,192              20,518

REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) on
    on sale of Trust shares                    83,267            (116)                   (225)              2,490

  Net unrealized gain
   (loss) on investments                          622         (62,846)                (41,021)            306,894

  Capital gain distributions
    from the Trust                             49,696            0000                    0000              28,615
                                    ------------------  --------------  ----------------------  -----------------

    Net realized and unrealized
      gain (loss) on investments              133,585         (62,962)                (41,246)            337,999
                                    ------------------  --------------  ----------------------  -----------------

    Increase in net assets
      resulting from operations     $         128,812   $     124,119   $              77,946   $         358,517
                                    ==================  ==============  ======================  =================






   The accompanying notes are an integral part of the financial statements.

WESTERN  NATIONAL  LIFE  INSURANCE  COMPANY
WNL  SEPARATE  ACCOUNT  A
STATEMENT  OF  CHANGES  IN  NET  ASSETS
FOR  THE  YEAR  ENDED  DECEMBER  31,  1996


                                      GLOBAL ADVISORS    GLOBAL ADVISORS    BEA GROWTH     CREDIT SUISSE
                                       MONEY MARKET       GROWTH EQUITY     AND INCOME     INTERNATIONAL
                                         PORTFOLIO          PORTFOLIO       PORTFOLIO     EQUITY PORTFOLIO
                                     -----------------  -----------------  ------------  ------------------
INCREASE IN NET ASSETS
 FROM OPERATIONS:
  Net investment income (loss)       $         28,527   $         42,344   $   115,002   $          85,456

  Net realized gain (loss)
    on investments                               0000              2,446           649               3,291

  Net unrealized gain (loss)
    on investments                               0000            345,342       118,099              48,275

  Realized gain distributions
    reinvested                                   0000            123,806       102,803             223,678
                                     -----------------  -----------------  ------------  ------------------

      Increase in net assets
        from operations                        28,527            513,938       336,553             360,700

INCREASE (DECREASE) IN NET
  ASSETS FROM VARIABLE ANNUITY
  CONTRACT TRANSACTIONS:
  Contract purchase payments                5,880,850             65,850        65,642              12,334

  Surrenders and withdrawals                   (3,961)            (2,169)       (3,500)             (9,327)

  Transfers to general accounts              (483,232)              0000          0000                0000

  Intra-portfolio transfers                (4,257,439)           770,208       610,085             280,251
                                     -----------------  -----------------  ------------  ------------------

      Increase in net assets
        from variable annuity
        contract transactions               1,136,218            833,889       672,227             283,258

CAPITAL CONTRIBUTION FROM
  WESTERN NATIONAL LIFE
   INSURANCE COMPANY                             0000               0000          0000                0000
                                     -----------------  -----------------  ------------  ------------------

      Total increase in net assets          1,164,745          1,347,827     1,008,780             643,958

      Net assets at beginning
        of year                               126,279          2,072,639     2,136,319           2,083,024
                                     -----------------  -----------------  ------------  ------------------

      Net assets at end of year      $      1,291,024   $      3,420,466   $ 3,145,099   $       2,726,982
                                     =================  =================  ============  ==================





   The accompanying notes are an integral part of the financial statements.

WESTERN  NATIONAL  LIFE  INSURANCE  COMPANY
WNL  SEPARATE  ACCOUNT  A
STATEMENT  OF  CHANGES  IN  NET  ASSETS
FOR  THE  YEAR  ENDED  DECEMBER  31,  1996


                                         VAN KAMPEN
                                      AMERICAN CAPITAL     BLACKROCK        SALOMON BROTHERS         ELITEVALUE
                                      EMERGING GROWTH     MANAGED BOND      U.S. GOVERNMENT       ASSET ALLOCATION
                                         PORTFOLIO         PORTFOLIO      SECURITIES PORTFOLIO       PORTFOLIO
                                     ------------------  --------------  ----------------------  ------------------
INCREASE IN NET ASSETS
 FROM OPERATIONS:
  Net investment  income (loss)      $          (4,773)  $     187,081   $             119,192   $          20,518

  Net realized gain (loss)
    on investments                              83,267            (116)                   (225)              2,490

  Net unrealized gain (loss)
    on investments                                 622         (62,846)                (41,021)            306,894

  Realized gain distributions
    reinvested                                  49,696            0000                    0000              28,615
                                     ------------------  --------------  ----------------------  ------------------

  Increase in net assets from
    operations                                 128,812         124,119                  77,946             358,517

INCREASE (DECREASE) IN NET
  ASSETS FROM VARIABLE ANNUITY
  CONTRACT TRANSACTIONS:
  Contract purchase payments                   122,596           1,882                     400              31,419

  Surrenders and withdrawals                    (4,606)           (915)                (10,042)            (12,454)

  Transfers to general account                    0000            0000                    0000                0000
                                     ------------------  --------------  ----------------------  ------------------

  Intra-portfolio transfers                  1,135,035         251,032                 278,413             929,556

      Increase in net assets from
        variable annuity contract
        transactions                         1,253,025         251,999                 268,771             948,521

CAPITAL CONTRIBUTION FROM
 WESTERN NATIONAL LIFE
 INSURANCE COMPANY                             500,000       3,000,000               2,000,000           1,000,000
                                     ------------------  --------------  ----------------------  ------------------

      Total increase in net assets           1,881,837       3,376,118               2,346,717           2,307,038

      Net assets at beginning
        of year                                   0000            0000                    0000                0000
                                     ------------------  --------------  ----------------------  ------------------

      Net assets at end of year      $       1,881,837   $   3,376,118   $           2,346,717   $       2,307,038
                                     ==================  ==============  ======================  ==================





   The accompanying notes are an integral part of the financial statements.

WESTERN  NATIONAL  LIFE  INSURANCE  COMPANY
WNL  SEPARATE  ACCOUNT  A
STATEMENT  OF  CHANGES  IN  NET  ASSETS
FOR THE PERIOD OCTOBER 10, 1995 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1995


                                          GLOBAL ADVISORS   GLOBAL ADVISORS   BEA GROWTH     CREDIT SUISSE
                                           MONEY MARKET      GROWTH EQUITY    AND INCOME     INTERNATIONAL
                                             PORTFOLIO         PORTFOLIO       PORTFOLIO   EQUITY PORTFOLIO
                                         -----------------  ----------------  -----------  -----------------
INCREASE IN NET ASSETS
 FROM OPERATIONS:
  Net investment income                  $          1,217   $         10,034  $    28,947  $          11,681

  Net unrealized gain
    on investments                                   0000             61,341       92,715             66,917

  Realized gain distributions
    reinvested                                       0000               0000        9,791               0000
                                         -----------------  ----------------  -----------  -----------------

      Increase in net assets from
        operations                                  1,217             71,375      131,453             78,598

INCREASE (DECREASE) IN NET
  ASSETS FROM VARIABLE ANNUITY
  CONTRACT TRANSACTIONS:
  Contract purchase payments                       34,261                946          373                 59

  Transfers to general account                        (21)              0000         0000               0000

  Intra-portfolio transfers                        (9,178)               318        4,493              4,367
                                         -----------------  ----------------  -----------  -----------------

      Increase in net assets from
        variable annuity contract
        transactions                               25,062              1,264        4,866              4,426

CAPITAL CONTRIBUTION FROM
 WESTERN NATIONAL LIFE
 INSURANCE COMPANY                                100,000          2,000,000    2,000,000          2,000,000
                                         -----------------  ----------------  -----------  -----------------

      Total increase in net assets
        and net assets at end of period  $        126,279   $      2,072,639  $ 2,136,319  $       2,083,024
                                         =================  ================  ===========  =================






   The accompanying notes are an integral part of the financial statements.

                                      --
WESTERN  NATIONAL  LIFE  INSURANCE  COMPANY
WNL  SEPARATE  ACCOUNT  A
NOTES  TO  FINANCIAL  STATEMENTS



1.          ORGANIZATION:

WNL Separate Account A (the "Separate Account") was established by Western National Life Insurance Company (the "Company") on November 9, 1994, for funding variable annuity insurance contracts issued by the Company. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended, and it commenced operations on October 10, 1995.

The Separate Account is divided into eight sub-accounts. Each sub-account invests in one portfolio of WNL Series Trust (the "Trust"). The Trust is managed by WNL Investment Advisory Services, Inc. (the "Adviser"), an affiliate of the Company. As of December 31, 1996, the Trust portfolios available to contract holders through the various sub-accounts ("Portfolios") are as follows:

          WNL  Series  Trust
               BEA  Growth  and  Income  Portfolio
               BlackRock  Managed  Bond  Portfolio
               Credit  Suisse  International  Equity  Portfolio
               EliteValue  Asset  Allocation  Portfolio
               Global  Advisors  Growth  Equity  Portfolio
               Global  Advisors  Money  Market  Portfolio
               Salomon Brothers U.S. Government Securities Portfolio Van Kampen American Capital Emerging Growth Portfolio

As of December 31, 1995, the BEA Growth and Income Portfolio, Credit Suisse International Equity Portfolio, Global Advisors Growth Equity Portfolio, and Global Advisors Money Market Portfolio were actively funded. The remaining four funds were actively funded during 1996.

In addition to the eight sub-accounts above, a contract owner may allocate contract funds to a fixed account, which is part of the Company's general account.

Net premiums from the contracts are allocated to the sub-accounts and invested in the Portfolios in accordance with contract owner instructions and are recorded as variable annuity contract transactions in the statement of changes in net assets. There is no assurance that the investment objectives of any of the Portfolios will be met. Contract owners bear the complete investment risk for purchase payments allocated to a sub-account.

2.          SIGNIFICANT  ACCOUNTING  POLICIES:

The accompanying financial statements of the Separate Account have been prepared on the basis of generally accepted accounting principles. The accounting principles followed by the Separate Account and the methods of applying those principles are presented below or in the footnotes which follow:

     INVESTMENT  VALUATION

The investment shares of the Portfolios are valued at the closing net asset value (market) per share as determined by the fund on the day of measurement. Changes in the economic environment have a direct impact on the net asset value per share of a portfolio. It is reasonably possible that changes in the economic environment will occur in the near term and that such changes will have a material effect on the net asset value per share of the portfolios included in the Trust.

     INVESTMENT  TRANSACTIONS  AND  RELATED  INVESTMENT  INCOME

Investment transactions are accounted for on the date the order to buy or sell is executed (trade date). Dividend income and distributions of capital gains are recorded on the ex-dividend date. Realized gains and losses from investment transactions are reported on the basis of first-in, first-out for financial reporting and federal income tax purposes.

NOTES  TO  FINANCIAL  STATEMENTS  (CONTINUED)

     ANNUITY  RESERVES

At December 31, 1996 and 1995, the Separate Account did not have any contracts in the annuity payout phase; therefore, no future policy benefit reserves were required.

     FEDERAL  INCOME  TAXES

The Company is taxed as a life insurance company and includes the operations of the Separate Account in its federal income tax return. As a result, the Separate Account is not taxed as a "Regulated Investment Company" under subchapter M of the Internal Revenue Code. Under existing laws, taxes are not currently payable on the investment income or on the realized gains of the Separate Account. The Company reserves the right to allocate to the Separate Account any federal, state or other tax liability that may result in the future from maintenance of the Separate Account. No charges are currently being made against the Separate Account for such tax.

     OVERALL  EFFECT  OF  ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

3.          CONTRACT  CHARGES:

Deductions for the administrative expenses and mortality and expense risks assumed by the Company are calculated daily, at an annual rate, on the average daily net asset value of the Portfolios attributable to the contract owners and are paid to the Company. The annual rate for the administrative expenses is .15% and the annual rate for the mortality and expense risks is 1.25%. The annual rate for the enhanced death benefit option is .15%. For the year ended December 31, 1996, deductions for administrative expenses and mortality and expense risk charges were $4,390 and $37,389, respectively.

An annual maintenance charge of $30 per contract is assessed on the contract anniversary during the accumulation period for the maintenance of the contract. The maintenance charge is not assessed if the contract value on the contract anniversary equals or exceeds $40,000. Maintenance charges totaled $600 for the year ended December 31, 1996.

A contingent deferred sales charge is applicable to certain contract withdrawals pursuant to the contract and is payable to the Company. For the year ended December 31, 1996, deferred sales charges totaled $959.

There are other deductions from and expenses (including management fees paid to the investment adviser and other expenses) paid out of the assets of the Trust. As full compensation for its services under the Investment Advisory Agreement, the Adviser receives a monthly fee from the Trust based on annual rates which range from .45% to .90% based on the average daily net assets of each Portfolio. The Adviser has agreed to waive that portion of its management fee which is in excess of the amount payable by the Adviser to each sub-adviser pursuant to the respective subadvisory agreements for each portfolio until May 1, 1997. In addition, the Company has agreed to reimburse each portfolio for all operating expenses, excluding management fees, that exceed .12% of each portfolio's average daily net assets until May 1, 1997.

For the year ended December 31, 1996, the Adviser waived advisory fees and the Company reimbursed operating expenses as follows:


                                                         ADVISORY
                                                           FEES      EXPENSES
                                                          WAIVED    REIMBURSED
                                                         ---------  -----------
  BEA Growth and Income Portfolio                        $   9,918  $    62,218
  BlackRock Managed Bond Portfolio                          12,335       39,849
  Credit Suisse International Equity Portfolio              10,342       73,107
  Global Advisors Growth Equity Portfolio                    9,010       58,668
  Global Advisors Money Market Portfolio                     1,984       47,013
  EliteValue Asset Allocation Portfolio                      6,128       36,700
  Salomon Brothers U.S. Government Securities Portfolio      7,227       32,867
  Van Kemper American Capital Emerging Growth Portfolio      5,171       67,677



4.          PURCHASE  AND  SALE  OF  INVESTMENTS:

Portfolio shares are purchased at net asset value with net contract payments (contract purchase payments less surrenders) and with reinvestment of dividend and capital distributions made by the Portfolios. The aggregate cost of purchases and proceeds from sales of investment in Trust shares for the period ended December 31, 1996, was $21,165,690 and $7,804,034, respectively. The cost of total investments in Trust shares owned at December 31, 1996, was the same for financial reporting and federal income tax purposes. At December 31, 1996, gross unrealized appreciation on Trust shares and depreciation was $1,042,204 and $103,868, respectively.

5.          NET  INCREASE  (DECREASE)  IN  ACCUMULATION  UNITS:

The increase (decrease) in accumulation units for the year ended December 31, 1996, and for the period October 10, 1995 (commencement of operations) through December 31, 1995, are as follows:

     For  the  year  ended  December  31,  1996:


                                         GLOBAL ADVISORS   GLOBAL ADVISORS   BEA GROWTH     CREDIT SUISSE
                                           MONEY MARKET     GROWTH EQUITY    AND INCOME     INTERNATIONAL
                                            PORTFOLIO         PORTFOLIO       PORTFOLIO   EQUITY PORTFOLIO
                                         ----------------  ----------------  -----------  -----------------
  Standard benefit units:
    Outstanding at beginning of year             2,464.4             124.2        461.8              430.6
    Increased for payments received            500,186.2           5,781.3      4,927.3              978.8
    Decrease for surrendered contracts            (386.1)           (193.0)      (308.2)            (497.1)
    Change for net inter-fund exchanges       (392,426.6)         62,442.4     43,553.4           16,273.9
                                         ----------------  ----------------  -----------  -----------------

    Outstanding at end of period               109,837.9          68,154.9     48,634.3           17,186.2
                                         ================  ================  ===========  =================

  Enhanced benefit units:
    Outstanding at beginning of year                24.9
    Increased for payments received             71,973.9               3.6        933.4              108.1
    Decrease for surrendered contracts                                             (2.5)            (629.8)
    Change for net inter-fund exchanges        (68,595.1)          5,229.1     10,778.9            9,031.9
                                         ----------------  ----------------  -----------  -----------------

    Outstanding at end of period                 3,403.7           5,232.7     11,709.8            8,510.2
                                         ================  ================  ===========  =================




                                            VAN KAMPEN
                                         AMERICAN CAPITAL     BLACKROCK      SALOMON BROTHERS        ELITEVALUE
                                          EMERGING GROWTH   MANAGED BOND      U.S. GOVERNMENT     ASSET ALLOCATION
                                             PORTFOLIO        PORTFOLIO    SECURITIES PORTFOLIO       PORTFOLIO
                                         -----------------  -------------  ---------------------  -----------------
  Standard benefit units:
    Outstanding at beginning of year
    Increased for payments received              10,902.4          154.5                                   2,570.1
    Decrease for surrendered contracts             (387.3)         (94.3)                (155.7)            (357.2)
    Change for net inter-fund exchanges          97,355.8       14,376.0               15,793.8           67,362.8
                                         -----------------  -------------  ---------------------  -----------------
    Outstanding at end of period                107,870.9       14,436.2               15,638.1           69,575.5
                                         =================  =============  =====================  =================

  Enhanced benefit units:
    Outstanding at beginning of year
    Increased for payments received                                 41.6                   41.4              237.0
    Decrease for surrendered contracts                                                   (855.9)            (769.0)
    Change for net inter-fund exchanges           2,072.6       11,357.8               12,620.6           14,497.2
                                         -----------------  -------------  ---------------------  -----------------
    Outstanding at end of period                  2,072.6       11,399.4               11,806.1           13,965.2
                                         =================  =============  =====================  =================




     For the period October 10, 1995 (commencement of operations) through December 31, 1995:


                                         GLOBAL ADVISORS   GLOBAL ADVISORS  BEA GROWTH   CREDIT SUISSE
                                           MONEY MARKET     GROWTH EQUITY   AND INCOME   INTERNATIONAL
                                            PORTFOLIO         PORTFOLIO     PORTFOLIO   EQUITY PORTFOLIO
                                         ----------------  ---------------  ----------  ----------------
  ACCUMULATION UNITS:
  Standard benefit units:
    Increased for payments received              3,377.2              92.4        35.8               5.8
    Change for net inter-fund exchanges           (912.8)             31.8       426.0             424.8
                                         ----------------  ---------------  ----------  ----------------

    Outstanding at end of period                 2,464.4             124.2       461.8             430.6
                                         ================  ===============  ==========  ================

  Enhanced benefit units:
    Increased for payments received                 24.9
                                         ----------------

    Outstanding at end of period                    24.9
                                         ================




6.          DISTRIBUTION  AGREEMENT:

WNL Brokerage Services, Inc. ("WNL Brokerage"), a wholly-owned subsidiary of WNL Holding Corp., acts as the principal underwriter of the contracts funded by the Separate Account. WNL Brokerage is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The contracts are sold by registered representatives of the Company, who are also insurance agents under state law.

7.          RELATED  PARTIES:

During 1996, the Company contributed additional capital in the amount of $6,500,000 to the Separate Account. Total capital contributed by the Company to the Separate Account was $12,600,000 through December 31, 1996. The capital was contributed to provide diversification and to enhance investment performance. The capital will be removed as the funds grow large enough to meet the diversification requirements without the additional capital. Dividends, realized gain distributions and unrealized gains related to the contributed capital for the year ended December 31, 1996, were $519,994, $407,609 and $922,062, respectively.

                         INDEX TO FINANCIAL STATEMENTS


                                                                                        PAGE
--------------------------------------------------------------------------------------
Report of Independent Accountants                 2
Balance Sheet as of December 31, 1996 and 1995    3
Statement of Operations for the years ended December 31, 1996, 1995 and 1994            F-4
Statement of Shareholder's Equity for the years ended December 31, 1996, 1995 and 1994  F-5
Statement of Cash Flows for the years ended December 31, 1996, 1995 and 1994            F-6
Notes to Financial Statements                     7
Report of Independent Accountants on Financial Statement Schedule                       F-26
Financial Statement Schedule:
  Schedule VI-Reinsurance for the years ended December 31, 1996, 1995 and 1994          F-27


                       REPORT OF INDEPENDENT ACCOUNTANTS


To  the  Board  of  Directors  of
Western  National  Life  Insurance  Company

     We have audited the accompanying balance sheet of Western National Life Insurance Company as of December 31, 1996 and 1995, and the related statements of operations, shareholder's equity, and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Western National Life Insurance Company as of December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.



                              COOPERS  &  LYBRAND  L.L.P.

Houston,  Texas
February  5,  1997

WESTERN  NATIONAL  LIFE  INSURANCE  COMPANY
BALANCE  SHEET
DECEMBER  31,  1996  AND  1995
(DOLLARS  IN  MILLIONS)



  ASSETS                                                               1996       1995
-------------------------------------------------------------------  ---------  --------
INVESTMENTS:
  Fixed maturities-actively managed at fair value (amortized cost:
    1996-$8,738.4; 1995-$7,654.5):                                   $ 8,842.5  $7,996.7
  Fixed maturities-held to maturity at amortized cost (fair value:
    1995-$2.1)                                                                       1.1
  Equity securities at fair value (cost: 1995 $0.8)                                  0.8
  Mortgage loans                                                         122.7      86.5
  Credit-tenant loans                                                    208.5     249.7
  Policy loans                                                            66.8      68.3
  Other invested assets                                                   24.5      24.5
  Short-term investments                                                 105.8     414.8
                                                                     ---------  --------
      Total investments                                                9,370.8   8,842.4

Accrued investment income                                                156.6     131.7
Funds held by reinsurer and reinsurance receivables                       98.0       1.8
Cost of policies purchased                                                50.4      35.8
Cost of policies produced                                                380.2     228.7
Other assets                                                              15.7      20.8
                                                                     ---------  --------
      Total assets                                                   $10,071.7  $9,261.2
                                                                     =========  ========

      LIABILITIES AND SHAREHOLDER'S EQUITY
-------------------------------------------------------------------
LIABILITIES:
  Insurance liabilities                                              $ 8,679.9  $7,915.8
  Investment borrowings and due to brokers                               156.3     257.3
  Deferred income taxes                                                   96.4     118.4
  Other liabilities                                                       44.1      25.0
                                                                     ---------  --------
      Total liabilities                                                8,976.7   8,316.5
                                                                     ---------  --------

SHAREHOLDER'S EQUITY:
  Common stock and additional paid-in capital
    (par value $50 per share; 100,000 shares authorized;
    50,000 shares issued and outstanding)                                448.5     322.6
  Unrealized appreciation of investments, net                             39.1     125.2
  Retained earnings                                                      607.4     496.9
                                                                     ---------  --------
      Total shareholder's equity                                       1,095.0     944.7
                                                                     ---------  --------

      Total liabilities and shareholder's equity                     $10,071.7  $9,261.2
                                                                     =========  ========









   The accompanying notes are an integral part of the financial statements.

WESTERN  NATIONAL  LIFE  INSURANCE  COMPANY
STATEMENT  OF  OPERATIONS
FOR  THE  YEARS  ENDED  DECEMBER  31,  1996,  1995  AND  1994
(DOLLARS  IN  MILLIONS)


                                                            1996      1995     1994
                                                           -------  --------  -------
Revenues:
  Insurance policy income                                  $ 91.0   $  26.4   $ 26.3
  Net investment income                                     703.1     662.2    638.2
  Equity in earnings of partnership investments               7.0       3.8
  Net trading income                                                             3.7
  Net realized losses                                        (2.3)   (126.2)   (52.9)
                                                           -------  --------  -------
      Total revenues                                        798.8     566.2    615.3
                                                           -------  --------  -------

Benefits and expenses:
  Insurance policy benefits                                 109.6     108.3    104.7
  Change in future policy benefits and other liabilities     74.6      14.1     13.6
  Interest expense on annuities and financial products      381.7     364.9    344.2
  Interest expense on investment borrowings                   8.1       8.6      7.3
  Amortization related to operations                         41.6      37.1     20.1
  Amortization and change in future policy benefits
    related to realized gains (losses)                        0.6     (29.8)   (16.8)
  Other operating costs and expenses                         13.5      41.3     16.1
                                                           -------  --------  -------
      Total benefits and expenses                           629.7     544.5    489.2
                                                           -------  --------  -------
      Income before income taxes                            169.1      21.7    126.1
Income tax expense                                           59.1       6.3     45.1
                                                           -------  --------  -------
      Net income                                           $110.0   $  15.4   $ 81.0
                                                           =======  ========  =======


























   The accompanying notes are an integral part of the financial statements.

WESTERN  NATIONAL  LIFE  INSURANCE  COMPANY
STATEMENT  OF  SHAREHOLDER'S  EQUITY
FOR  THE  YEARS  ENDED  DECEMBER  31,  1996,  1995  AND  1994
(DOLLARS  IN  MILLIONS)



                                                               1996       1995      1994
                                                             ---------  --------  --------
Common stock and additional paid-in capital:
  Balance, beginning of year                                 $  322.6   $ 322.6   $ 322.6
    Capital contribution from parent                            125.9
                                                             ---------  --------  --------
  Balance, end of year                                       $  448.5   $ 322.6   $ 322.6
                                                             =========  ========  ========

Unrealized appreciation (depreciation) of investments, net:
  Balance, beginning of year                                 $  125.2   $(322.1)  $  37.8
    Change in unrealized appreciation (depreciation), net       (86.1)    447.3    (359.9)
                                                             ---------  --------  --------
  Balance, end of year                                       $   39.1   $ 125.2   $(322.1)
                                                             =========  ========  ========

Retained earnings:
  Balance, beginning of year                                 $  496.9   $ 481.5   $ 400.5
    Beginning balance for WNL Investment
      Advisory Services, Inc.                                     0.5
  Net income                                                    110.0      15.4      81.0
                                                             ---------  --------  --------
  Balance, end of year                                       $  607.4   $ 496.9   $ 481.5
                                                             =========  ========  ========
  Total shareholder's equity                                 $1,095.0   $ 944.7   $ 482.0
                                                             =========  ========  ========






























   The accompanying notes are an integral part of the financial statements.

WESTERN  NATIONAL  LIFE  INSURANCE  COMPANY
STATEMENT  OF  CASH  FLOWS
FOR  THE  YEARS  ENDED  DECEMBER  31,  1996,  1995  AND  1994
(DOLLARS  IN  MILLIONS)



                                                             1996        1995        1994
                                                          ----------  ----------  ----------
Cash flows from operating activities:
  Net income                                              $   110.0   $    15.4   $    81.0
  Adjustments to reconcile net income to net cash
    provided by operating activities:
      Amortization and depreciation                            42.6         7.3         0.9
      Realized (gains) losses on investments, net              (2.5)      119.4        47.1
      Income taxes                                             50.4        60.7        26.6
      Increase in insurance liabilities                         8.2       116.0        22.3
      Interest credited to insurance liabilities              391.8       370.2       348.7
      Fees charged to insurance liabilities                    (4.4)       (4.2)       (4.7)
      Amortization (accrual) of investment income, net        (27.3)        3.7       (14.2)
      Deferral of cost of policies produced                  (120.7)      (62.2)      (57.4)
      Change in trading account securities                                             60.8
      Other                                                    (9.0)       (0.4)        6.4
                                                          ----------  ----------  ----------
        Net cash provided by operating activities             439.1       625.9       517.5
                                                          ----------  ----------  ----------

Cash flows from investing activities:
  Sales of investments                                      3,086.8     3,151.9     3,482.8
  Maturities and redemptions of investments                   431.0       376.3       441.6
  Purchases of investments                                 (4,571.8)   (3,686.4)   (4,568.5)
                                                          ----------  ----------  ----------
     Net cash used in investing activities                 (1,054.0)     (158.2)     (644.1)
                                                          ----------  ----------  ----------

Cash flows from financing activities:
  Deposits to insurance liabilities                         1,711.3       747.2       728.8
  Withdrawals from insurance liabilities                   (1,402.7)   (1,052.5)     (662.2)
  Capital contribution from parent                            125.9
  Investment borrowings, net                                 (128.6)      226.6      (189.9)
                                                          ----------  ----------  ----------
    Net cash provided by (used in) financing activities       305.9       (78.7)     (123.3)
                                                          ----------  ----------  ----------
       Net increase (decrease) in short-term investments     (309.0)      389.0      (249.9)

Short-term investments-beginning of year                      414.8        25.8       275.7
                                                          ----------  ----------  ----------
Short-term investments-end of year                        $   105.8   $   414.8   $    25.8
                                                          ==========  ==========  ==========

Supplemental cash flow disclosure:
  Income taxes (refunded) paid, net                       $   (25.4)  $    (4.7)  $    17.9
                                                          ==========  ==========  ==========

  Interest paid on investment borrowings                  $     8.4   $     8.0   $     7.9
                                                          ==========  ==========  ==========










   The accompanying notes are an integral part of the financial statements.

                    WESTERN NATIONAL LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS





1.          SIGNIFICANT  ACCOUNTING  POLICIES:

ORGANIZATION,  NATURE  OF  OPERATIONS  AND  BASIS  OF  PRESENTATION

     Western National Life Insurance Company (the "Company") is a State of Texas domiciled life insurance company that was founded in 1944. The Company is a wholly-owned subsidiary of Western National Corporation ("Western National"). In February 1994, Conseco Holding transferred ownership of the Company to Western National, an insurance holding company formed by Conseco. The transactions were approved by the Texas Department of Insurance. Western National completed an initial public offering of its common stock in February 1994 whereby Conseco Holding retained approximately 40% ownership of Western National's common stock. On December 23, 1994, AGC Life Insurance Company ("AGC Life"), a Missouri-domiciled life insurer, purchased the remaining
shares  of  common  stock  held  by  Conseco.    These  shares  represented
approximately 40% of Western National's outstanding common stock. AGC Life is a wholly-owned subsidiary of American General Corporation, a Texas corporation ("AGC"). References to "American General" are references to AGC and its direct and indirect majority controlled subsidiaries. As of December 31, 1996, American General owned approximately a 46.2% equity interest in Western National. The increase in American General's equity interest was the result of Western National issuing preferred stock to American General in September 1996.

     WNL Investment Advisory Services, Inc. ("WNLIAS") was formed primarily to manage the Company's investment portfolio and to own certain investments of the Company. WNLIAS is an investment subsidiary as defined by the National Association of Insurance Commissioners. During 1996, investments of the Company, consisting of mortgage loans, CMO residual investments and certain credit-tenant loans were transferred to WNLIAS in exchange for preferred stock and cash in an amount equal to the statutory carrying value of the investments. The Company and WNLIAS are subsidiaries of Western National and are under common management control. The accompanying financial statements include the accounts of WNLIAS as of and for the year ended December 31, 1996. The Company's investment in WNLIAS preferred stock, intercompany investment advisory fees, and other intercompany accounts have been eliminated.

     The Company develops, markets and issues annuity products through niche distribution channels. The Company sells deferred annuities, including its proprietary fixed annuities, to the savings and retirement markets through financial institutions (principally banks and thrifts), and sells deferred annuities to both the tax-qualified and nonqualified retirement markets through personal producing general agents ("PPGAs"). The Company also sells deferred annuities through its direct sales operations. Under a joint marketing arrangement with American General Life Insurance Company ("AGLIC"), the Company markets and coinsures single premium immediate annuities ("SPIAs") through specialty brokers to the structured settlement market. The Company also sells SPIAs (other than structured settlement SPIAs) through its financial institution and PPGA distribution channels. The Company commenced sales of its first variable annuity product in fourth quarter 1995. Sales of deferred annuities through financial institutions comprised 82%, 68%, and 74% of net premiums collected in 1996, 1995, and 1994, respectively. Sales through a single financial institution comprised 45% of net premiums collected in 1996.

OVERALL  EFFECT  OF  ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the
reporting  period.    Actual  results  could  differ  from  those  estimates.

INVESTMENTS

     Fixed maturity investments ("fixed maturities") are debt securities that have original maturities greater than one year and are comprised of investments such as U.S. Treasury securities, mortgage-backed securities, corporate bonds and redeemable preferred stocks. Equity securities would include common and non-redeemable preferred stocks. WESTERN NATIONAL LIFE INSURANCE COMPANY
NOTES  TO  FINANCIAL  STATEMENTS  (CONTINUED)



     The Company follows the provisions of Statement of Financial Accounting Standards No. 115, ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY
SECURITIES ("SFAS 115"), and, accordingly, classifies its fixed maturities and equity securities into the following categories:

     -Actively managed fixed maturities and equity securities are securities that may be sold prior to maturity due to changes that might occur in market interest rates, changes in prepayment risk, the Company's management of its income tax position, general liquidity needs, increase in loan demand, the need to increase regulatory capital or similar factors. Actively managed securities are carried at estimated fair value and the net unrealized gains (losses) are recorded as a component of shareholder's equity, net of tax and related adjustments described below. All of the Company's fixed maturities and equity securities were classified as actively managed as of December 31, 1996, compared to all but $1.1 million at December 31, 1995.

     -Held to maturity securities are those debt securities which the Company has the ability and positive intent to hold to maturity, and are carried at amortized cost. The Company may dispose of such securities under certain unforeseen circumstances, such as issuer credit deterioration or changes in regulatory requirements. The Company had no securities classified as held to maturity as of December 31, 1996, compared to $1.1 million at December 31, 1995.

     -Trading account securities are fixed maturity and equity securities that are bought and held primarily for the purpose of selling them in the near term. Trading account securities are carried at estimated fair value and the net unrealized gains (losses) are included as a component of net trading income. The Company had no trading account activities in 1996 or 1995.

     Changes in interest rates have a direct, inverse impact on the market value of fixed-income investments. It is reasonably possible that changes in interest rates will occur in the near term and, as a result of SFAS 115, such changes will have a material impact on the carrying value of actively managed fixed maturity and equity securities, with an offsetting effect to stockholder's equity, net of the related effects on cost of policies purchased and produced and deferred income taxes.

     Anticipated returns, including realized gains and losses, from the investment of policyholder balances are considered in determining the amortization of the cost of policies purchased and the cost of policies produced. When actively managed fixed maturity and equity securities are stated at fair value, an adjustment is made to the cost of policies purchased and the cost of policies produced equal to the change in amortization that would have been recorded if such securities had been sold at their fair value and the proceeds reinvested at current yields. Furthermore, if future yields expected to be earned on such securities decline, it may be necessary to increase certain insurance liabilities. Adjustments to such liabilities are required when their balances, in addition to future net cash flows including investment income, are insufficient to cover future benefits and expenses.

     Mortgage loans and credit-tenant loans are carried at amortized cost. Policy loans are carried at their current unpaid principal balance. Fees received and costs incurred in connection with the Company's origination of these loans are deferred, and are amortized as yield adjustments over their
remaining  contractual  lives  in  accordance  with  SFAS  91.    Short-term
investments, which principally include commercial paper, cash and other financial instruments with original maturities of typically 90 days or less, are carried at amortized cost.

     Discounts and premiums of investment securities to par are amortized as yield adjustments over the contractual lives of the underlying securities and callable corporate bonds. Principal prepayments can alter the cash flow pattern and yield of prepayment-sensitive investments such as mortgage-backed securities ("MBS"). The accretion of discount and amortization of premium takes into consideration actual and estimated principal prepayments. In the case of MBS, the Company utilizes estimated prepayment speed information obtained from published sources or from estimates developed by its investment advisor. The effects on the yield of a security from changes in principal prepayments are recognized retrospectively, except for interest only or residual interests in structured securities which are recognized prospectively. The degree to which a security is susceptible to yield adjustments is influenced by the difference between its carrying value and par, the relative sensitivity of the underlying assets backing the securities to changing interest rates, and the repayment priority of the securities in the overall securitization structure. Prepayments may also reduce future yield to the extent that proceeds are reinvested in a lower rate environment.

     The Company manages the extent of these risks by (i) principally purchasing securities which are backed by collateral with lower prepayment sensitivity (such as MBS priced at or near par value that are highly seasoned), (ii) avoiding securities with values heavily influenced by changes in prepayments (such as interest-only and principal-only securities), and
(iii)  purchasing  securities  with  prepayment  protected  structures.

     The specific identification method is used to account for the disposition of investments. The differences between the sales proceeds and the carrying values are reported as gains (losses), or in the case of prepayments, as adjustments to investment income. Declines in values of investments which are considered other than temporary are recognized as realized losses. Subsequent recoveries in value are recognized only when the investments are sold.

     The Company occasionally uses derivative financial instruments to alter interest rate exposure arising from mismatches between assets and liabilities. Certain of the Company's fixed maturities are floating-rate instruments. In an effort to reasonably closely match the average duration of assets and liabilities, the Company has entered into interest rate swap contracts that effectively convert the floating-rate securities to fixed-rate instruments. Specifically, the Company contracts with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional amount. The Company pays the floating rate and receives the fixed rate, with the net difference charged or credited as an adjustment to investment income. The Company's investment guidelines provide that all swap contracts must be either
(i) with parties rated "A" or better by a nationally recognized statistical rating service, and/or (ii) secured by collateral approved by the Company's Investment Committee.

     The Company occasionally enters into mortgage dollar roll and reverse repurchase transactions (collectively, "dollar rolls") when earnings enhancement opportunities arise. Dollar rolls are agreements with an outside source, usually broker/dealers, to sell mortgage-backed securities and then, at a predetermined date, to buy back "substantially the same securities". The Company's investment guidelines require that the original term of a dollar roll be no longer than 30 days and that all proceeds of such short-term transactions be invested in short-term investments. The securities involved must also have been issued, assumed or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), or the Federal Home Loan Mortgage Corporation ("FHLMC").

     The Company enters into dollar rolls whenever a positive spread can be realized from the implicit interest cost of the investment borrowings and the reinvestment of the proceeds in short-term financial instruments. Because both sides of the transaction are entered into on the basis of short-term, money-market rates, dollar rolls involve no duration risk while providing an enhancement to investment income. The Company's dollar rolls are accounted for as short-term investment borrowings, with like amounts included in short-term investments. The carrying values of the Company's investment borrowings  are  assumed  to  approximate  estimated  fair  value.

     Other invested assets include investments in limited partnerships. The Company follows the equity method of accounting for these investments. Limited partnership investments are likely to result in a higher degree of volatility in reported earnings than is typically the case with fixed income investments, and present a greater risk of loss, as they reflect claims on an issuer's capital structure junior to that of most fixed-income investments.

COST  OF  POLICIES  PURCHASED

     The cost of policies purchased represents the portion of Conseco's cost of acquiring the Company in 1987 that was attributable to the value of the right to receive future cash flows from insurance contracts existing at the date of acquisition. The value of the cost of policies purchased is the actuarially determined present value of the projected future cash flows from the acquired policies.

     Expected future cash flows used in determining the cost of policies purchased are based on actuarially determined projections of future premium collection, mortality, surrenders, benefit payments, operating expenses, changes in insurance liabilities, investment yields on the assets held to back such policy liabilities and other factors. These projections take into account all factors known or expected at the valuation date based on the collective judgment of the management of the Company. Actual experience on purchased business may vary from projections due to differences in renewal premiums collected, investment spread, investment gains (losses), mortality and morbidity costs, and other factors. These variances from original projections, whether positive or negative, are included in net income as they occur. To the extent that these variances indicate that future cash flows will differ from those reflected in the scheduled amortization of the cost of policies purchased, current and future amortization is adjusted. Therefore, when the Company sells fixed maturities and recognizes a gain (loss), it also reduces (increases) the future investment spread because the proceeds from the sale of investments are reinvested at a lower (higher) earnings rate and amortization is increased (decreased) to reflect the change in the incidence of cash flows. The discount rate used to determine such value is the current rate of return the Company would require to justify the investment.

     The cost of policies purchased is amortized (with interest at the same rate used to determine the discounted value of the asset) based on the incidence of the expected cash flows. Recoverability of the cost of policies purchased is evaluated regularly by comparing the current estimate of expected future cash flows (discounted at the rate of interest that accrues to the policies) to the unamortized asset balance by line of insurance business. If such current estimate indicates that the existing insurance liabilities, together with the present value of future net cash flows from the business, will not be sufficient to recover the cost of policies purchased, the difference is charged to expense. Amortization is also adjusted for the current and future years to reflect (i) the revised estimate of future cash flows and (ii) the revised interest rate (but not greater than the rate initially used and not lower than the rate of interest earned on invested assets) at which the discounted present value of such expected future profits equals the unamortized asset balance. Expected future cash flows used in determining the amortization pattern and recoverability of cost of policies purchased is based on historical gross profits and management's estimates and assumptions regarding future investment spreads, maintenance expenses, and persistency of the block of business. The accuracy of the estimates and assumptions are impacted by several factors, including factors outside the control of management such as movements in interest rates and competition from other investment alternatives. It is reasonably possible that conditions impacting the estimates and assumptions will change and that such changes will result in future adjustments to cost of policies purchased.

COST  OF  POLICIES  PRODUCED

     Costs of producing new business (primarily commissions and certain costs of policy issuance and underwriting) which vary with and are primarily related to the production of new business, are deferred to the extent recoverable from future profits. Such costs are amortized with interest as follows:

     -For universal life-type contracts and investment-type contracts, in relation to the present value of expected gross profits from these contracts, discounted using the interest rate credited to the policy;

     -For immediate annuities with mortality risks, in relation to the present value of benefits to be paid;

     -For traditional life contracts, in relation to future anticipated premium revenue using the same assumptions that are used in calculating the insurance liabilities.

     Recoverability of the unamortized balance of the cost of policies produced is evaluated regularly. For universal life-type contracts and investment-type contracts, the accumulated amortization is adjusted (whether an increase or a decrease) whenever there is a material change in the estimated gross profits expected over the life of a block of business in order to maintain a constant relationship between cumulative amortization and the present value (discounted at the rate of interest that accrues to the policies) of expected gross profits. For most other contracts, the unamortized asset balance is reduced by a charge to income only when the sum of the present value of future cash flows and the policy liabilities is not sufficient to cover such asset balance. Expected gross profits used in determining the amortization pattern and recoverability of cost of policies produced is based on historical gross profits and management's estimates and assumptions regarding future investment spreads, maintenance expenses, and persistency of the block of business. The accuracy of the estimates and assumptions are impacted by several factors, including factors outside the control of management such as movements in interest rates and competition from other investment alternatives. It is reasonably possible that conditions impacting the estimates and assumptions will change and that such changes will result in future adjustments to cost of policies produced.


INSURANCE  LIABILITIES,  RECOGNITION  OF  INSURANCE  POLICY  INCOME
  AND  RELATED  BENEFITS  AND  EXPENSES

     Reserves for universal life-type and investment-type contracts are based on the contract account balance, if future benefit payments in excess of the account balance are not guaranteed, or on the present value of future benefit payments when such payments are guaranteed. Additional increases to insurance liabilities are made if future cash flows, including investment income, are insufficient to cover future benefits and expenses.

     For investment contracts without mortality risk (such as deferred annuities and immediate annuities with benefits paid for a period certain) and for contracts that permit the Company or the insured to make changes in the contract terms (such as single-premium whole life and universal life), premium deposits and benefit payments are recorded as increases or decreases in a liability account rather than as revenue and expense. Amounts charged against the liability account for the cost of insurance, policy administration and surrender penalties are recorded as revenues. Interest credited to the liability account and benefit payments made in excess of the contract liability account balance are charged to expense.

     Reserves for traditional and limited-payment contracts are generally calculated using the net level premium method and assumptions as to investment yields, mortality, withdrawals, and dividends. The assumptions are based on projections of past experience and include provisions for possible adverse deviation. These assumptions are made at the time the contract is issued or, in the case of contracts acquired by purchase, at the purchase date.

     For traditional insurance contracts, premiums are recognized as income when due. Benefits and expenses are associated with earned premiums so as to result in their recognition over the premium-paying period of the contracts. Such recognition is accomplished through the provision for future policy benefits and the amortization of deferred policy acquisition costs.

     For contracts with mortality risk, but with premiums paid for only a limited period (such as single-premium immediate annuities with benefits paid for the life of the annuitant), the accounting treatment is similar to traditional contracts. However, the excess of the gross premium over the net premium is deferred and recognized in relation to the present value of expected future benefit payments.

     Liabilities for incurred claims are determined using historical experience and represent an estimate of the present value of the ultimate net cost of all reported and unreported claims. Management believes these estimates are adequate. Such estimates are periodically reviewed and any adjustments are reflected in current operations.

INCOME  TAXES

     Pursuant to a tax sharing agreement, the Company was included in Conseco's consolidated tax return beginning January 1, 1993. Under the agreement, income taxes were allocated based upon separate return calculations with certain adjustments. Commencing with the income tax reporting period ended December 31, 1994, the Company has filed separate life insurance company tax returns. WNLIAS is included in the consolidated tax return of Western National.

     Deferred income taxes are provided for the future tax effects of temporary differences between the tax bases of assets and liabilities and their financial reporting amounts, measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company provides a valuation allowance, if necessary, to reduce deferred tax assets, if any, to their estimated realizable value.


2.            INVESTMENTS:

     The amortized cost, gross unrealized gains and losses, estimated fair value and carrying value of actively managed and held to maturity fixed maturities were as follows:

                                                          DECEMBER  31,  1996
                                                          -------------------
                                       GROSS        GROSS      ESTIMATED
                                     AMORTIZED   UNREALIZED   UNREALIZED     FAIR    CARRYING
                                        COST        GAINS       LOSSES      VALUE      VALUE
                                     ----------  -----------  -----------  --------  ---------
                                                         (DOLLARS IN MILLIONS)
Actively managed:
  U.S. Treasury securities and
    obligations of U.S. government
     corporations and agencies       $     20.8  $       0.6  $         -  $   21.4  $    21.4
  Obligations of states and
    political subdivisions                224.1          2.6          4.7     222.0      222.0
  Public utility securities             1,251.6         21.0         30.4   1,242.2    1,242.2
  Other corporate securities            4,583.6        140.0         36.2   4,687.4    4,687.4
  Asset-backed securities                 349.3          5.2          2.6     351.9      351.9
  Mortgage-backed securities            2,309.0         28.4         19.8   2,317.6    2,317.6
                                     ----------  -----------  -----------  --------  ---------
      Total actively managed         $  8,738.4  $     197.8  $      93.7  $8,842.5  $ 8,842.5
                                     ==========  ===========  ===========  ========  =========





                                                          DECEMBER  31,  1995
                                                          -------------------
                                        GROSS        GROSS      ESTIMATED
                                      AMORTIZED   UNREALIZED   UNREALIZED     FAIR    CARRYING
                                         COST        GAINS       LOSSES      VALUE      VALUE
                                      ----------  -----------  -----------  --------  ---------
                                                         (DOLLARS IN MILLIONS)
Actively managed:
  U.S. Treasury securities and
    obligations of U.S. government
    corporations and agencies         $     57.8  $       2.2  $         -  $   60.0  $    60.0
  Obligations of states and
    political subdivisions                 169.8          5.7          2.7     172.8      172.8
  Public utility securities              1,335.1         51.1         10.2   1,376.0    1,376.0
  Other corporate securities             3,519.9        233.0          9.1   3,743.8    3,743.8
  Asset-backed securities                  280.4          8.9          0.1     289.2      289.2
  Mortgage-backed securities             2,291.5         70.3          6.9   2,354.9    2,354.9
                                      ----------  -----------  -----------  --------  ---------
      Total actively managed          $  7,654.5  $     371.2  $      29.0  $7,996.7  $ 7,996.7
                                      ==========  ===========  ===========  ========  =========

Held to maturity-obligations of
  states and political subdivisions   $      1.1  $       1.0  $       0.0  $    2.1  $     1.1
                                      ==========  ===========  ===========  ========  =========




     The following table sets forth the amortized cost and estimated fair value of fixed maturities as of December 31, 1996, based upon the source of the estimated fair value:


                                         ESTIMATED
                                         AMORTIZED     FAIR
                                            COST      VALUE
                                         ----------  --------
                                        (DOLLARS IN MILLIONS)
Nationally recognized pricing services   $  7,340.4  $7,416.1
Broker-dealer market makers                 1,176.4   1,204.8
Internally developed methods                  221.6     221.6
                                         ----------  --------
    Total fixed maturities               $  8,738.4  $8,842.5
                                         ==========  ========



     The following table sets forth the quality of total fixed maturities as of December 31, 1996, classified in accordance with the highest rating by a nationally recognized statistical rating organization or, as to $159.1 million of fixed maturities not commercially rated, then based on ratings assigned by the National Association of Insurance Commissioners ("NAIC") as follows (for purposes of the table, and only for fixed maturities not commercially rated:
NAIC Class 1 securities would be included in the "A" rating; Class 2, "BBB-"; Class 3, "BB-"; and Classes 4-6, "B" and below):

                                                                                   FAIR  VALUE
                                                                        AS A % OF   AS A % OF   AS A % OF
                                   AMORTIZED    CARRYING      FAIR        FIXED     AMORTIZED      TOTAL
COMMERCIAL RATING                     COST       VALUE       VALUE     MATURITIES      COST     INVESTMENTS
---------------------------------  ----------  ----------  ----------  -----------  ----------  ------------
                                                            (DOLLARS IN MILLIONS)
  AAA                              $  2,491.6  $  2,498.9  $  2,498.9        28.3%      100.3%         26.7%
  AA                                    801.0       801.6       801.6         9.1       100.1           8.5
  A                                   2,461.4     2,500.4     2,500.4        28.3       101.6          26.7
  BBB+                                  834.1       855.4       855.4         9.7       102.6           9.1
  BBB                                   991.8     1,009.2     1,009.2        11.4       101.8          10.8
  BBB-                                  553.3       558.3       558.3         6.2       100.9           5.9
                                   ----------  ----------  ----------  -----------  ----------  ------------
    Total investment grade            8,133.2     8,223.8     8,223.8        93.0       101.1          87.7
                                   ----------  ----------  ----------  -----------  ----------  ------------
  BB+                                   138.5       140.9       140.9         1.6       101.7           1.6
  BB                                     75.4        77.5        77.5         0.9       102.8           0.8
  BB-                                   165.2       171.7       171.7         1.9       103.9           1.8
  B and below                           226.1       228.6       228.6         2.6       101.1           2.4
                                   ----------  ----------  ----------  -----------  ----------  ------------
    Total below investment grade        605.2       618.7       618.7         7.0       102.2           6.6
                                   ----------  ----------  ----------  -----------  ----------  ------------
    Total fixed maturities         $  8,738.4  $  8,842.5  $  8,842.5       100.0%      101.2%         94.3%
                                   ==========  ==========  ==========  ===========  ==========  ============




     The amortized cost and estimated fair value of fixed maturities by contractual maturity as of December 31, 1996, were as follows:

                                                     ESTIMATED
                                          AMORTIZED     FAIR
                                             COST      VALUE
                                          ----------  --------
                                       (DOLLARS  IN  MILLIONS)
  Due in one year or less                 $   66.7  $   68.6
  Due after one year through five years      619.5     629.8
  Due after five years through ten years   2,437.9   2,482.6
  Due after ten years                      3,305.3   3,343.9
                                          --------  --------
    Subtotal                               6,429.4   6,524.9
  Mortgage-backed securities               2,309.0   2,317.6
                                          --------  --------
    Total fixed maturities                $8,738.4  $8,842.5
                                          ========  ========




     Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations, with or without call or prepayment penalties, and because most mortgage-backed securities provide for periodic payments throughout their lives.


     Net  investment  income  consisted  of  the  following:


                                                   1996     1995     1994
                                                 -------  -------  -------
                                                 (DOLLARS  IN  MILLIONS)
  Fixed maturities                               $656.8   $610.1   $593.8
  Equity securities                                 0.8      0.2      0.9
  Mortgage loans                                    9.7      9.4     11.7
  Credit-tenant loans                              19.8     23.9     20.9
  Policy loans                                      4.1      4.4      4.4
  Equity in earnings of partnership investments     7.0      3.8
  Other invested assets                             8.3      6.0      2.8
  Short-term investments                            6.8     12.8     11.3
                                                 -------  -------  -------
    Gross investment income                       713.3    670.6    645.8
  Investment expenses                              (3.2)    (4.6)    (7.6)
                                                 -------  -------  -------
    Net investment income and equity
      in earnings of partnership investments     $710.1   $666.0   $638.2
                                                 =======  =======  =======




     The Company had no investments on nonaccrual status as of December 31, 1996, compared to $0.6 million and $13.6 million at December 31, 1995 and 1994, respectively. The Company had no fixed maturities in default as to the payment of principal or interest at December 31, 1996 and 1995. During 1996, 1995 and 1994, the Company recorded writedowns of fixed maturities totaling $5.6 million, $6.4 million, and $0.4 million, respectively. Of the $5.6 million in 1996, $1.6 million of the writedowns were related to value impairments for credit risk.

     The proceeds from sales of actively managed fixed maturities were $3.1 billion, $3.2 billion, and $3.5 billion for the years ended December 31, 1996, 1995, and 1994, respectively.

     Net  trading income for the year ended December 31, 1994, was as follows:


                                               1994
                                              ------
                                      (DOLLARS IN MILLIONS)
  Gross trading gains                         $ 6.2
  Gross trading losses                         (1.7)
                                              ------
    Net realized gains from trading account
       securities before expenses               4.5
  Trading expenses                             (0.8)
                                              ------
    Net trading income                        $ 3.7
                                              ======



     Net  realized  gains  (losses)  were  as  follows:

                                        1996     1995      1994
                                      -------  --------  -------
                                       (DOLLARS  IN  MILLIONS)
  Fixed maturities:
    Gross realized gains              $ 34.0   $  17.8   $ 34.4
    Gross realized losses              (25.6)   (128.6)   (80.4)
    Decline in net realizable value
      that is other than temporary      (5.6)     (6.4)    (0.4)
                                      -------  --------  -------
                                         2.8    (117.2)   (46.4)
    Equity securities                              0.8
    Mortgages loans                     (0.2)
    Other                                         (3.0)    (0.7)
                                      -------  --------  -------
      Net realized gains (losses)
        before expenses                  2.6    (119.4)   (47.1)
    Investment expenses                 (4.9)     (6.8)    (5.8)
                                      -------  --------  -------
        Net realized gains (losses)   $ (2.3)  $(126.2)  $(52.9)
                                      =======  ========  =======




     Changes in unrealized appreciation (depreciation) on investments carried at estimated fair value, net of the effects on other balance sheet accounts, were as follows:

                                                  1996      1995      1994
                                                --------  --------  --------
                                                 (DOLLARS  IN  MILLIONS)
  Investments carried at estimated fair value:
    Actively managed fixed maturities           $(238.1)  $ 947.5   $(837.2)
    Equity securities                                         0.4      (0.4)
    Other                                         (10.1)     11.0
                                                --------  --------  --------
      Change in unrealized appreciation
        (depreciation), gross                    (248.2)    958.9    (837.6)
  Less effect on other balance sheet accounts:
    Cost of policies purchased                     18.9     (63.7)     44.9
    Cost of policies produced                      68.3    (196.7)    215.9
    Insurance liabilities                          36.3     (36.3)     36.9
    Other liabilities                              (7.8)     25.8     (13.6)
    Deferred income taxes                          46.4    (240.7)    193.6
                                                --------  --------  --------
      Change in unrealized appreciation
        (depreciation), net                     $ (86.1)  $ 447.3   $(359.9)
                                                ========  ========  ========



     At December 31, 1996, the aggregate carrying value of the Company's MBS portfolio was $2.3 billion, or 24.5% of total invested assets. The following table sets forth the carrying value of the Company's MBS portfolio by structural type and underlying collateral coupon class as of December 31, 1996:


                                       COLLATERAL  COUPON  CLASS
                                       -------------------------
                                                          9.01%
                                 7% AND   7.01-    8.01-    AND
MBS  TYPE                         BELOW   8.00%    9.00%   ABOVE   TOTAL
---------                        ------   -----    -----   -----   -----
                                      (DOLLARS  IN  MILLIONS)
  Agency pass-throughs           $ 815.7  $ 469.9  $ 29.7  $ 10.9  $1,326.2

  Commercial MBS                    38.2     29.5     1.2              68.9

  CMOs:
    PACs, TACs and VADMs           231.2     45.6     6.1             282.9
    Sequentials                     48.6    141.5    94.5    53.3     337.9
    Supports and other              10.6      3.3                      13.9
    Mezzanines and subordinates     23.3     22.1                      45.4
    Z-tranches                                       28.0              28.0
    ARMs and floaters                (a)      (a)     (a)     (a)     214.4
                                                                   --------
      Total CMOs                                                      922.5
                                                                   --------
        Total MBS/CMOs                                             $2,317.6
                                                                   ========


_______________
(a)          The  collateral  coupon  rates  are  not meaningful as they reset periodically in accordance with changes in market interest rates. In addition, such security coupons have been swapped for fixed rate payments.


     Asset-backed securities ("ABS") are securitized pools of assets, such as manufactured housing loans and credit card receivables, that are collateralized by the underlying loans. ABS are typically structured similarly to CMOs or MBS pass-throughs, but are usually not subject to as much prepayment risk as MBS. Senior-tranche ABS contain credit enhancement features that raise the quality of the ABS above that of the underlying loans. At December 31, 1996, the aggregate carrying value of the Company's ABS portfolio was $351.9 million, or 3.8% of total invested assets. The following table sets forth the carrying value of the Company's ABS portfolio by collateral type as of December 31, 1996:

                                   CARRYING  VALUE
                                   ---------------
                                (DOLLARS IN   AS  A
     COLLATERAL  TYPE            MILLIONS)   PERCENT
     ----------------             ---------  -------
  Manufactured housing loans         $161.0   45.8%
    Credit card receivables            52.2   14.8
    Home equity loans                  36.9   10.5
    Home improvement loans             23.6    6.7
    Energy receivables                 16.7    4.7
    Airplane leases                    13.5    3.8
    Farm equipment leases              13.2    3.8
    All other                          34.8    9.9
                                     ------  ------
      Total asset-backed securities  $351.9  100.0%
                                     ------  ------


     At  December  31,  1996,  the  Company had total mortgage loans of $122.7 million, or 1.3% of total invested assets, consisting of $89.6 million of commercial mortgages and $33.1 million of mortgage investments in junior and residual interests of CMOs ("CMO residuals"). Total mortgage loans at year-end 1996 increased by $36.2 million from year-end 1995. This increase reflects the Company's reclassification during the second quarter 1996 of $43.5 million of investments from the credit-tenant loan category to the
mortgage  loan  category.    The  reclassified  investments  represented
credit-tenant loans on which the commercial credit rating of the tenant, Kmart Corp., was downgraded to below investment grade status by several national
statistical  rating  services.    Additionally,  approximately  12%  of  the
collateral underlying the Company's CMO residuals involved Kmart Corp. at December 31, 1996. The Company has not incurred any losses as a result of its investments involving Kmart Corp. Approximately 72% of the commercial mortgages were on properties located in four states - Florida (24%), Texas (21%), North Carolina (15%), and Indiana (12%), respectively. No other state comprised greater than 7% of the total commercial mortgage loan balance.

     The CMO residuals entitle the Company to the excess cash flows arising from the difference between (i) the cash flows required to make principal and interest payments on the other tranches of the CMO and (ii) the actual cash flows received on the mortgage loan assets backing the CMO. If prepayments or credit losses on the underlying mortgage loan assets vary from projections, the total cash flows to the Company could differ from projections. Changes in projected cash flows which impact the yields of the CMO residuals are recognized in investment income prospectively. The average yield of the Company's CMO residuals were 9.5% at December 31, 1996. If the carrying value of CMO residuals exceed the projected cash flows discounted at a risk free rate, the carrying value is adjusted to fair value and a realized loss is recognized.

     During 1996, the Company recognized $0.2 million of realized losses on mortgage loans, compared with none in 1995 or 1994. At December 31, 1996, the Company had no nonperforming mortgage loans.

     At December 31, 1996, the Company held $208.5 million, or 2.2% of total invested assets, of credit-tenant loans ("CTLs") compared to $249.7 million at year-end 1995. CTLs are mortgage loans for commercial properties which require, as stipulated by the Company's underwriting guidelines, (i) the lease of the principal tenant to be assigned to the Company (including the direct receipt by the Company of the tenant's lease payments) and to produce adequate cash flow to fund the requirements of the loan and (ii) the principal tenant (or the guarantor of such tenant's obligations) to have a credit rating of generally at least "BBB" or its equivalent. The underwriting guidelines take into account such factors as the lease terms on the subject property; the borrower's management ability, including business experience, property management capabilities and financial soundness; and such economic, demographic or other factors that may affect the income generated by the
property  or  its  value.    The  underwriting  guidelines  also  require  a
loan-to-value ratio of 75% or less. Because CTLs are principally underwritten on the basis of the creditworthiness of the tenant rather than on the value of the underlying property, they are classified as a separate class of securities for financial reporting purposes. As with commercial mortgage loans, CTLs are additionally secured by liens on the underlying property.

     As part of its investment strategy, the Company enters into mortgage dollar roll and reverse repurchase transactions principally to increase investment earnings and to improve liquidity. These transactions are terminable after 30 days and are accounted for as short-term investment borrowings, with the proceeds of such borrowings reinvested in short-term financial instruments. They are collateralized by mortgage-backed agency pass-throughs with fair values approximating the underlying loan value. Such borrowings were $134.6 million and $257.3 million at December 31, 1996 and 1995, respectively.

     At December 31, 1996 and 1995, the Company had outstanding interest rate swap agreements with total notional contract amounts of $330.0 million and which expire at various dates through 1999. At December 31, 1996 and 1995, the average contractual floating-pay rates approximated 5.7% and 5.9%, respectively, and fixed-receipt rates approximated 7.3% for both years. Based on these rates, the Company's interest rate swaps had an estimated fair value of a positive $4.4 million and $12.2 million at year-end 1996 and 1995, respectively.

     The Company had no investments in any entity in excess of 10% of shareholder's equity or $91.5 million as of December 31, 1996, excluding investments issued, assumed or guaranteed by the U.S. government or U.S.
government  agencies.    The  Company's  20  non-U.S.  government  issuer
concentrations  were  as  follows:


                                                                 ESTIMATED
                                                     AMORTIZED     FAIR
     COLLATERAL  TYPE                                   COST      VALUE
     ----------------                              ------------  ---------
                                                   (DOLLARS IN MILLIONS)
      1.    GTE Corporation                            $   86.8  $  83.5
      2.    Occidental Petroleum                           75.9     81.0
      3.    Ontario Province                               71.8     68.0
      4.    American Reinsurance                           68.2     67.4
      5.    Telecommunications Inc./TCI International      67.0     64.1
      6.    PaineWebber Group                              66.3     68.8
      7.    May Department Stores                          64.2     63.9
      8.    Philips Electronics NV                         63.8     64.1
      9.    Salomon, Inc.                                  62.9     64.8
     10.    BankAmerica Corporation                        60.5     61.0
     11.    News America Holdings                          59.1     62.7
     12.    Phillips Petroleum                             57.6     64.5
     13.    American Airlines/AMR Corporation              55.3     61.5
     14.    Northern Indiana Public Service                54.9     52.7
     15.    McDonnell Douglas                              54.2     58.7
     16.    Countrywide Credit                             53.8     54.2
     17.    Dayton Hudson                                  53.1     53.8
     18.    Wal-Mart Stores                                52.3     52.8
     19.    Lehman Brothers                                51.8      3.6
     20.    Commonwealth Edison                            51.3     51.0
                                                       --------  -------
                                                       $1,230.8  1,252.1


3.          INSURANCE  LIABILITIES:

     Insurance  liabilities  consisted  of  the  following:

                                                             INTEREST
                                   WITHDRAWAL    MORTALITY     RATE        DECEMBER 31,
                                                                           -------------
                                   ASSUMPTION    ASSUMPTION  ASSUMPTION     1996     1995
---------------------------------  -----------  -----------  ----------  ---------  --------
                                                    (DOLLARS  IN  MILLIONS)
  Future policy  benefits:
    Investment contracts           N/A          N/A          (d)         $ 7,274.3  $6,566.5
    Limited-payment contracts      None         (b)          4%-11%        1,328.1   1,267.2
    Traditional life insurance
      contracts                    (a)          (c)          (e)              32.5      32.7
    Universal life-type contracts  N/A          N/A          N/A              43.5      47.7
  Claims payable and other
    policyholders' funds           N/A          N/A          N/A               1.5       1.7
                                                                         ---------  --------
      Total insurance liabilities    -            -            -         $ 8,679.9  $7,915.8
                                                                         =========  ========


_______________
(a)          Company  experience.
(b)          Principally  the  1984  United  States  Population  Table.
(c)Principally  modifications  of  the  1965-70  Basic,  Select,  and Ultimate
Tables.
(d)In 1996 and 1995, approximately 95% of this liability represented account balances where future benefits were not guaranteed and 5% represented the present value of guaranteed future benefits determined using interest rates ranging from 3% to 12%.
(e)          Various,  ranging  from  3%  to  6%  in  1996  and  1995.




     Realized gains on fixed maturities during 1994 reduced the expected future yields on the investment of policyholder balances to the extent that future cash flows on certain products were insufficient to cover future benefits and expenses. Accordingly, an additional estimated insurance liability of $2.2 million was established by a charge to expense in 1994. No additions to liabilities were required in 1996 and 1995.

4.          REINSURANCE:

     In the normal course of business, the Company seeks to limit its exposure to loss on any single policy and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers under excess coverage contracts. The Company has set its retention limit for acceptance of risk on life insurance policies at various levels up to $0.8 million. To the extent that reinsuring companies are unable to meet obligations under these agreements, the Company remains contingently liable. The Company evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Assets and liabilities relating to reinsurance contracts are reported gross of the effects of reinsurance. Reinsurance receivables and prepaid reinsurance premiums, including amounts related to insurance liabilities, are reported as assets.

     Direct and assumed life insurance in force totaled $561.5 million, $628.6 million, and $706.3 million at December 31, 1996, 1995, and 1994, respectively, and ceded life insurance in force totaled $247.6 million, $286.1 million, and $329.1 million at December 31, 1996, 1995 and 1994, respectively.

     The cost of ceded policies containing mortality risks totaled $1.5 million in 1996 and $1.3 million in 1995 and 1994, and was deducted from insurance premium revenue. Reinsurance recoveries netted against insurance policy benefits totaled $1.4 million, $4.5 million, and $3.5 million in 1996, 1995, and 1994, respectively.
     Effective October 1, 1995, the Company recaptured certain annuity business with assets approximately equal to insurance liabilities of $72.8 million that had previously been ceded.

     In October 1995, the Company and AGC Life entered into a modified coinsurance agreement. Under the agreement, AGC Life issues the SPIAs, and 50% of each risk is reinsured to the Company. Under this arrangement, the Company reports its pro rata share of premiums and shares in its pro rata portion of the gain or loss on policies sold. Pursuant to this arrangement in 1996, the Company assumed $90.9 million of premiums. The arrangement resulted in $91.3 million of revenues and expenses for the Company in 1996. As of December 31, 1996, the funds held by reinsurer and the insurance liabilities resulting from this agreement were $96.6 million.

     Since 1994, the Company has been a party to a standby reinsurance agreement for new SPDA sales through selected financial institutions, which becomes effective only if the Company's risk-based capital ratio falls below a prescribed level. No reinsurance pursuant to this agreement has become effective.

5.          INCOME  TAXES:

     The components of income tax included in the balance sheet are as follows:

                                               DECEMBER  31
                                               ------------
                                              1996     1995
                                              ----     ----
                                          (DOLLARS IN MILLIONS)
  Deferred income tax liabilities:
    Investments                              $ 21.1   $  20.0
    Cost of policies produced and purchased   143.6     118.4
    Unrealized appreciation of investments     21.1      67.5
                                             -------  --------
      Gross deferred income tax liabilities   185.8     205.9
  Deferred income tax assets:
    Insurance liabilities                      80.6      76.7
    Other                                       8.8      10.8
                                             -------  --------
      Gross deferred income tax assets         89.4      87.5
                                             -------  --------
      Net deferred income tax liabilities    $(96.4)  $(118.4)
                                             =======  ========




     Income  tax  expense  was  as  follows:

                                    1996    1995    1994
                                   -----  -------  ------
                                  (DOLLARS  IN  MILLIONS)
  Current tax provision (benefit)  $31.6  $(23.0)  $(5.0)
  Deferred tax provision            27.5    29.3    50.1
                                   -----  -------  ------
  Income tax expense               $59.1  $  6.3   $45.1
                                   =====  =======  ======



     Income tax expense differed from that computed at the applicable federal statutory rate (35% during 1996, 1995, and 1994) for the following reasons:

                                              1996    1995    1994
                                             ------  ------  -----
                                           (DOLLARS  IN  MILLIONS)
  Federal tax on income before income taxes
    at statutory rates                       $59.1   $ 7.6   $44.2
  State taxes                                  0.3     0.5     0.5
  Additional tax on unrealized gains and
    income of prior periods related to
    increase in corporate income tax rate        -       -       -
  Various adjustments                         (0.3)   (1.8)    0.4
                                             ------  ------  -----
  Income tax expense                         $59.1   $ 6.3   $45.1
                                             ======  ======  =====




     During 1995, the Company assigned its right to tax benefits related to realized investment losses generated during 1995 to an affiliate in return for cash payments equal to the tax benefits. During 1995, the Company received $36.9 million and at December 31, 1995, $9.7 million, included in other assets, related to the remaining 1995 tax benefits receivable from the affiliate.

6.          FAIR  VALUE  OF  FINANCIAL  INSTRUMENTS:

     Statement of Financial Accounting Standards No. 107, DISCLOSURES ABOUT FAIR VALUES OF FINANCIAL INSTRUMENTS ("SFAS 107") requires disclosures of fair value information about financial instruments, and includes assets and liabilities recognized or not recognized in the balance sheet, for which it is practicable to estimate their fair value. In cases where quoted market prices are not available, fair values are based on estimates using discounted cash flow or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rates and estimates of the amount and timing of future cash flows. SFAS 107 excludes certain insurance liabilities and other non-financial instruments from its disclosure requirements, such as the amount for the value associated with customer or agent relationships, the expected interest margin (interest earnings over interest credited) to be earned in the future on investment-type products, or other intangible items. Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value of the Company; likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

     The following methods and assumptions were used by the Company in determining estimated fair values of financial instruments:

FIXED MATURITIES AND EQUITY SECURITIES: The estimated fair values for fixed maturities are based on quoted market prices, where available. For fixed maturities not actively traded, the estimated fair values are determined using values obtained from independent pricing services or, in the case of private placements, are determined by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the securities. The estimated fair values for equity securities are based on quoted market prices.

     SHORT-TERM  INVESTMENTS:   The carrying values approximate estimated fair
value.

MORTGAGE LOANS, CREDIT-TENANT LOANS, AND POLICY LOANS: The estimated fair values for mortgage loans, CTLs, and policy loans are determined by discounting future expected cash flows using interest rates currently being offered for similar loans to borrowers with similar credit ratings.

OTHER INVESTED ASSETS: The estimated fair values are determined using quoted market prices for similar instruments.

INSURANCE LIABILITIES FOR INVESTMENT CONTRACTS: The estimated fair values are determined using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. The estimated fair values of the insurance liabilities for investment contracts were approximately equal to the carrying values as of December 31, 1996 and 1995, because interest rates credited on the vast majority of account balances approximate current rates paid on similar investments and are not generally guaranteed beyond one year. Fair values for the Company's insurance liabilities other than those for investment-type insurance contracts are not required to be disclosed. However, the estimated fair values of liabilities for all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

     INVESTMENT  BORROWINGS:    The carrying values approximate estimated fair
value.


     The estimated fair values and carrying values of the Company's financial instruments were as follows:

                                                        DECEMBER  31,
                                                        -------------
                                                   1996                1995
                                                   ----                ----
                                               FAIR   CARRYING    FAIR    CARRYING
                                              VALUE    VALUE      VALUE    VALUE
                                            --------  --------  --------  --------
                                                  (DOLLARS  IN  MILLIONS)
  ASSETS:
    Fixed maturities and equity securities  $8,842.5  $8,842.5  $7,999.6  $7,998.6
    Mortgage loans, credit-tenant loans,
      and policy loans                         396.2     398.0     400.0     404.5
    Other invested assets                       24.5      24.5      24.5      24.5
    Short-term investments                     105.8     105.8     414.8     414.8
  LIABILITIES:
    Insurance liabilities for investment
      contracts                              7,274.3   7,274.3   6,566.5   6,566.5
    Investment borrowings                      156.3     156.3     257.3     257.3




7.          SHAREHOLDER'S  EQUITY:

     Generally, dividends that can be paid by the Company during any 12-month period cannot exceed the greater of statutory net gain from operations (excluding realized gains on investments) for the preceding year or 10% of statutory surplus at the end of the preceding year. In 1997, the Company can pay dividends of up to $57.0 million.

     During 1995, the Company increased its authorized number of common stock shares from 30,000 shares to 100,000 shares and issued a stock dividend of 20,000 shares. The stock dividend was accounted for as a stock split.

     The components of the balance sheet caption "unrealized appreciation (depreciation) of investments, net" in shareholder's equity are summarized as follows:


                                            DECEMBER 31, 1996               DECEMBER 31, 1995
                                            -------------------           -------------------
                                              EFFECT OF                          EFFECT  OF
                                      COST   FAIR VALUE   CARRYING    COST       FAIR VALUE   CARRYING
                                      BASIS  ADJUSTMENTS  VALUE       BASIS      ADJUSTMENTS    VALUE
                                     ---------  --------  ----------  ---------  -------  ----------
                                                         (DOLLARS  IN  MILLIONS)
INVESTMENTS:
  Actively managed fixed maturities  $ 8,738.4   $104.1   $ 8,842.5   $ 7,654.5   $342.2   $ 7,996.7
  Other invested assets                   23.6      0.9        24.5        13.5     11.0        24.5
                                     ----------  -------  ----------  ----------  -------  ----------
                                       8,762.0    105.0     8,867.0     7,668.0    353.2     8,021.2
OTHER BALANCE SHEET ITEMS:
  Cost of policies purchased              71.5    (21.1)       50.4        75.8    (40.0)       35.8
  Cost of policies produced              408.3    (28.1)      380.2       325.1    (96.4)      228.7
  Insurance liabilities               (8,679.9)            (8,679.9)   (7,879.5)   (36.3)   (7,915.8)
  Other liabilities                      (39.7)     4.4       (44.1)      (37.2)    12.2       (25.0)
  Deferred income taxes                  (75.3)   (21.1)      (96.4)      (50.9)   (67.5)     (118.4)
                                     ----------  -------  ----------  ----------  -------  ----------
  Unrealized appreciation of
    investments, net                            $  39.1                           $125.2
                                                ========                          =======




     In September 1996, Western National generated net proceeds of $125.9 million from the issuance of preferred stock to American General. Such net proceeds were contributed to the Company.

8.          COMMITMENTS  AND  CONTINGENCIES:

COMMITMENTS

     The Company leases office space and equipment under noncancellable operating leases. The approximate future minimum lease rental commitments under such leases as of December 31, 1996, are as follows (dollars in thousands):

YEAR  ENDING  DECEMBER  31,
---------------------------
1997               993
1998             1,002
1999               993
2000               968
2001               581
    Thereafter   1,405
                 -----
                 5,942
                 =====




     Rent  expense  was  $1,018,000, $752,000, and $788,000 in 1996, 1995, and
1994,  respectively.

     Until May 1, 1997, the Company is committed to reimburse the WNL Series Trust for administrative expenses in excess of .12% of the market value of investments related to variable annuity policies issued by the Company. During 1996, the Company incurred approximately $0.6 million related to this commitment.

CONTINGENCIES

     Assessments are levied on the Company from time to time by guaranty fund associations of states in which it is licensed to provide for payment of covered claims or to meet other insurance obligations, subject to prescribed limits, of insolvent insurance enterprises. Assessments are allocated to an insurer based on the ratio of premiums written by an insurer to total premiums written in the state. The terms of the assessments depend on how each guaranty fund association elects to fund its obligations. Assessments levied by certain states may be recoverable through a reduction in future premium taxes. The Company provides a liability, net of discount and estimated premium tax offsets, for estimated future assessments of known insolvencies. Included in other liabilities is a reserve for guaranty fund assessments of $22.1 million, $29.2 million and $7.4 million, at December 31, 1996, 1995, and 1994, respectively. The Company determines guaranty fund liabilities by utilizing a report prepared annually by the National Organization of Life and Health Insurance Guaranty Associations which provides estimates of assessments by insolvency. Although management believes the provision for guaranty fund assessments is adequate for all known insolvencies, and does not currently anticipate the need for any material additions to the reserve for known insolvencies. However, it is reasonably possible that the estimates on which the provision is based will change and that such changes will result in future adjustments.

     From time to time, the Company is involved in lawsuits which are related to its operations. In most cases, such lawsuits involve claims under insurance policies or other contracts of the Company. None of the lawsuits currently pending, either individually or in the aggregate, is expected to have a material effect on the Company's financial condition or results of operations.

9.          EMPLOYEE  BENEFIT  PLANS:

     Western National sponsors a qualified defined contribution plan (the "Plan") covering all full-time employees of the Company. The Plan provides for the Company to match, with equivalent value of Western National stock, 50% of a participant's voluntary contributions up to 4% of a participant's compensation (subject to certain Internal Revenue Code limitations). The Company can also elect to make additional discretionary contributions to the
Plan. For 1996 and 1995, the Company made a matching contribution in an amount equal to 65% and 50%, respectively, of each participant's elective contributions, up to 6% of annual compensation (subject to Internal Revenue Code limitations). Subsequent to year end, the Company's matching contribution was increased to 75% for 1997 contributions. The Company's Supplemental Plan is an unfunded, nonqualified plan that provides to certain employees similar benefits that cannot be provided by a qualified defined contribution plan due to Internal Revenue Code limitations. Participants can also defer additional amounts of salary and bonus under the Supplemental Plan, but there is no employer match for such additional contributions. Expense recorded related to the Company's reimbursement to Western National for matching contributions under both plans was approximately $394,000, $232,000, and $92,000 in 1996, 1995, and 1994, respectively.

10.          RELATED  PARTY  TRANSACTIONS:

     See Note 4 for a description of the modified coinsurance agreement with AGC Life.

     The Company was an affiliate of Conseco through December 23, 1994. In 1994, the Company incurred $17.3 million of fees under investment management and service agreements with Conseco and its subsidiaries. Subsequent to 1994, Conseco has continued to provide investment accounting services and investment advisory services for a substantial majority of the Company's portfolio. Total investment advisory and accounting fees paid to Conseco were $7.4 million and $7.9 million for the years ended December 31, 1996 and 1995, respectively.

11.          OTHER  OPERATING  STATEMENT  DATA:

     Insurance  policy  income  consisted  of  the  following:

                                                  1996       1995     1994
                                               ----------  --------  --------
                                                (DOLLARS  IN  MILLIONS)
  Direct premiums collected                    $ 1,625.5   $ 720.4   $ 751.9
  Reinsurance ceded                                 (1.5)     (0.9)     (1.2)
                                               ----------  --------  --------
  Premiums collected, net                        1,624.0     719.5     750.7
  Less premiums on universal life and
    investment contracts without mortality
    risk which are recorded as additions to
    insurance liabilities                       (1,613.4)   (697.8)   (729.6)
                                               ----------  --------  --------
  Direct premiums on products with mortality
    risk, recorded as insurance policy income       10.6      21.7      21.1
  Reinsurance assumed                               71.1
  Amortization of deferred revenue                   0.5       0.5       0.4
  Fees and surrender charges                         4.4       4.2       4.8
  Other income                                       4.4
                                               ----------  --------  --------
    Insurance policy income                    $    91.0   $  26.4   $  26.3
                                               ==========  ========  ========




     The  changes  in  the  cost  of  policies  purchased  were  as  follows:

                                                  1996     1995    1994
                                                -------  -------  -------
                                                (DOLLARS  IN  MILLIONS)
  Balance, beginning of year before effect of
    fair value adjustments of actively managed
    fixed maturities                            $ 75.8   $ 80.5   $ 83.1
    Scheduled amortization                        (4.3)    (4.7)    (4.9)
    Amortization related to realized gains
      and losses                                                     2.3
                                                -------  -------  -------
  Balance, end of year before effect of fair
    value adjustments of actively managed
    fixed maturities                              71.5     75.8     80.5
  Effect of fair value adjustment of actively
    managed fixed maturities                     (21.1)   (40.0)    23.7
                                                -------  -------  -------
  Balance, end of year                          $ 50.4   $ 35.8   $104.2
                                                =======  =======  =======




     The  changes  in  the  cost  of  policies  produced  were  as  follows:

                                                       1996     1995    1994
                                                     -------  -------  -------
                                                      (DOLLARS  IN  MILLIONS)
  Balance, beginning of year before effect of
    fair value adjustments of actively managed
    fixed maturities                                 $325.1   $265.0   $200.5
  Acquisition costs incurred                          120.6     62.2     62.4
  Scheduled amortization                              (37.3)   (34.0)   (15.1)
  Amortization related to realized gains and losses    (0.6)    29.8     16.7
  Amortization of deferred revenue                      0.5      0.5      0.5
  Effects of reinsurance                                         1.6
                                                     -------  -------  -------
  Balance, end of year before effect of fair value
    adjustments of actively managed fixed
    maturities                                        408.3    325.1    265.0
  Effect of fair value adjustment of actively
    managed fixed maturities                          (28.1)   (96.4)   100.3
                                                     -------  -------  -------
  Balance, end of year                               $380.2   $228.7   $365.3
                                                     =======  =======  =======




     Based on current conditions and assumptions as to future events on all policies in force, approximately 6% to 7% of the cost of policies purchased as of December 31, 1996, excluding the effect of fair value adjustments for actively managed fixed maturities, is expected to be amortized in each of the next five years. The average discount rate for the cost of policies purchased was approximately 19% for the year ended December 31, 1996.

12.          STATUTORY  INFORMATION:

     Statutory accounting practices prescribed or permitted for the Company by regulatory authorities differ from generally accepted accounting principles. The Company reported the following amounts to regulatory agencies:

                                 DECEMBER  31,
                                 -------------
                                  1996    1995
                                 ------  ------
                            (DOLLARS  IN  MILLIONS)
  Statutory capital and surplus  $572.4  $426.1
  Asset valuation reserve         109.0    91.1
  Interest maintenance reserve    104.4   105.3
                                 ------  ------
    Total                        $785.8  $622.5
                                 ======  ======


     Statutory accounting practices require that certain investment-related portions of surplus, called the asset valuation reserve ("AVR") and the interest maintenance reserve ("IMR"), be appropriated and reported as liabilities. The purpose of these reserves is to stabilize statutory surplus against fluctuations in the market value of investments. The AVR captures realized and unrealized investment gains and losses related to changes in creditworthiness. The IMR captures realized investment gains and losses on debt instruments resulting from changes in interest rates and provides for subsequent amortization of such amounts into statutory net income on a basis reflecting the remaining life of the assets sold.

     The following table compares the pre-tax income determined on a statutory accounting basis with such income reported herein in accordance with generally accepted accounting principles:

                                                1996     1995     1994
                                              -------  --------  -------
                                                (DOLLARS  IN  MILLIONS)
  Statutory net gain from operations          $ 65.3   $  51.6   $ 68.8
  IMR amortization                              (8.7)     (8.7)   (13.5)
  Realized gains (losses)                       15.1    (118.2)   (39.4)
                                              -------  --------  -------
  Pre-tax statutory income before transfers
    to and from and amortization of tax IMR     71.7     (75.3)    15.9
  Net effect of adjustments for generally
    accepted accounting principles              97.4      97.0    110.2
                                              -------  --------  -------
  Pre-tax income, generally accepted
    accounting principles                     $169.1   $  21.7   $126.1
                                              =======  ========  =======

25
                       REPORT OF INDEPENDENT ACCOUNTANTS
                       ON FINANCIAL STATEMENT SCHEDULES


To  the  Board  of  Directors  of
Western  National  Life  Insurance  Company

     Our report on the financial statements of Western National Life Insurance Company is included on page F-2 of this Form N-4. In connection with our audits of such financial statements, we have also audited the related financial statement schedules listed in the index on page F-1 of this Form N-4.

     In our opinion, the financial statement schedules referred to above, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information required to be included therein.


                              COOPERS  &  LYBRAND  L.L.P.

Houston,  Texas
February  5,  1997

                      WESTERN NATIONAL LIFE INSURANCE COMPANY

                                  SCHEDULE VI

                                  REINSURANCE
             FOR THE YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994
                             (DOLLARS IN MILLIONS)

                                               1996       1995     1994
                                              ------   --------   --------
                                              (DOLLARS  IN  MILLIONS)
  LIFE INSURANCE IN FORCE:
    Direct                                    $ 559.3   $ 626.0   $ 703.1
    Assumed                                       2.2       2.6       3.2
    Ceded                                      (247.6)   (286.1)   (329.1)
                                              --------  --------  --------
      Net insurance in force                  $ 313.9   $ 342.5   $ 377.2
                                              ========  ========  ========
      Percentage of assumed to net                0.7%      0.7%      0.8%

  PREMIUMS RECORDED AS REVENUE FOR GENERALLY
    ACCEPTED ACCOUNTING PRINCIPLES:
    Direct                                       12.1      23.0      22.4
    Assumed                                      71.1
    Ceded                                        (1.5)     (1.3)     (1.3)
                                              --------  --------  --------
      Net premiums                            $  81.7   $  21.7   $  21.1
                                              ========  ========  ========
      Percentage of assumed to net               87.0%      0.0%      0.0%
